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                                                                  EXHIBIT 10.32


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                           POOLING AND SERVICING AGREEMENT

                                        among


                              EAGLE AUTO FUNDING CORP.,
                                      as Seller



                                 EAGLE FINANCE CORP.,
                             individually and as Servicer



                                         and



                            HARRIS TRUST AND SAVINGS BANK,
                  as Trustee, initial Custodian and Back-Up Servicer

                              EAGLE AUTO TRUST - 1996-A


                            Dated as of September 1, 1996


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                                  TABLE OF CONTENTS



                                      ARTICLE I
                                                                            Page
                                                                            ----

                                     DEFINITIONS............................   2

    SECTION 1.01.  Certain Defined Terms....................................   2
    SECTION 1.02.  Provisions of General Application........................  19

                                      ARTICLE II

                               TRANSFER OF TRUST ASSETS.....................  20

    SECTION 2.01.  Establishment of Trust; Conveyance of Transferred
                   Assets...................................................  20
    SECTION 2.02.  Acceptance by Trustee and Appointment of the Servicer
                   as Custodian.............................................  20
    SECTION 2.03.  Grant of Security Interest; Tax Treatment................  22
    SECTION 2.04.  Further Action Evidencing Assignments....................  23

                                     ARTICLE III

                      REPRESENTATIONS AND WARRANTIES; COVENANTS.............  23

    SECTION 3.01.  Representations and Warranties of the Seller.............  23
    SECTION 3.02.  Representations and Warranties as to each Auto Loan and the other Transferred Assets.........................  27
    SECTION 3.03.  Repurchases and Purchases................................  32
    SECTION 3.04.  Covenants of the Seller..................................  34

                                      ARTICLE IV

                              SERVICING OF TRUST ASSETS.....................  36

    SECTION 4.01.  Appointment of Servicer..................................  36
    SECTION 4.02.  Subservicing Agreements Between Servicer and
                   Subservicer..............................................  38
    SECTION 4.03.  Representations and Warranties of the Servicer...........  39
    SECTION 4.04.  Duties and Responsibilities of the Servicer..............  40
    SECTION 4.05.  Fidelity Bond, Errors and Omissions Insurance............  43
    SECTION 4.06.  Inspection...............................................  44
    SECTION 4.07.  Trustee to Cooperate.....................................  44
    SECTION 4.08.  Servicing Compensation; Back-Up Servicing Fee;
                   Servicing Expenses.......................................  45
    SECTION 4.09.  Servicer Not to Resign...................................  45
    SECTION 4.10.  Change in Business of the Servicer.......................  46
    SECTION 4.11.  Events of Servicing Termination..........................  46
    SECTION 4.12.  Appointment of the Successor Servicer....................  48
    SECTION 4.13.  Annual Reports; Statements as to Compliance..............  49


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    SECTION 4.14.  Annual Independent Public Accountants' Servicing
                   Report...................................................  50
    SECTION 4.15.  Servicer Reports.........................................  50
    SECTION 4.16.  Monthly Investor's Report................................  52
    SECTION 4.17.  Representations of the Back-Up Servicer..................  53
    SECTION 4.18   Merger or Consolidation of or Assumption of the
                   Obligations of the Back-Up Servicer......................  54
    SECTION 4.19   Back-Up Servicer Resignation.............................  54
    SECTION 4.20   Oversight of Servicing...................................  55
    SECTION 4.21   Duties and Responsibilities; Indemnification.............  56
    SECTION 4.22   Back-Up Servicer to Act as Servicer; Appointment of
                   Successor................................................  56

                                      ARTICLE V

                                     THE TRUSTEE............................  57

    SECTION 5.01.  Certain Duties...........................................  57
    SECTION 5.02.  Notice of Defaults; Other Notices........................  59
    SECTION 5.03.  Certain Matters Affecting the Trustee....................  59
    SECTION 5.04.  Trustee Not Liable for Certificates or Auto Loans........  61
    SECTION 5.05.  Trustee May Own Certificates.............................  62
    SECTION 5.06.  The Servicer to Pay Trustee's Fees and Expenses..........  62
    SECTION 5.07.  Eligibility Requirements for Trustee.....................  62
    SECTION 5.08.  Resignation or Removal of Trustee........................  63
    SECTION 5.09.  Successor Trustee........................................  63
    SECTION 5.10.  Merger or Consolidation of Trustee.......................  64
    SECTION 5.11.  Tax Matters..............................................  64

                                      ARTICLE VI

                                   THE CERTIFICATES.........................  65

    SECTION 6.01.  The Certificates.........................................  65
    SECTION 6.02.  Authentication of Certificates...........................  65
    SECTION 6.03.  Registration of Transfer and Exchange of Certificates....  66
    SECTION 6.04.  Appointment of Paying Agent..............................  67
    SECTION 6.05.  Mutilated, Destroyed, Lost or Stolen Certificates........  68
    SECTION 6.06.  Persons Deemed Owners....................................  68
    SECTION 6.07.  Access to List of Certificateholders' Names and
                   Addresses................................................  68
    SECTION 6.08.  Acts of Certificateholders...............................  69
    SECTION 6.09.  Restrictions on Transfer.................................  70
    SECTION 6.10.  Book-Entry Certificates..................................  73
    SECTION 6.11.  Notices to Depository....................................  74
    SECTION 6.12.  Definitive Certificates..................................  75
    SECTION 6.13.  Temporary Certificates...................................  75


                                          ii

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                                     ARTICLE VII

                             DEPOSITS AND DISTRIBUTIONS.....................  76

    SECTION 7.01.  Rights of Certificateholders. ...........................  76
    SECTION 7.02.  Establishment and Administration of the Collection
                   Account..................................................  76
    SECTION 7.03.  Establishment and Administration of the Cash Reserve
                   Account..................................................  77
    SECTION 7.04.  Distributions............................................  79
    SECTION 7.05   Reports to Certificateholders............................  81

                                     ARTICLE VIII

                                       REMEDIES.............................  81

    SECTION 8.01   Collection of Indebtedness and Suits for Enforcement by
                   Trustee..................................................  81
    SECTION 8.02   Trustee May File Proofs of Claim.........................  81
    SECTION 8.03   Trustee May Enforce Claims Without Possession of
                   Certificates.............................................  82
    SECTION 8.04   Application of Money Collected...........................  82
    SECTION 8.05   Limitation on Suits......................................  82
    SECTION 8.06   Restoration of Rights and Remedies.......................  83
    SECTION 8.07   Rights and Remedies Cumulative...........................  83
    SECTION 8.08   Delay or Omission Not Waiver.............................  84
    SECTION 8.09   Control by Certificateholders............................  84
    SECTION 8.10   Undertaking for Costs....................................  84
    SECTION 8.11   Waiver of Stay or Extension Laws.........................  84

                                      ARTICLE IX

                         LIMITATION ON LIABILITY; INDEMNITIES...............  85

    SECTION 9.01   Liabilities of Obligors..................................  85
    SECTION 9.02   Limitation on Liability of the Seller and the
                   Servicer.................................................  85
    SECTION 9.03   Indemnities of the Servicer..............................  85

                                      ARTICLE X

                                    MISCELLANEOUS...........................  86

    SECTION 10.01  Termination of Agreement; Optional Repurchase............  86
    SECTION 10.02  Beneficiaries............................................  87
    SECTION 10.03  Amendment................................................  87
    SECTION 10.04  Notices..................................................  88
    SECTION 10.05  Notices and Reports to be Delivered to the Rating
                   Agencies.................................................  90
    SECTION 10.06  Merger and Integration...................................  90
    SECTION 10.07  Headings.................................................  90
    SECTION 10.08  Certificates Nonassessable and Fully Paid................  91
    SECTION 10.09  Severability of Provisions...............................  91
    SECTION 10.10  No Proceedings...........................................  91


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    SECTION 10.11  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
                   TRIAL....................................................  91
    SECTION 10.12  Counterparts.............................................  92


Exhibits

Exhibit A     -    Form of Repurchase Assignment
Exhibit B     -    Form of Release and Assignment
Exhibit C     -    Form of Independent Accountant's Report
Exhibit D     -    Form of Servicer Report
Exhibit E     -    Form of Monthly Investor's Report
Exhibit F     -    Form of Class A Certificate
Exhibit G     -    Form of Class B Certificate
Exhibit H          Form of Class C Certificate
Exhibit I     -    Form of Rule 144A Certificate
Exhibit J     -    Form of Accredited Institutional Investor Certificate
Exhibit K     -    Form of Transferor's Certificate

Schedule 1    -    List of Auto Loans


                                          iv

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         POOLING AND SERVICING AGREEMENT (the "Agreement"), dated as of
September 1, 1996, among EAGLE AUTO FUNDING CORP., a Delaware corporation, its successors and permitted assigns, as Seller (the "Seller"), EAGLE FINANCE CORP., a Delaware corporation, its successors and permitted assigns as Servicer (the "Servicer") and individually ("Eagle Finance"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, its successors and permitted assigns, not in its individual capacity but solely as trustee (the "Trustee").


                                 W I T N E S S E T H:

         WHEREAS, the Seller is a bankruptcy-remote corporation formed for the sole purpose of acting as the depositor of consumer automobile loans to trusts and issuing certificates representing undivided beneficial interests in such trusts;

         WHEREAS, the Seller will acquire from time to time consumer automobile loans financing the purchase of new and used automobiles and light trucks, which loans create a lien or security interest in the automobile financed thereunder in favor of the loan holder (the "Auto Loans");

         WHEREAS, the Seller intends that Eagle Auto Trust 1996-A (the "Trust") will purchase the Auto Loans from the Seller simultaneously with the acquisition of such Auto Loans by the Seller;

         WHEREAS, the Servicer has been requested and is willing to direct the Trustee to make certain distributions of funds in connection with amounts due or received as proceeds from the Auto Loans, investment income and payment of principal of and interest on, the Certificates and to otherwise perform certain administrative functions in connection with the transactions contemplated hereby;

         WHEREAS, in order to effectuate the purposes of this Agreement, the Seller desires that the Servicer be appointed to perform certain servicing and collection functions in respect of the Auto Loans to be acquired by the Trust for the benefit of the Certificateholders as their interests appear herein; and

         WHEREAS, Eagle Finance has been requested and is willing to act as the Servicer hereunder to perform certain servicing and collection functions provided for herein; and

         WHEREAS, the Trustee has been requested and is willing to act as Back-Up Servicer and as initial Custodian hereunder.

         NOW, THEREFORE, the parties agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings:

         "ACTUARIAL METHOD" means the method of allocating fixed level monthly payments on an Auto Loan between interest and principal whereby the amount allocable to interest is equal to 1/12 of the APR under the related Auto Loan multiplied by the unpaid principal balance of the Auto Loan and the amount allocable to principal is equal to the remainder of the monthly payment.

         "ADVERSE CLAIM" means any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the security interest created under this Agreement.

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS" means, on any date of determination, the aggregate Principal Balances of all Auto Loans as of such date.

         "AGREEMENT" means this Pooling and Servicing Agreement, as amended or supplemented from time to time including all exhibits and schedules hereto and thereto.

         "APPLICANTS" has the meaning specified in Section 6.07.

         "APR" means the annual percentage rate of finance charges of an Auto Loan as determined according to the related contractual documents with the Obligor thereof.

         "AUTHORIZED OFFICER" means, with respect to any corporation or partnership, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer and each other officer of such corporation or the general partner of such partnership specifically authorized in resolutions of the Board of Directors of such corporation to sign agreements, instruments or other documents in connection with this Agreement on behalf of such corporation or partnership, as the case may be.

         "AUTO LOAN" means a consumer loan arising from the sale of an Automobile and conveyed to the Trust by the Seller as part of the Trust Assets, and includes, without limitation, (a) all security interests or liens and property subject thereto from time to time purporting to secure payment by the Obligor thereunder, (b) all guarantees, indemnities and warranties (including rights under any Dealer Agreement), insurance policies, certificates of title or other title documentation and other agreements or arrangements of whatever character, including the original loan contract, from time to time supporting or securing payment of such Auto Loan, (c) all collections received on and after the Cut-Off Date and records with respect to the foregoing and (d) all proceeds of any of the foregoing.

         "AUTOMOBILES" means new and used automobiles and light trucks, the purchase of which the Obligors financed by the Auto Loans.

         "AVAILABLE CASH RESERVE AMOUNT" means, on any date of determination, the amount on deposit in the Cash Reserve Account.

         "AVAILABLE FUNDS" means for any Distribution Date without duplication, all amounts representing Payments collected during the immediately preceding Due Period.

         "BACK-UP SERVICER" means Harris Trust and Savings Bank, its successors and permitted assigns.

         "BACK-UP SERVICING FEE" means the fee payable in arrears, equal to the greater of (a) the product of (i) 1/12, (ii) .055% and (iii) the Aggregate Principal Balance of the Auto Loans as of the end of the second Due Period prior to the Distribution Date and (b) $650; PROVIDED, HOWEVER, that with respect to the fee payable on the first such Distribution Date, such fee will equal $2,741.65.

         "BOOK-ENTRY CERTIFICATES" has the meaning specified in Section 6.10.

          "BUSINESS DAY" means any day other than a Saturday or a Sunday or another day on which banks in the States of Florida or Illinois generally, or the cities of Tampa and Orlando, Florida or of Gurnee or Chicago, Illinois (or such other cities and states in which the Corporate Trust Office, the principal administrative offices of the Servicer, Certificate Registrar and Transfer Agent, and Paying Agent or the principal offices of the Servicer is subsequently located, as specified in writing by the Servicer to the other parties hereto) are required, or authorized by law, to close.

         "CASH RESERVE ACCOUNT" means the account described in Section 7.03(a).


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

         "CERTIFICATE" means any of the Class A Certificates, the Class B Certificates or the Class C Certificates issued pursuant hereto.


         "CERTIFICATE PRINCIPAL BALANCE" means, for any Distribution Date, the sum of (a) the Class A Certificate Principal Balance, PLUS (b) the Class B Certificate Principal Balance, PLUS (c) the Class C Certificate Principal Balance.

         "CERTIFICATE REGISTER" has the meaning specified in Section 6.03.

         "CERTIFICATE REGISTRAR AND TRANSFER AGENT" has the meaning specified in Section 6.03(a).

         "CERTIFICATEHOLDER" means the holder of record of a Certificate.

         "CERTIFICATES" means the Class A Certificates, the Class B Certificates and the Class C Certificates issued pursuant hereto.

         "CLASS A CERTIFICATE" means one of the Class A Automobile Loan-Backed Pass Through Certificates issued hereunder in the form of Exhibit F.

         "CLASS A CERTIFICATE PRINCIPAL BALANCE" means, for any Distribution Date, the Initial Class A Principal Amount reduced by all prior payments to the Class A Certificateholders allocable to principal prior to such Distribution Date.

         "CLASS A INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class A Monthly Interest for such Distribution Date, plus any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest distributed to the holders of Class A Certificates pursuant to Section 7.04(a) on such current Distribution Date.

         "CLASS A MONTHLY INTEREST" means with respect to any Distribution Date, the product of (a) one-twelfth, (b) the Class A Pass-Through Rate and
(c) the Class A Certificate Principal Balance as of such Distribution Date; PROVIDED, HOWEVER, that Class A Monthly Interest with respect to the first Distribution Date following the Closing Date, shall be an amount equal to $323,091.19.

         "CLASS A PASS-THROUGH RATE" means a per annum rate equal to 7.45%.

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         "CLASS A PERCENTAGE" means 87%.

         "CLASS A PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class A Principal Distributable Amount plus any Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal distributed to the holders of the Class A Certificates pursuant to Section 7.04(a) on such current Distribution Date.

         "CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT" means for any Distribution Date the Class A Percentage of the Monthly Principal Distributable Amount.

         "CLASS B CERTIFICATE" means one of the Class B Automobile Loan-Backed Pass Through Certificates issued hereunder in the form of Exhibit G.

         "CLASS B CERTIFICATE PRINCIPAL BALANCE" means, for any Distribution Date, the Initial Class B Principal Amount reduced by all payments to the Class B Certificateholders allocable to principal prior to such Distribution Date.

         "CLASS B INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class B Monthly Interest for such Distribution Date, plus any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest distributed to the holders of the Class B Certificates pursuant to Section 7.04(a) on such current Distribution Date.

         "CLASS B MONTHLY INTEREST" means with respect to any Distribution Date, the product of (a) one-twelfth, (b) the Class B Pass-Through Rate and
(c) the Class B Certificate Principal Balance as of such Distribution Date; PROVIDED, HOWEVER, that Class B Monthly Interest with respect to the first Distribution Date following the Closing Date shall be an amount equal to $27,541.13.

         "CLASS B PASS-THROUGH RATE" means a per annum rate equal to 8.50%.

         "CLASS B PERCENTAGE" means 6.5%.

         "CLASS B PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class B Principal Distributable Amount plus any Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal distributed to the holders of the Class B

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Certificates pursuant to Section 7.04(a) on such current Distribution Date.

         "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" means for any Distribution Date the Class B Percentage of the Monthly Principal Distributable Amount.

         "CLASS C CERTIFICATE" means one of the Class C Automobile Loan-Backed Pass Through Certificates issued hereunder in the form of Exhibit H.

         "CLASS C CERTIFICATE PRINCIPAL BALANCE" means, for any Distribution Date, the Initial Class C Principal Amount reduced by all payments to the Class C Certificateholders allocable to principal prior to such Distribution Date.

         "CLASS C INTEREST CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class C Monthly Interest for such Distribution Date, plus any outstanding Class C Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class C Interest Carryover Shortfall, to the extent permitted by law, at the Class C Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest distributed to the holders of the Class C Certificates pursuant to Section 7.04(a) on such current Distribution Date.

         "CLASS C MONTHLY INTEREST" means with respect to any Distribution Date, the product of (a) one-twelfth, (b) the Class C Pass-Through Rate and
(c) the Class C Certificate Principal Balance as of such Distribution Date; PROVIDED, HOWEVER, that Class C Monthly Interest with respect to the first Distribution Date following the Closing Date shall be an amount equal to $41,311.70.

         "CLASS C PASS-THROUGH RATE" means a per annum rate equal to 12.75%.

         "CLASS C PERCENTAGE" means 6.5%.

         "CLASS C PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of business on any Distribution Date, the excess of the Class C Principal Distributable Amount plus any Class C Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal distributed to the holders of the Class C Certificates pursuant to Section 7.04(a) on such current Distribution Date.

         "CLASS C PRINCIPAL DISTRIBUTABLE AMOUNT" means for any Distribution Date, the Class C Percentage of the Monthly Principal Distributable Amount.

         "CLOSING DATE" means October 24, 1996.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL FILE" means a file containing (a) the original loan and security agreement relating to each Auto Loan and (b) (i) the related Title Document or (ii) a guarantee of title or a copy of an application for title if no certificate of title or other evidence of the security interest in the Automobile has yet been issued, for each Automobile relating to each Auto Loan sold, transferred, assigned and conveyed hereunder.

         "COLLECTION ACCOUNT" means the account described in Section 7.02(a) and the local collection accounts relating to Designated Post Office Boxes.

         "COMPUTER TAPE" means an electronic computer diskette containing the electronic master record of the Auto Loans maintained by the Servicer.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 10.04.

         "CURE PERIOD TESTING MONTH" means each of the 9th, 12th, 15th, 18th, 21st and 24th Due Periods, corresponding to June 1997, September 1997, December 1997, March 1998, June 1998 and September 1998.

         "CUSTODIAN" means Harris Trust and Savings Bank, its successors and permitted assigns, appointed pursuant to Section 2.02(a).

         "CUT-OFF DATE" means September 10, 1996.

         "DCR" means Duff & Phelps Credit Rating Co., a nationally recognized statistical rating organization, and any successor thereto.

         "DEALER" means each automobile dealer from whom Eagle Finance has acquired Auto Loans.

         "DEALER AGREEMENT" has the meaning set forth in Section 3.02(a)(xvi).

         "DEBT" means for any Person, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations,
(f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above, and (g) liabilities in respect of unfunded vested benefits under plans covered by ERISA. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Debt of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another Person to make payment of Debt, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with Debt of such Person.

         "DEFAULTED AUTO LOAN" means, for any Due Period, (a) an Auto Loan which is 120 or more days contractually past due, (b) an Auto Loan as to which the proceeds of the sale of the related Automobile have been received by the Servicer or (c) an Auto Loan as to which the Servicer has determined that no further proceeds are expected to be received and such determination was made at or prior to the last day of such Due Period.

         "DEFINITIVE CERTIFICATES" has the meaning specified in Section 6.10.

         "DELINQUENCY TRIGGER EVENT" means, for any Distribution Date, that, as of the end of the immediately preceding Due Period, the 60+ Day Delinquency Rate is greater than 5.5%.

         "DEPOSIT DATE" means the Business Day immediately preceding each related Distribution Date.

         "DEPOSITORY" has the meaning specified in Section 6.10.

         "DEPOSITORY PARTICIPANT" means a Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "DESIGNATED POST OFFICE BOXES" means the post office boxes designated by the Servicer for receipt of payments by the Obligors.

         "DETERMINATION DATE" means the 14th day of each month (or the preceding Business Day, if such day is not a Business Day) on which the Servicer will determine, among other things, the Available Funds.

         "DISTRIBUTION DATE" means November 20, 1996 and, thereafter, the 20th day of each month (or, if such day is not a Business Day, the next succeeding Business Day).

         "DOLLAR" and "$" means lawful currency of the United States of America.

         "DUE PERIOD" means the calendar month immediately preceding each Distribution Date, except that the first Due Period shall be the period from and as of the Cut-Off Date through October 31, 1996.

         "EAGLE FINANCE" means Eagle Finance Corp., a Delaware corporation, in its individual capacity and any successor thereto.

         "EAGLE FUNDING" means Eagle Auto Funding Corp., a Delaware corporation, and any successor thereto.

         "ELIGIBLE ACCOUNT" means a segregated account, which may be an account maintained with the Trustee, which is either (a) maintained with a depository institution or trust company whose long term unsecured debt obligations are rated at least A by DCR and Fitch (or, if such obligations are not rated by DCR and Fitch, such rating by either of such agencies that rates such obligations, or if neither of such agencies rates such obligations, at least A by Standard & Poor's and A2 by Moody's; PROVIDED, that if only one such rating agency rates such institution, such single rating shall suffice), or (b) a segregated trust account or similar account maintained with a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

         "ELIGIBLE INVESTMENTS" means any of the following, in each case held in the name of the Trustee:

         (a) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

         (b) repurchase agreements on obligations specified in clause (a); PROVIDED, that the short-term debt obligations of the party agreeing to repurchase are rated no less than Duff-1 by DCR and F-1 from Fitch or, if not rated by DCR and Fitch, such rating by either of such agencies that rates such obligations, or if neither of such agencies rates such obligations, no less than A-1 by Standard & Poor's and P-1 by Moody's (PROVIDED, that if only one such rating agency rates such party, such single rating shall suffice);

         (c) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state; PROVIDED, that the short-term obligations of such depository institution or trust company are rated no less than Duff-1 by DCR and F-1 from Fitch or, if not rated by DCR and Fitch, such rating by either of such agencies that rates such obligations, or if neither of such agencies rates such obligations, no less than A-1 by Standard & Poor's and P-1 by Moody's (PROVIDED, that if only one such rating agency rates such party, such single rating shall suffice);

         (d) commercial paper (having original maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition are rated no less than Duff-1 by DCR and F-1 from Fitch or, if not rated by DCR and Fitch, such rating by either of such agencies that rates such obligations, or if neither of such agencies rates such obligations, no less than A-1 by Standard & Poor's and P-1 by Moody's (PROVIDED, that if only one such rating agency rates such party, such single rating shall suffice);

         (e) securities of money market funds rated AAm or better by Standard & Poor's and Aa2 or better by Moody's (PROVIDED, that if only one such rating agency rates such fund, such single rating shall suffice); and

         (f) such other investment grade investments as shall be acceptable to the Rating Agencies which constitute "financial assets" as defined in
Section 8-102(9) of the Illinois UCC.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EVENT OF SERVICING TERMINATION" has the meaning specified in Section 4.11.

         "EXPECTED FINAL DISTRIBUTION DATE" means the March 20, 2002 Distribution Date.

         "FITCH" means Fitch Investors Service, L.P., a nationally recognized statistical rating organization, and any successor thereto.

         "GAAP" means generally accepted accounting principles as in effect in the United States, consistently applied, as of the date of such application.

         "GOVERNMENTAL AUTHORITY" means the United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

         "INDEPENDENT PUBLIC ACCOUNTANT" means any of (a) Arthur Andersen & Co., (b) Deloitte & Touche, (c) Coopers & Lybrand, (d) Ernst & Young (e) KPMG Peat Marwick and (f) Price Waterhouse (and any successors thereof); PROVIDED, that such firm is independent with respect to the Servicer or any Subservicer, as the case may be, within the meaning of the Securities Act of 1933, as amended.

         "INITIAL AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS" means the aggregate Principal Balance of the Auto Loans as of the Cut-Off Date, $35,186,973.33.

         "INITIAL CASH RESERVE ACCOUNT DEPOSIT" means $1,407,479 to be deposited in the Cash Reserve Account on or prior to the Closing Date, which is equal to approximately 4% of the Initial Aggregate Principal Balance of the Auto Loans.

         "INITIAL CLASS A PRINCIPAL AMOUNT" means $30,612,667.00.

         "INITIAL CLASS B PRINCIPAL AMOUNT" means $2,287,153.00.

         "INITIAL CLASS C PRINCIPAL AMOUNT" means $2,287,153.00.

         "INITIAL PRINCIPAL AMOUNT" means the initial principal amount of the Certificates authenticated and delivered on the Closing Date which shall be $35,186,973.00.

         "INTENDED TAX CHARACTERIZATION" has the meaning set forth in Section 2.03(b).

         "LIQUIDATION PROCEEDS" means, with respect to any Defaulted Auto Loan, the moneys collected in respect thereof, from whatever source, net of any amounts required by law to be remitted to the Obligor on such Defaulted Auto Loan.

         "LIST OF AUTO LOANS" means a list containing the Required Information with respect to each Auto Loan delivered to the Trustee and certified by a duly authorized officer of the Seller which is attached hereto as Schedule 1.

         "MONTHLY INTEREST" means with respect to any Distribution Date, the sum of (a) the Class A Monthly Interest, (b) the Class B Monthly Interest and
(c) the Class C Monthly Interest; PROVIDED, HOWEVER, that Monthly Interest with respect to the first Distribution Date following the Closing Date shall be an amount equal to $391,944.02.

         "MONTHLY INVESTOR'S REPORT" has the meaning specified in Section 4.16.

         "MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, an amount equal to the sum of the following amounts, without duplication, with respect to the immediately preceding Due Period, (a) with respect to Precomputed Auto Loans, the principal component of all scheduled payments received with respect to such Auto Loans; (b) with respect to Simple Interest Auto Loans, that portion of all scheduled payments on such Auto Loans allocable to principal received during such Due Period; (c) the principal portion of all prepayments in full and partial prepayments received with respect to any Auto Loans; (d) the Principal Balance of all Auto Loans that became Defaulted Auto Loans during such Due Period immediately prior to such Auto Loans becoming Defaulted Auto Loans and (e) to the extent attributable to principal, the Repurchase Price of each Auto Loan that was purchased by the Seller or by Eagle Finance during the related Due Period.

         "MONTHLY SERVICING FEE" means, with respect to any Distribution Date, a fee equal to (a) during such time as Eagle Finance is the Servicer, the sum of
(i) the product of (A) 1/12, (B) 3.0% and (C) the Aggregate Principal Balance of the Auto Loans as of the end of the second Due Period immediately preceding such Distribution Date (PROVIDED, HOWEVER, that with respect to the fee payable on the first such Distribution Date, such fee will equal $149,544.64) and
(ii) Reimbursable Servicer Expenses to the extent not previously netted out of Recoveries by the Servicer and (b) following the appointment of a Successor Servicer, the amount determined pursuant to Section 4.12(b).

         "MOODY'S" means Moody's Investors Service, Inc., a nationally recognized statistical rating organization, and any successor thereto.

         "NET LOSSES" means, with respect to any Due Period, the sum of the Principal Balance of Auto Loans that became Defaulted Auto Loans during such Due Period, minus Recoveries received in such Due Period for any Auto Loan that became a Defaulted Auto Loan during such Due Period or any prior Due Period.

         "NET LOSS TRIGGER EVENT" means, for any Distribution Date, as of the end of the immediately preceding Due Period, cumulative Net Losses expressed as a percentage of the Initial Aggregate Principal Balance of the Auto Loans exceed the corresponding percentage of the Initial Aggregate Principal Balance of the Auto Loans set forth in the table below:

                                       Cumulative Net Losses
                                       (expressed as % of
                                    Initial Aggregate Principal
              Due Period             Balance of the Auto Loans)
              ----------             -------------------------
                  6                            6.0%
                  9                            9.0%
                 12                           12.0%

                 15                           15.0%
                 18                           17.0%
                 21                           18.0%
                 24                           20.0%

         "OBLIGOR" means, with respect to any Auto Loan, the Person primarily obligated to make payments in respect thereto.

         "OFFICER'S CERTIFICATE" means, with respect to any Person, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of such Person.

         "OPERATIONS MANUAL" means the written policies and procedures of the Servicer, consistent with the requirements of this Agreement in effect from time to time formulated by the Servicer as to credit and collection policies, certain underwriting criteria and certain other servicing matters.

         "OPINION OF COUNSEL" means a written opinion of counsel (who may be counsel to the Seller or the Servicer), which opinion is acceptable to the Trustee.

         "PAYING AGENT" has the meaning set forth in Section 6.04.

         "PAYMENTS" means, without duplication, with respect to any Due Period,
(a) all amounts received during such Due Period with respect to the Auto Loans not required by law to be remitted to the Obligor, including, without limitation, payments and prepayments collected by the Servicer from Obligors (other than insufficient funds fees and amounts in excess of outstanding principal and interest (calculated on the Actuarial Method) on a prepaid Precomputed Auto Loan, which may be retained by the Servicer) or under any insurance policy, (b) Recoveries received during such Due Period and (c) the Repurchase Price of Purchased Auto Loans repurchased during such Due Period.

         "PERCENTAGE" means the fractional undivided interest owned by a particular Certificateholder, expressed as the percentage obtained by dividing the original principal amount of the related Certificate by the Initial Principal Amount.

         "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, association, joint venture, Governmental Authority or any other entity of whatever nature.

         "PLACEMENT AGREEMENT" means the Placement Agent and Purchase Agreement dated as of October 24, 1996 executed by Eagle Finance and the Seller and accepted by Greenwich Capital Markets, Inc.

         "POOL FACTOR" means an eight-digit decimal computed as of any Distribution Date by dividing the aggregate Principal Balance of the Auto Loans as of the end of the prior Due Period (after giving effect to any payments to Certificateholders allocable to principal on such Distribution
Date) by the Initial Aggregate Principal Balance of the Auto Loans.

         "PRECOMPUTED AUTO LOAN" means any Auto Loan under which earned interest (which may be referred to in the Auto Loan as the add-on finance charge) and principal is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method commonly referred to as the "Rule of 78s."

         "PRINCIPAL BALANCE" of an Auto Loan means, as of the end of any Due Period, the Amount Financed (as such term is used in the related automobile loan and security agreement pursuant to the Federal Truth-in-Lending Act) minus without duplication (a) with respect to a Precomputed Auto Loan, the principal component of all scheduled payments received with respect to such Auto Loan on or prior to such day as allocated using the Actuarial Method; (b) with respect to a Simple Interest Auto Loan, that portion of all scheduled payments on such Auto Loan allocable to principal received on or prior to such day; (c) the principal portion of all prepayments in full or partial prepayments received with respect to such Auto Loan on or prior to such day; (d) with respect to an Auto Loan that became a Defaulted Auto Loan during such Due Period, the principal component of the outstanding balance of such Auto Loan, and (e) to the extent attributable to principal, the Repurchase Price of such Purchased Auto Loan that was repurchased.

         "PRIVATE PLACEMENT MEMORANDUM" means the Private Placement Memorandum dated October 24, 1996 with respect to the placement of the Certificates.

         "PURCHASED AUTO LOAN" means an Auto Loan repurchased by the Seller, Eagle Finance or the Servicer pursuant to Section 3.03.

         "QIB" has the meaning specified in Section 6.09(e).

         "RATING AGENCY" means any nationally recognized statistical organization rating the Certificates at the request of the Seller; as of the date hereof, DCR and Fitch. Any references to the "Rating Agency" shall be deemed to refer to each Rating Agency if after the date hereof, there is more than one Rating Agency.

         "RECORDS" means all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) prepared and maintained by the Servicer or by or on behalf of the Seller with respect to Auto Loans and the related Obligors.

         "RECORD DATE" means the last Business Day of the calendar month preceding the month in which a Distribution Date occurs.

         "RECOVERIES" means, for any Due Period, all amounts received by the Servicer (other than amounts required by law to be remitted to the related Obligor) with respect to (a) Liquidation Proceeds (net of Reimbursable Servicer Expenses) and proceeds of deficiency judgments, (b) proceeds of insurance,
(c) repossession proceeds (net of Reimbursable Servicer Expenses) and (d) the Repurchase Price of Purchased Auto Loans.

         "REIMBURSABLE SERVICER EXPENSES" means, with respect to any Distribution Date, all reasonable and customary fees and expenses of third parties incurred by the Servicer in connection with (a) their respective repossession and remarketing activities hereunder including, without limitation, fees of attorneys, appraisers, third party collateral managers and others (who shall have been retained by the Servicer, in accordance with the servicing standard set forth in Section 4.01) but in no event more than the amount of Recoveries (prior to netting out Reimbursable Servicer Expenses) on the related Auto Loan and (b) financing statements and titles.

         "RELATED DOCUMENTS" means the Sale Agreement, the Placement Agreement and all documents and instruments required to be delivered thereunder.

         "REPURCHASE PRICE" means for any Due Period, with respect to any Auto Loan which the Seller, Eagle Finance or the Servicer is obligated to repurchase in accordance with the provisions of Section 3.03, the sum of (a) the Principal Balance of such Auto Loan PLUS (b) an amount equal to the amount of interest accrued on such Principal Balance at the related APR from the last day to which interest has been paid with respect to such Auto Loan through the last day of the Due Period preceding the Deposit Date on which such Auto Loan is repurchased.

         "REQUIRED CASH RESERVE AMOUNT" means, on any day, an amount equal to the lesser of (a) the greater of (i) the product of the Required Reserve Percentage multiplied by the Aggregate Principal Balance of the Auto Loans (without giving effect to clause (d) in the definition of Principal Balance) determined as of the end of the immediately preceding Due Period and
(ii) $703,739 (which is approximately 2% of the Initial Aggregate Principal Balance of the Auto Loans) and (b) the Aggregate Principal Balance of the Auto Loans (without giving effect to clause (d) in the definition of Principal Balance) as of the end of the immediately preceding Due Period.

         "REQUIRED INFORMATION" means, with respect to an Auto Loan (a) the name of the Obligor, (b) the Principal Balance, (c) the maturity date, (d) the APR and (e) the state of residence of the Obligor.

         "REQUIRED RESERVE PERCENTAGE" means:

         (a) for any Distribution Date on which there is not an uncured Reserve Requirement Event, 9%;

         (b) for any Distribution Date as to which a Delinquency Trigger Event has occurred, the Required Reserve Percentage on such and each succeeding Distribution Date shall be 11%; PROVIDED, HOWEVER, that, upon the occurrence of a 60+ Day Delinquency Cure, the Required Reserve Percentage will return to 9%; PROVIDED, FURTHER, HOWEVER, that if the 60+ Day Delinquency Rate exceeds 5.5% on any subsequent Distribution Date after such 60+ Day Delinquency Cure, the Required Reserve Percentage shall remain at 11% until the Distribution Date on which the Certificates are retired; and

         (c) for any Distribution Date as to which a Net Loss Trigger Event has occurred, the Required Reserve Percentage on such and each succeeding Distribution Date shall be 11%. A Net Loss Trigger Event will be deemed to be continuing until the first Distribution Date following a Cure Period Testing Month for which the cumulative Net Losses, expressed as a percentage of the Initial Aggregate Principal Balance of the Auto Loans, are less than or equal to the corresponding percentage set forth in the definition of Net Loss Trigger Event, at which time the Required Reserve Percentage then will return to 9%; PROVIDED, HOWEVER, that if such Net Loss Trigger Event is not the first Net Loss Trigger Event to occur (I.E., a previous Net Loss Trigger Event has occurred and has been cured), then the Required Reserve Percentage shall remain at 11% until the Distribution Date on which the Certificates are retired.

         "RESERVE REQUIREMENT EVENT" means the occurrence of a Delinquency Trigger Event or a Net Loss Trigger Event.

         "RESPONSIBLE OFFICER" shall mean any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "SALE AGREEMENT" means the Loan Sale and Contribution Agreement dated as of September 1, 1996 by and between Eagle Finance and the Seller, providing for the sale or contribution of the Auto Loans to the Seller.

         "SECURITIES ACT" has the meaning specified in Section 6.09(a)(i).

         "SERVICER DUTIES" has the meaning specified in Section 4.04(a).

         "SERVICER REPORT" has the meaning specified in Section 4.15.

         "SERVICING OFFICER" means any officer or employee of the Servicer involved in, or responsible for, the administration and servicing of Auto Loans whose name appears on a list of servicing officers attached to Officer's Certificates furnished to the Trustee by the Servicer, as such lists may be amended from time to time.

         "SIMPLE INTEREST AUTO LOAN" means any Auto Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "SIMPLE INTEREST METHOD" means the method of allocating fixed level monthly payments on an Auto Loan between interest and principal whereby the amount allocable to interest is equal to daily interest on the Principal Balance thereof at the stated APR for the actual number of days elapsed since the preceding payment was made, which is computed on the basis of either 360 days or 365 days as required by applicable state law, and by application of amounts received first to any charges or fees due under the Auto Loan and then to interest accrued on a daily basis and then to principal.

         "60+ DAY DELINQUENCY CURE" means the third consecutive Distribution Date following the occurrence of a Delinquency Trigger Event that the 60+ Day Delinquency Rate equals or drops below 5.5%.

         "60+ DAY DELINQUENCY RATE" means, for any Distribution Date, the ratio (expressed as a percentage) of the Aggregate Principal Balance of Auto Loans that are 60 or more days delinquent (excluding Auto Loans relating to repossessed Automobiles) as of the end of the immediately preceding Due Period to the Aggregate Principal Balance of Auto Loans as of the end of such Due Period (excluding Auto Loans relating to repossessed Automobiles).

         "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., a nationally recognized statistical rating organization, and any successor thereto.

         "SUBSERVICER" means any Person with whom the Servicer enters into a Subservicing Agreement.

         "SUBSERVICING AGREEMENT" means any written contract between the Servicer and any Subservicer, relating to servicing and collection of Auto Loans.

         "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of

Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

         "SUCCESSOR SERVICER" has the meaning specified in Section 4.12(a).

         "TAX" or "TAXES" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, profits, withholding, excise, property, sales, use, occupation and franchise taxes (including, in each such case, any interest, penalties or additions attributable to or imposed on or with respect to any such taxes, charges, fees or other assessments) imposed by the United States, any state or political subdivision thereof, any foreign government or any other jurisdiction or taxing authority.

         "TITLE DOCUMENT" means, with respect to any Auto Loan and the related Automobile, either (a) the certificate of title for, or other evidence of a security interest in (including, without limitation, proof of application for notice of lien), such Automobile or (b) with respect to any jurisdiction in which the certificate of title or other evidence of ownership is not issued to the holder of a lien, evidence of the security interest in the Automobile, in each case issued by the department of motor vehicles or other appropriate Governmental Authority in the jurisdiction in which such Automobile or the Obligor is located.

         "TRANSFERRED ASSETS" means the Auto Loans (including any Auto Loans in replacement of a prior Auto Loan written pursuant to Section 4.04(c)), all rights of the Seller under the Sale Agreement, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof.

         "TRIGGER EVENT" means, with respect to any Distribution Date, one or more of the following occurs: (a) a Delinquency Trigger Event or (b) a Net Loss Trigger Event.

         "TRUST" has the meaning ascribed thereto in the recitals to this Agreement.

         "TRUST ASSETS" has the meaning specified in Section 2.01.

         "TRUST OPERATING EXPENSES" means, with respect to each Distribution Date, the amounts payable under Section 7.04(a)(i) on such date in respect of the immediately preceding Due Period.

         "TRUST TERMINATION DATE" has the meaning specified in Section 10.01.


         "TRUSTEE" means Harris Trust and Savings Bank, its successors and permitted assigns.

         "TRUSTEE FEE" means the fee paid from the Collection Account as of any Distribution Date equal to the greater of (a) the product of (i) 1/12 and
(ii) .0425% of the Aggregate Principal Balance of the Auto Loans as of the end of the second Due Period immediately preceding such Distribution Date and
(b) $300; PROVIDED, HOWEVER, that with respect to the fee payable on the first such Distribution Date, such fee will equal $2,118.55.

         "UCC" means the Uniform Commercial Code as in effect in the relevant state.

         "U.S. PERSON" means a citizen or resident of the United States, a corporation or partnership organized in or under the laws of the United States or any state thereof, or an estate or trust, the income of which is subject to United States Federal income taxation regardless of its source.

         SECTION 1.02. PROVISIONS OF GENERAL APPLICATION. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

         (b) All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9.

         (c) The terms defined in this Article include the plural as well as the singular.

         (d) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

         (e) References to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

         (f) For purposes of any calculations referred to in this Agreement (unless otherwise specified), (i) all percentages resulting from such calculations will be rounded up, if necessary, to the nearest one ten-thousandth of a percentage point (E.G., 9.87654% (or .0987654) being rounded up to 9.8766% (or .098766)) and (ii) all Dollar amounts used in or resulting from such calculations will be rounded up to the nearest cent (E.G., $1,234.373 being rounded up to $1,234.38).

                                      ARTICLE II

                               TRANSFER OF TRUST ASSETS

         SECTION 2.01. ESTABLISHMENT OF TRUST; CONVEYANCE OF TRANSFERRED ASSETS. On the Closing Date, the Seller, with the execution and delivery hereof, does hereby sell, grant, transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, without recourse, all right, title and interest of the Seller in, to and under the Transferred Assets specified herein or therein, as the case may be. The Eagle Auto Trust 1996-A is thereby and hereby established. Such property together with all funds on deposit in the Collection Account and the Trustee's security interest in all funds on deposit in the Cash Reserve Account shall constitute the assets of the Trust (the "Trust Assets").

         SECTION 2.02   ACCEPTANCE BY TRUSTEE AND APPOINTMENT OF THE SERVICER
AS CUSTODIAN. (a) The Trustee hereby acknowledges the conveyance of the Transferred Assets and the receipt of the Collateral Files and the other Transferred Assets conveyed by the Seller hereunder and declares that the Trustee, through the Custodian, will hold such Auto Loans, all other Transferred Assets conveyed by the Seller and all other Trust Assets in trust, for the use and benefit of all Certificateholders subject to the terms and provisions hereof. The Trustee, through such Custodian, may, upon the reasonable written request of the Servicer, release any such original documents to the Servicer for the limited purpose, if necessary, of temporarily assisting the Servicer to conduct collection and other servicing activities or in connection with the discharge of an Obligor's indebtedness. The Trustee shall not appoint a Custodian (i) other than itself in respect of any Collateral File or Transferred Asset unless each such Person shall have entered into an agreement with the Trustee, for the benefit of the Trust, containing provisions substantially similar to Sections 2.02(b)-(e) inclusive and 3.03 or (ii) which is Eagle Finance or any successor thereto.

         (b) The Custodian shall hold and acknowledges that it is holding the Collateral Files that it may from time to time receive hereunder as custodian for the Trustee. The Custodian shall perform its duties under this Section 2.02 in accordance with the standard set forth in Section 4.01 as such standard applies to custodial agents.

         (c) The Custodian shall promptly report to the Seller and the Trustee any failure by it to hold the complete Collateral Files as herein provided and shall promptly take appropriate action to remedy any such failure but only to the extent (i) any such failure is caused by the acts or omissions of such Custodian and (ii) such remedial action is otherwise within its capabilities or control. The Custodian shall have and perform the following powers and duties:

              (A) hold certain Collateral Files on behalf of the Trustee from time to time for the benefit of the Trust, maintain accurate records pertaining to each Auto Loan to enable it to comply with the terms and conditions of this Agreement and maintain a current inventory thereof;

              (B) implement policies and procedures in accordance with the Custodian's normal business practices with respect to the handling and custody of the Collateral Files so that the integrity and physical possession of the Collateral Files will be maintained; and

              (C) attend to all details in connection with maintaining custody of the Collateral Files on behalf of the Trustee and the Trust.

         (d) In acting as custodian of the Collateral Files, the Custodian agrees further that it does not and will not have or assert any beneficial ownership interest in the Auto Loans or the Collateral Files (PROVIDED, HOWEVER, that the foregoing shall not be deemed to affect the Trustee's right to assert any interest in the Trust Assets in its capacity as Trustee on behalf of the Certificateholders). The Servicer shall mark conspicuously its master data processing records evidencing each Auto Loan with a legend, acceptable to the Trustee, evidencing that the Trust has purchased the Auto Loans and all right and title thereto and interest therein as provided herein.

         (e) The Custodian agrees to maintain the related Collateral Files at its office located in 111 West Monroe Street, Chicago, Illinois 60609 or at such other offices of the Custodian as shall from time to time be identified by prior written notice to the Trustee. Subject to the foregoing, the Custodian may temporarily move individual Collateral Files or any portion thereof without notice as necessary to allow the Servicer to conduct collection and other servicing activities.

         (f) On or before the Closing Date (and promptly in the case of the Servicer writing a new Auto Loan pursuant to Section 4.04(c)), the Seller shall deliver or cause to be delivered to the Custodian, and the Custodian shall certify its receipt of (subject to any listed exceptions specified in the proviso of this sentence), the Collateral Files; PROVIDED, HOWEVER, that any original certificate of title or other document under applicable law evidencing the security interest of Eagle Finance in the Automobile not so delivered on or before the Closing Date shall be delivered by the Seller to the Custodian within ninety (90) days after the Closing Date. The failure by the Seller to so deliver (i) any original certificate of title or other document evidencing the security interest of Eagle Finance in the Automobile (after giving effect to such 90 day period) to the Custodian or (ii) any original Auto Loan contract not so delivered on or before the Closing Date shall be delivered by the Seller to the Custodian within thirty (30) days after the Closing Date shall be deemed to be a breach by the Seller of its representations and warranties contained in Section 3.02, and such breach shall give rise to a repurchase obligation pursuant to Section 3.03; PROVIDED, HOWEVER, that in respect of any Auto Loan for which the Seller has failed to deliver the original Auto Loan Contract as provided herein, the Seller may substitute a new Auto Loan which (i) satisfies the representations and warranties set forth in Section 3.02 and (ii) has an APR and Principal Balance not less than the APR and Principal Balance of the Auto Loan being replaced by such new Auto Loan and otherwise has substantially similar characteristics to such Auto Loan(s).

         SECTION 2.03. GRANT OF SECURITY INTEREST; TAX TREATMENT. (a) It is the intention of the parties hereto that the conveyance by the Seller of the Transferred Assets to the Trustee on behalf of the Trust on the Closing Date shall constitute a purchase and sale of such Transferred Assets and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transaction evidenced hereby constitutes a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Transferred Assets and the other Trust Assets. The conveyance by the Seller of the Transferred Assets to the Trustee on behalf of the Trust on the Closing Date shall not constitute and is not intended to result in an assumption by the Trustee, the Servicer or any Certificateholder of any obligation of the Seller to the Obligors or any other Person in connection with the Transferred Assets.

         (b) It is the intention of the Seller that, with respect to all Taxes, the Trust will be classified as a grantor trust and not as an association taxable as a corporation or as a partnership (the "Intended Tax
Characterization"). The Seller and the Trustee, by entering into this Agreement, and each Certificateholder, by the purchase of a Certificate, agree to report such transactions for purposes of all Taxes in a manner consistent with the Intended Tax Characterization.

         (c) The Seller shall take no action inconsistent with the Trust's ownership of the Transferred Assets and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Auto Loan and the other Transferred Assets is held by the Trustee on behalf of the Trust. In addition, the Seller shall respond to any inquiries from third parties with respect to ownership of an Auto Loan or any other Transferred Asset by stating that it is not the owner of such Auto Loan and that ownership of such Auto Loan or other Transferred Asset is held by the Trustee on behalf of the Trust.

         SECTION 2.04. FURTHER ACTION EVIDENCING ASSIGNMENTS. (a) The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary (notice of such actions which shall be given by the Seller in writing to the Trustee at least 30 days prior to the occurrence of any of the foregoing, unless it shall be in the best interest of the Certificateholders for such action to be taken sooner than such 30 day period, in which case the Seller will provide such notice as promptly as possible), appropriate or required, or that the Servicer or the Trustee may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Transferred Assets or to enable the Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Seller will, upon the request of the Servicer on its behalf or on behalf of the Trustee, execute and file (or cause to be executed and filed) such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, including, without limitation, recording and filing UCC-1 financing statements, amendments or continuation statements with the office of the Secretary of State of the state of the location of the chief executive office of the Seller (and other locations): (i) on or prior to the Closing Date; and (ii) not more than ten Business Days after the effective date of any change of the name, identity or structure or relocation of its chief executive office or any change that would make any UCC-1 or continuation statement previously filed pursuant to this Agreement seriously misleading within the meaning of applicable provisions of the UCC.

         (b) The Seller hereby grants to the Servicer and the Trustee a power of attorney to execute all documents on behalf of the Seller as may be necessary or desirable to effectuate the foregoing.

         (c) The Servicer agrees to take all necessary reasonable actions to maintain the first priority security interest (as such term is defined in the UCC) of the Trustee on behalf of the Trust in the Transferred Assets.


                                     ARTICLE III

                      REPRESENTATIONS AND WARRANTIES; COVENANTS

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants on the Closing Date, to the Servicer, the Trust and the Trustee, as follows:

         (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is duly qualified to do business, and is in good standing in each jurisdiction in which the nature of its business requires it to be so qualified and which permits such qualification;

         (b) The Seller has the power and authority to own and convey all of its properties and to execute and deliver this Agreement and the Related Documents and to perform the transactions contemplated hereby and thereby;

         (c) The Seller is operated in such a manner that it would not be substantively consolidated in the bankruptcy trust estate of any Affiliate, such that the separate existence of the Seller and any Affiliate would be disregarded; and to such end:

              (i) the Seller maintains separate records, books of account and financial statements from those of Eagle Finance and each other affiliate of Eagle Finance;

              (ii) the Seller does not commingle any of its assets or funds with those of Eagle Finance or any of the other Affiliates of Eagle Finance;

              (iii) the Seller maintains a separate board of directors with at least one independent director and observes all separate corporate formalities, and all decisions with respect to the Seller's business and daily operations have been and shall be independently made by the officers of the Seller pursuant to resolutions of its board of directors;

              (iv) other than contributions of capital, payment of dividends and return of capital, no transactions have been entered into between the Seller and Eagle Finance or between the Seller and any of the other Affiliates of Eagle Finance except a lease and expense allocation agreement and a tax sharing agreement between the Seller and Eagle Finance and such other transactions as are contemplated by this Agreement and the Related Documents;

              (v) except for such administration and collection functions as Eagle Finance may perform on behalf of the Seller and the Trust pursuant to this Agreement and the Related Documents, the Seller acts solely in its own name and through its own authorized officers and agents and the Seller does not act as agent of Eagle Finance or any other Person in any capacity;

              (vi) except for any funds received from Eagle Finance as a capital contribution, the Seller shall not accept for its own account funds from Eagle Finance or any of the other Affiliates of Eagle Finance; and the Seller shall not allow Eagle Finance or any of the other Affiliates of Eagle Finance otherwise to supply funds to, or guarantee any obligation of, the Seller;

              (vii) the Seller shall not guarantee, or otherwise become liable with respect to, any obligation of Eagle Finance or any of the other Affiliates of Eagle Finance; and

              (viii) the Seller shall at all times hold itself out to the public under the Seller's own name as a legal entity separate and distinct from Eagle Finance and the other Affiliates of Eagle Finance.

         (d) The Seller has not engaged, and does not presently engage and shall not engage, in any activity other than the activities undertaken pursuant to this Agreement and the Related Documents and contemplated hereby and thereby and activities ancillary or incident thereto;

         (e)  The Seller has not entered into any agreement or arrangement
(i) pursuant to which it grants rights in any of the Trust Assets to any Person and (ii) which does not include a provision in form and substance similar to
Section 10.10;

         (f) The execution, delivery and performance by the Seller of this Agreement, the Related Documents and the transactions contemplated hereby and thereby, (i) have been duly authorized by all necessary corporate or other action on the part of the Seller, (ii) do not contravene or cause the Seller to be in default under (A) the Seller's certificate of incorporation or by-laws,
(B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting the Seller or its property, (C) any law, rule, regulation, order, writ, judgment, award, injunction or decree applicable to, binding on or affecting the Seller or its property and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Seller;

         (g) This Agreement and the Related Documents have each been duly executed and delivered on behalf of the Seller;

         (h) No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Seller of this Agreement or any of the Related Documents or for the perfection of or the exercise by the Trustee of any of its rights or remedies thereunder which have not been obtained;

         (i) Each of this Agreement, and each other Related Document is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general principles of equity (regardless of whether such enforcement is consideration in a proceeding in law or in equity);

         (j) There is no pending or threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Seller, its officers or directors, or the property of the Seller, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the sale and assignment of any Auto Loan or the consummation of any of the transactions contemplated thereby,
(iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Seller of this Agreement or any of the Related Documents, (B) the validity or enforceability of this Agreement or any of the Related Documents, (C) any Auto Loan, (D) the federal income tax attributes of the Certificates, or (iv) asserting a claim for payment of money adverse to the Seller or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Agreement or any of the Related Documents;

         (k) The principal place of business and chief executive office of the Seller are located at the address indicated in Section 10.04 and there are not now, and there have not been any, other locations where the Seller is located (as that term is used in the UCC) or keeps Records except after the date of this Agreement, as disclosed in writing to the Trustee and the Servicer;

         (l) The legal name of the Seller is as set forth in the beginning of this Agreement and the Seller has not changed its name since its formation, and during such period, the Seller did not use, nor does the Seller now use any tradenames, fictitious names, assumed names or "doing business as" names;

         (m)  The Seller does not have any Subsidiaries;

         (n) The Seller shall treat the purchase and contribution of the Trust Assets under the Sale Agreement as a sale and/or capital contribution for tax, reporting and accounting purposes.

         (o) The Seller is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and each of the Related Documents; the Seller has no Debt; the Seller's transfers of Transferred Assets to the Trust have been and will be made for reasonably equivalent value and fair consideration; and the Seller, after giving effect to the transactions contemplated by this Agreement and each of the Related Documents, will have an adequate amount of capital to conduct its business in the foreseeable future; and

         (p) The Seller has complied in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all of the Transferred Assets.

         SECTION 3.02. REPRESENTATIONS AND WARRANTIES AS TO EACH AUTO LOAN AND THE OTHER TRANSFERRED ASSETS. (a) The Seller represents and warrants, as to each (unless otherwise noted) Auto Loan, that, as of the Closing Date (unless otherwise noted):

              (i) With respect to the Obligors, at the time the Auto Loan was entered into (A) his or her monthly income was no less than $1,200 for individual Obligors, $1,800 for joint Obligors of an Auto Loan originated in Eagle Finance's Florida regional centers, and $2,000 for joint Obligors of other Auto Loans; (B) the Obligor was employed in his or her current job, and had resided in his or her current residence, for at least one year and (C) the percentage of an Obligor's gross income that the monthly payment on the Auto Loan represents is less than 25%; PROVIDED, HOWEVER, that such representations and warranties in each case shall not be deemed to be breached unless more than the following percentages of Auto Loans (by number of Auto Loans in the Trust as of the Closing Date) do not meet the foregoing criteria: in respect of clause (A), with respect to the $1,200 for individual Obligors, 4.16%; clause (B), 2.11%; and clause (C), 6.60%;

              (ii) the Required Information in respect of such Auto Loan on the List of Auto Loans attached hereto as Schedule 1 is true and correct in all material respects as of the date of delivery thereof, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Auto Loan;

              (iii) such Auto Loan (A) provides for level monthly payments (provided that the payment in the first or last months in the life of the Auto Loan may be different from the level payment if such Auto Loan is a Simple Interest Auto Loan) that fully amortize the Amount Financed over an original term of no greater than 60 months (prior to any extensions being granted), and (B) is subject to an insurance requirement against the risks of fire, theft and collision with a loss payable endorsement in favor of Eagle Finance and had such insurance at origination, which security interest and insurance are assignable and have been so assigned to the Trust, and an agreement to provide accidental physical damage insurance which identifies the vehicle insured, insurance agent, insurance company and contains a Dealer confirmation executed by the Dealer and contains an acknowledgement that such Obligor's installment contract requires that the Automobile be continuously covered with insurance;

              (iv) such Auto Loan has not been satisfied, subordinated or rescinded; and no provision of the Auto Loan has been waived, altered or modified in any respect, except by instruments or documents identified in the Collateral File;

              (v) such Auto Loan is not and will not be subject to any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Auto Loan or otherwise and no such right has been asserted with respect thereto;

              (vi) it is the intention of the Seller that the transfer and assignment of the Auto Loans from the Seller to the Trust herein contemplated be treated as an absolute sale for financial accounting purposes, and that the beneficial interest in and title to the Auto Loans not be part of the property of the Seller for any purpose under state or federal law. No Auto Loan has been sold, transferred, assigned or pledged by the Seller to any Person other than the Trustee. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Auto Loan free and clear of all Adverse Claims and rights of others and, immediately upon the transfer thereof, the Trustee for the benefit of the Certificateholders will have good and marketable title to each Auto Loan, free and clear of all Adverse Claims and rights of others, including liens or claims filed for work, labor or materials relating to an Automobile that are prior to or equal with the security interest in such Automobile granted by the related Obligors; and the transfer from Eagle Finance to the Seller and from the Seller to the Trust has been validly perfected under the UCC;

              (vii) except for payment delinquencies continuing for a period of not more than 30 days as of the Cut-Off Date, as of the Cut-Off Date there is no default, breach, violation or event permitting acceleration under the Auto Loan, and no event has occurred which, with notice and the expiration of any grace or cure period or both, would constitute a default, breach, violation or event permitting acceleration under such Auto Loan and neither Eagle Finance nor the Seller has waived any of the foregoing;

              (viii) such Auto Loan constitutes the legal, valid and binding obligation of the Obligor thereunder enforceable against the Obligor in accordance with its terms (except as may be limited by laws affecting creditors' rights in similar transactions generally) and the documents evidencing each Auto Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral for the benefit of the security afforded thereby;

              (ix) Eagle Finance has conducted each of the procedures and received the documents set forth in the Operations Manual to evaluate the Obligor's application in accordance with the Operations Manual and applicable law and, to the extent consistent with such terms, in the same manner and with the same care, skill, prudence and diligence with which it conducts such investigations with respect to similar auto loans and obligors for other portfolios or its own account, giving due consideration to customary and usual standards of prudent auto loan originators;

              (x) the contractual documents provided to the Custodian constitute the only originals of the entire agreement with respect to such Auto Loan between the Obligor and the related Dealer;

              (xi) to the best of Seller's knowledge the down payment described in Eagle Finance's credit files was paid to the related Dealer in the manner stated in such files;

              (xii) to the best of Seller's knowledge the Automobile purchased by the Obligor pursuant to each Auto Loan has been delivered to and accepted by the Obligor;

              (xiii) each Auto Loan is denominated in and payable in Dollars;

              (xiv) all parties to each Auto Loan had the capacity to execute such Auto Loan and legally bind the named Obligors and all signatures thereon are authentic;

              (xv) each Auto Loan was originated by the related Dealer in the ordinary course of its business pursuant to standard terms of loan documentation provided by Eagle Finance or otherwise has been reviewed by and acceptable to Eagle Finance;

              (xvi) other than with respect to 2.8% of the Auto Loans, there is a Dealer Agreement in place between Eagle Finance and the Dealer selling the Automobile purchased pursuant to the Auto Loan whereby the Dealer warrants title to the Automobile and indemnifies Eagle Finance against the unenforceability of the Auto Loan, and Eagle Finance's rights thereunder, with regard to the Auto Loan sold hereunder, have been validly assigned to and are enforceable against the Dealer by the Seller and then to the Trust, along with any other rights of recourse which Eagle Finance has against the Dealer, without prejudice to any rights the Seller and the Trustee on behalf of the Trust may have against Eagle Finance;

              (xvii) the Automobile was purchased from a duly licensed Dealer as to which Eagle Finance has performed an investigation in accordance with the Operations Manual and with the same care, skill, prudence and diligence with which it conducts such investigations with respect to dealers originating similar auto loans with similar obligors for its own account;

              (xviii) the Auto Loan was sold to Eagle Finance and by Eagle Finance to the Seller without any conduct constituting fraud or misrepresentation on the part of Eagle Finance, and Eagle Finance has no knowledge of any fact which should have led it to expect at the time of sale of such Auto Loan that the Auto Loan would not be paid in full when due;

              (xix) the Auto Loan was not originated in and is not subject to the laws of any jurisdiction, the laws of which would make the transfer of the Auto Loan to the Seller or the Trustee unlawful or voidable;

              (xx) the Sale Agreement and this Agreement each constitute a valid transfer, assignment, set-over and conveyance to the Seller and the Trustee on behalf of the Trust, respectively, of all right, title and interest of Eagle Finance and the Seller, respectively, in and to the Auto Loan sold thereunder;

              (xxi)     such Auto Loan and the sale of each Automobile
    (A) complied at the time it was originated or made, and complies at the Closing Date, as the case may be, in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including, without limitation, usury laws, licensing laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws and (B) does not contravene any applicable contracts to which Eagle Finance is a party and no party to such contract is in violation of any applicable law, rule or regulation which is material to such Auto Loan or sale of the Automobile and (C) does not impose any liability or obligation of the Dealer or Eagle Finance or the Seller on the Trust with respect to such Auto Loan;

              (xxii) as of the Cut-Off Date, the Seller has no knowledge of any specific facts regarding any particular Auto Loan indicating that such Auto Loan would not be paid in full. To the best of Seller's knowledge, as of the Cut-Off Date based upon the procedures performed in the Operations Manual and reasonable inquiry, there are no proceedings or investigations pending or threatened before any Governmental Authority (1) asserting the invalidity of any Auto Loan, (2) asserting the bankruptcy or insolvency of the related Obligor, (3) seeking the payment of such Auto Loan or
    (4) except as specifically disclosed in the Private Placement Memorandum, seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Auto Loan;

              (xxiii)   none of the Obligors on the Auto Loans is the United
    States of America or any State or local government or any agency, department or instrumentality of the United States of America or any State or local governments;

              (xxiv) each Auto Loan (A) is secured by a valid perfected first priority perfected security interest in the related Automobile;
    (B) immediately prior to the assignment and transfer thereof, Eagle Finance held such security interest in the Automobile; (C) Eagle Finance has caused each certificate of title (or copy of an application for title), or such other document delivered by the state title registration agency evidencing the security interest in each Automobile, to be delivered to the Custodian pursuant to Section 2.02; and (D) upon the transfer of the Auto Loans to each of them, the Seller and thereafter the Trust is the holder of such first priority perfected security interest.

              (xxv) Eagle Finance has duly fulfilled all obligations on its part to be fulfilled under or in connection with each Auto Loan and has done nothing to impair the rights of the Seller in such Auto Loan or the proceeds with respect thereto, including, without limitation, paid in full all taxes and other charges payable in connection with such Auto Loan and the transfer of such Auto Loan to the Seller, which could impair or become a lien prior to, Seller's interest in such Auto Loan;

              (xxvi)    there is only one original executed copy of each Auto
    Loan;

              (xxvii)   each Auto Loan constitutes "chattel paper" under the
    UCC;

              (xxviii) as of the Cut-Off Date, Obligors on the Auto Loans reside in one of the following 38 states: Alabama, Arizona, Arkansas, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Utah, Vermont, Virginia, West Virginia, Wisconsin and Wyoming, of which Illinois accounted for approximately 31.0%, Georgia accounted for approximately 22.4%, Florida accounted for approximately 20.0% and South Carolina accounted for approximately 12.6% by Aggregate Principal Balances of the Auto Loans;

              (xxix) the full principal amount of each Auto Loan has been advanced to each Obligor or advanced in accordance with the directions of each such Obligor, and there is no requirement for future advances thereunder. The Obligor with respect to each Auto Loan does not have any options under such Auto Loan to borrow from any person additional funds secured by the Automobile;

              (xxx) to the best of the Seller's knowledge, each Automobile is in good repair and working order;

              (xxxi) no Auto Loan has a Principal Balance which includes capitalized interest, physical damage insurance (forced placed or otherwise) or late charges;

              (xxxii)   each Auto Loan is being serviced by the Servicer;

              (xxxiii) for each Auto Loan certain underwriting criteria were observed, subject to specified exceptions, with respect to the Auto Loans, and each Auto Loan is either eligible under the Operations Manual or an exception to the guidelines of the Operations Manual has been granted by Eagle Finance; PROVIDED, HOWEVER, that in the event an Obligor defaults in making its first payment such representation will conclusively be deemed to have been breached;

              (xxxiv)   each Dealer has complied with the terms of the Auto
    Loans and the representations and warranties set forth therein are accurate; and

              (xxxv) Auto Loans contracts originated in the states Florida, Georgia, Illinois and South Carolina are substantially in the form of the Auto Loan contracts for such state attached to the Officer's Certificate of the Seller dated the Closing Date.

         (b) With respect to each Auto Loan sold to the Seller pursuant to the Sale Agreement, a true and complete copy of which has been delivered to the Trustee, Eagle Finance made the foregoing representations and warranties. The Seller hereby assigns to the Trustee on behalf of the Trust its rights under the Sale Agreement to cause Eagle Finance to repurchase an Auto Loan as to which there has occurred an uncured breach of a representation or warranty in respect of the representations and warranties set forth in the Sale Agreement. The Trustee hereby acknowledges such assignment.

         (c) The Seller hereby certifies that the representations and warranties described in this Section 3.02 shall survive the sale of the Auto Loans to the Trust.

         SECTION 3.03. REPURCHASES AND PURCHASES. (a) Upon discovery by any of the Seller, Eagle Finance or the Servicer, or actual knowledge of a Responsible Officer of the Trustee, of (i) a breach of any of the representations and warranties set forth in

Sections 3.01 and 3.02(a), without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller or Eagle Finance as to the facts stated therein, which materially and adversely affects the interests of the Trust in any Auto Loan, (ii) a failure to make any filing referred to in Section 2.04, which materially and adversely affects the interest of the Certificateholders in any Auto Loan or which results in a loss, or
(iii) the failure of the Servicer to take any action required by
Section 2.04(c), which materially and adversely affects the interest of the Certificateholders in any Auto Loan or which results in a loss or (iv) a modification to an Auto Loan not permitted by Section 4.04(c) by the Servicer, the party discovering such breach shall give prompt written notice to the others. If, on the Deposit Date in the month following the expiration of a 60 day period since the date of such notice referred to in the immediately preceding sentence, such breach or failure shall remain uncured, the Auto Loan as to which the breach or failure relates shall be repurchased or purchased for the Repurchase Price as follows:

              (i) in respect of matters set forth in Sections 2.04, 3.01, and 3.02(a), by the Seller;

              (ii) in respect of the matters set forth in Section 3.02(b), the Trustee shall enforce, to the extent necessary to effectuate the provisions of this Section 3.03, the Trust's right to effect a repurchase of such Auto Loan against Eagle Finance;

              (iii) in respect of any Auto Loan modified other than in conformity with Section 4.04(c), by the Servicer; and

              (iv) in respect of the failure by the Servicer to take any action required by Section 2.04(c), which materially and adversely affects the interests of the Certificateholders in any Auto Loan or which results in a loss.

         (b) Upon receipt by the Trustee of written certification of the Servicer to the effect that the Repurchase Price has been deposited in the Collection Account, the Trustee on behalf of the Trust shall order the Custodian to release such Auto Loan and the related Collateral File to the Seller, Eagle Finance or the Servicer, as the case may be, and the Trustee on behalf of the Trust shall assign to the Seller, Eagle Finance or the Servicer, as the case may be, in their individual capacities, all of the Trust's and the Certificateholders' right, title and interest in such purchased or repurchased Auto Loan, and all property and rights conveyed to the Trustee relating thereto, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions or omissions of the Trustee (other than liens, charges or encumbrances created or arising out of this Agreement). The Trustee and the Seller shall execute and deliver to the Seller, Eagle Finance or the Servicer, as the case may be, an assignment substantially in the form of Exhibit A to vest ownership of the repurchased Auto Loan in such party. The repurchase and purchase obligations pursuant to this
Section 3.03 constitute the sole remedy available to the Trustee, the Servicer and the Certificateholders for a breach of a representation or warranty or agreement of the Seller, set forth in Sections 2.04, 3.01 and 3.02; PROVIDED, that the foregoing limitation shall not be construed to limit in any manner the right of the Trustee to exercise its rights under Section 6 of the Sale Agreement in respect of representations and warranties relating to consumer protection laws. For the purposes of this Agreement, an Auto Loan has not been "repurchased" or "purchased" by the Seller, Eagle Finance or the Servicer, as the case may be, pursuant to this Section 3.03 unless the Repurchase Price therefor has been deposited into the Collection Account.

         SECTION 3.04. COVENANTS OF THE SELLER. The Seller hereby acknowledges and agrees that the following covenants and agreements of the Seller shall be enforceable by the Trustee at all times until the Trust is terminated.

         (a) The Seller shall not engage in any business or activity other than in connection with or relating to the purchase of auto loan receivables and the issuance of rated debt secured by, or certificates of participation in, a pool of auto loan receivables.

         (b) The Seller shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity (other than the conveyance of the Auto Loans and other Trust Assets to the Trust hereunder) unless (A) the entity (if other than the Seller) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall expressly assume in form satisfactory to each Rating Agency and the Certificateholders, the performance of every covenant on the part of the Seller to be performed or observed pursuant to this Agreement and the Sale Agreement, (B) immediately after giving effect to such transaction, no default or Event of Servicing Termination under this Agreement shall have occurred and be continuing and
(C) the Seller shall have delivered to each Rating Agency, each Certificateholder and the Trustee an Officers' Certificate and an opinion of independent counsel, each stating that such consolidation, merger, conveyance or transfer comply with this Agreement.

         (c) The Seller shall not dissolve or liquidate, in whole or in part, except (A) as permitted in paragraph (b) above or (B) with the prior written consent of the Trustee acting upon the prior written confirmation from each Rating Agency (a copy of which shall be provided to the Trustee and each Certificateholder by the

Seller) that such dissolution or liquidation will have no adverse effect on the rating assigned to the rated Certificates.

         (d) The funds and other assets of the Seller shall not be commingled with those of any other corporation, entity or Person, including, but not limited to, the parent or Affiliates of the Seller.

         (e) The Seller shall not hold itself out as being liable for the debts of any other party, including, but not limited to, the debts of the parent or Affiliates of the Seller.

         (f) The Seller shall not form, or cause to be formed, or otherwise have, any subsidiaries.

         (g) The Seller shall act solely in its corporate name and through the duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

         (h) At all times, except in the case of a temporary vacancy, which shall promptly be filled, the Seller shall have on its board of directors at least one director who qualifies as an "Independent Director" as such term is defined in the Seller's Certificate of Incorporation as originally filed with the Delaware Secretary of State's office.

         (i) The Seller shall maintain records and books of account of the Seller and shall not commingle such records and books of account with the records and books of account of any Person.

         (j) The board of directors of the Seller shall hold appropriate meetings to authorize all of its corporate actions. Regular meetings of the board of directors of the Seller shall be held not less frequently than one time per annum.

         (k) Meetings of the shareholders of the Seller shall be held not less frequently than one time per annum.

         (l) The Seller shall not amend, alter, change or repeal any provision contained in this Section 3.04 without (i) the affirmative vote in favor thereof of eighty percent (80%) of the then outstanding shares of the Seller entitled to vote thereon; (ii) the prior written consent of the Trustee and the Certificateholders; and (iii) the prior written confirmation from each Rating Agency that the rating on the Certificates will not be impaired.

         (m) The Seller shall not, without the affirmative unanimous vote of the whole board of directors of the Seller (including each director referred to in subsection (h) above), institute any proceedings to adjudicate the Seller a bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Seller, file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Seller or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Seller.

         (n) The Seller is not and shall not be involved in the day-to-day or other management of its parent or any of its Affiliates.

         (o) Other than the purchase and sale or pledge of assets as provided in this Agreement and related agreements with respect to this transaction and other transactions relating to the purchase of auto loan receivables and the issuance of rated debt or rated certificates of participation, the Seller shall engage in no other transactions with any of its Affiliates.

         (p) Seller shall maintain a separate business office and telephone number from any of its Affiliates.

         (q) Seller's financial statements shall reflect its separate legal existence from any of its Affiliates.

         (r) The Seller will not amend its Certificate of Incorporation in any respect material to the Certificateholders without the consent of each Rating Agency.

         (s)  The Seller shall use separate invoices, stationery and checks.

         (t) The Seller shall not suffer or permit the credit or assets of Eagle Finance to be held out as available for the obligations of the Seller.

         (u) The Seller shall enter into transactions with Eagle Finance or its Affiliates only on commercially reasonable terms.


                                      ARTICLE IV

                              SERVICING OF TRUST ASSETS

         SECTION 4.01. APPOINTMENT OF SERVICER. (a) Eagle Finance agrees to act as the Servicer and to perform all servicing duties for the benefit of the Trust and the Certificateholders under this Agreement subject to the terms hereof.

         (b) The Servicer shall perform its obligations pursuant to this Agreement on behalf of and for the benefit of the Trust in accordance with the terms of this Agreement, the respective Auto Loans and applicable law and, to the extent consistent with such terms, in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers automobile loans of similar credit quality for other portfolios and its own portfolio (including the provisions of the Operations Manual during such time as Eagle Finance is the Servicer), if any, giving due consideration to customary and usual standards of practice of prudent institutional automobile and loan servicers and, in each case, taking into account its other obligations hereunder, but without regard to:

              (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Obligor;

              (ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

              (iii) the Servicer's or any Subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction; or

              (iv) the ownership, or servicing for others, by the Servicer or any Subservicer, of any other automobile loans or property.

In the event that the Servicer believes that it is unable to comply with the requirements of this Section 4.01(b) with respect to any particular Auto Loan as a result of one or more of the factors described in the foregoing clauses (i) through (iv), it may enter into a Subservicing Agreement pursuant to Section
4.02 pursuant to which a Subservicer shall perform its duties with respect to such Auto Loan. In such event, so long as such Subservicer performs such duties on behalf of the Servicer in accordance with the requirements of this Section 4.01, then the Servicer shall be deemed to be in compliance therewith. In furtherance of the servicing standard set forth above in this Section 4.01(b), to the extent consistent with the Operations Manual and subject to any express limitations set forth in this Agreement, the Servicer shall also seek to maximize the timely and complete recovery of principal and interest on Auto Loans; PROVIDED, HOWEVER, that nothing herein contained shall be construed as an express or implied guarantee by the Servicer of the collectibility of the Auto Loans.

         (c) The Servicer is authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust, the Certificateholders, or the Trustee or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Auto Loans or the related Automobiles. Without limiting the generality of the foregoing, the Trustee shall, upon the receipt of a written request of a Servicing Officer, execute and deliver to the Servicer any limited powers of attorney and other documents prepared by the Servicer and necessary or appropriate (as certified in such written request) to enable the Servicer to carry out its servicing duties hereunder (including, without limitation, certificates of title with respect to the Automobiles), and the Trustee shall not be held responsible for any negligence by the Servicer in its use of such limited powers of attorney.

         SECTION 4.02. SUBSERVICING AGREEMENTS BETWEEN SERVICER AND SUBSERVICER. (a) The Servicer may, with the prior written consent of Certificateholders evidencing a Percentage of not less than 66_% of the outstanding Certificates, enter into Subservicing Agreements with a Subservicer for the performance of all or a part of the Servicer Duties. References in this Agreement to actions taken or to be taken by the Servicer in performance of the Servicer Duties include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement. The Servicer shall provide written notice to the Trustee, the Back-up Servicer and each Rating Agency promptly upon the appointment of any Subservicer. For purposes of this Agreement, the receipt by the Subservicer of any amount with respect to an Auto Loan (other than amounts representing servicing compensation or reimbursement or an advance) shall be treated as the receipt by the Servicer of such amount.

         (b) Except as provided in Section 4.02(e), the Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement.

         (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and the Trust for the servicing and administering of the Auto Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability (including its indemnity of obligations under Section 9.03) by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Auto Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (d) Any Subservicing Agreement that may be entered into and any other transaction or services relating to the Auto Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Subservicer.

         (e) If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of any Event of Servicing Termination), the Servicer, upon prior written notice to the Seller and the Trustee, shall thereupon terminate each Subservicing Agreement that may have been entered into and that is still effective at such time, and the Trustee and the Successor Servicer shall not be deemed to have assumed any of the Servicer's interest therein or to have replaced the Servicer as a party to any such Subservicing Agreement.

         SECTION 4.03. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer represents and warrants, as of the date hereof, to the Seller, the Trust and the Trustee, as follows:

         (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified the failure of which to so qualify would have a material adverse effect on the Servicer's ability to service the Auto Loans and perform its other obligations hereunder, and it is or will be in compliance with the laws of each state to the extent necessary to ensure the enforceability of each Auto Loan and the servicing of the Auto Loans under this Agreement and it or a Subservicer has obtained all necessary licenses with respect to it required by law to enable it to perform its duties herein;

         (b) It has the power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby;

         (c) The execution, delivery and performance by it (or a Subservicer on behalf of the Servicer) of this Agreement, and all other agreements, instruments and documents which may be delivered by it pursuant hereto, and the transactions contemplated thereby, (i) have been duly authorized by all necessary corporate or other action, on the part of it, (ii) do not contravene or cause it to be in default under (A) its charter or by-laws, (B) any contractual restriction with respect to any of its Debt or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting it or its property or (C) any law, rule, regulation, order, writ, judgment, award, injunction or decree applicable to or binding on or affecting it or its property and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties;

         (d) This Agreement has been duly executed and delivered on its behalf;

         (e) No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party is required for the due execution, delivery and performance by it (either directly or through a Subservicer) of this Agreement or any other agreement, document or instrument to be delivered hereunder;

         (f) This Agreement is its legal, valid and binding obligation enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general principles of equity (regardless of whether such enforcement is consideration in a proceeding in law or in equity);

         (g) There is no pending or, to the Seller's knowledge, threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of a material nature against or affecting it, its officers or directors, or its property, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any document to be delivered by it hereunder or (ii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect (A) the performance by it of its obligations under this Agreement, or (B) the validity or enforceability of this Agreement or any document to be delivered by it hereunder or (iii) which is inconsistent with the due consummation by it of the transactions contemplated by this Agreement; and

         (h) Its servicing facilities, plant, personnel, records and products are adequate for the performance of its duties hereunder.

         SECTION 4.04. DUTIES AND RESPONSIBILITIES OF THE SERVICER. (a) The Servicer shall service and make collections on the Auto Loans and otherwise enforce the rights of the Trust in the Auto Loans and the other Trust Assets, in conformity with Section 4.01 and as more specifically described in the Operations Manual (the "Servicer Duties"). The Servicer Duties shall include at all times:

              (i) monitoring and tracking (A) insurance for Auto Loans having a gross unpaid balance (I.E., principal and unearned interest) of $10,000 or more and (B) Automobile titles;

              (ii) billing, collection and recording of Payments and instructing Obligors to send payments to one of the Designated Post Office Boxes; PROVIDED, that the Servicer shall not make any change in its instructions to any Obligor regarding payments to be made in respect of the Auto Loans other than pursuant to Sections 4.04(c) and 4.04(d);

              (iii) communicating with and providing billing records to Obligors;

              (iv) depositing of all Payments and other monies received in respect of the Auto Loans (without offset or deduction) into the Collection Account in accordance with Section 7.02(b);

              (v) subject to Section 4.01(b) and 4.04(b), administering and enforcing all rights and responsibilities of the holder of the Auto Loans;

              (vi) issuance of the reports to the Trustee, the Certificateholders, Greenwich Capital Markets, Inc. and the Rating Agencies required by this Agreement;

              (vii) subject to Section 4.04(g), enforcement of the Trust's rights in the Auto Loans, repossession and disposition of Automobiles following Obligor defaults;

              (viii) maintaining such books of account and other records as will enable the Trustee to determine the status of each Auto Loan; and

              (ix) providing the Obligors with any reports required by applicable law.

         (b) The Servicer covenants and agrees to enforce the Sale Agreement in accordance with its respective terms for the benefit of the Trust and the Certificateholders on behalf of the Seller as agent for the Trust and may sue to enforce or collect upon such Sale Agreement as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce an Auto Loan in its own name, the act of commencement shall be deemed to be an automatic assignment of the Auto Loan by the Trustee to the Servicer for purposes of collection only. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Auto Loan on the grounds that it is not a real party in interest or a holder entitled to enforce the Auto Loan, the Trustee, on behalf of the Trust, and with the consent of the Servicer, shall take such steps as the Servicer deems necessary to assign to the Servicer the Auto Loan solely for the purpose of permitting the Servicer to enforce the Auto Loan. The Trustee, at the request of an Authorized Officer of the Servicer, shall furnish the Servicer with any limited powers of attorney or other documents prepared by the Servicer necessary or appropriate to enable the Servicer to carry out such duties.

         (c) In accordance with the standard of care in Section 4.01, the Servicer may grant to the Obligor on any Auto Loan any rebate, refund or adjustment that the Servicer in good faith believes is required under the Auto Loan or applicable law in connection with a prepayment in full of the Auto Loan, and may deduct the amount of any such rebate, refund or adjustment from the amount otherwise payable by the Servicer into the Collection Account. The Servicer may not permit any rescission or cancellation of any Auto Loan nor may it take any action with respect to any Auto Loan which would materially impair the rights of the Trust or the Certificateholders therein or in the proceeds thereof; PROVIDED, HOWEVER, that the Servicer may modify any Auto Loan for credit related reasons related to imminent or actual default, consistent with the servicing standard in Section 4.01 so long as such modification does not extend the term of the Auto Loan beyond the Due Period immediately prior to the Expected Final Distribution Date, and together with other such modifications considered in the aggregate, does not (i) exceed 4% of the Auto Loans (measured by the Initial Aggregate Principal Balance of the Auto Loans in the Trust),
(ii) cause the weighted average APR of the Auto Loans to vary more than 0.1% or
(iii) cause the weighted average term to maturity to vary more than one month. The foregoing 4% limitation does not apply to any one-month extensions the Servicer may grant one or more times in the exercise of its normal servicing judgment. Such modifications may take the form of amendments to existing Auto Loan contracts or the writing of a new Auto Loan contract. The Servicer shall not make any modification that will adversely affect the treatment of the Trust as a grantor trust for federal income tax purposes.

         (d) The Automobile securing an Auto Loan shall not be released by or on behalf of the Seller or the Servicer from the security interest granted by such Auto Loan in whole or in part, except:

              (i)       when such Auto Loan has been paid in full;

              (ii) immediately upon any exchange or substitution of such Automobile by the Dealer or manufacturer thereof in settlement of claims as to defects, breach of warranties and similar matters, with an Automobile of equal or greater collateral value as of the date of such exchange in the reasonable judgment of the Servicer (subject to all the terms hereof including the recordation of the Trustee's lien thereon, if applicable); or

              (iii)     as otherwise contemplated in Section 3.03.

         (e) Except as expressly provided herein, the Servicer shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create any Adverse Claim upon or with respect to, any Auto Loan (or any right to income in respect thereof), or any account in which any Payments are deposited, or assign any right to receive income in respect of any Auto Loan.

         (f) In addition to the other duties specified in this Agreement, the Servicer Duties shall consist of: (i) delivering to the Trustee for inclusion as
Schedule 1 hereto the List of Auto Loans on the Closing Date; (ii) furnishing reports on the foregoing matters in a timely manner as reasonably requested by the Seller or the Trustee; and (iii) determining the occurrence of a Reserve Requirement Event.

         (g)  Prior to incurring any Reimbursable Servicer Expense, the
Servicer shall have determined that such costs will maximize the net amount of Recoveries made thereafter to the Trust. The Servicer may net Reimbursable Servicer Expenses out of Recoveries required to be deposited in the Collection Account. In the event Reimbursable Servicer Expenses are incurred by the Servicer after the date of deposit of related Recoveries or have not been netted against such Recoveries, such amounts will be included in the Monthly Servicing Fee in respect of the following Due Period. The Servicer may in its discretion not force place insurance; however, in the event it decides that doing so is in the best interest of the Trust, all payments shall be applied first to reduce the accrued interest or outstanding principal on the Auto Loan (without giving effect to the addition of the cost of such insurance thereto) to zero and second, to reimburse the Servicer for the cost of such insurance.

         SECTION 4.05. FIDELITY BOND, ERRORS AND OMISSIONS INSURANCE. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other Persons acting on behalf of the Servicer in any capacity with regard to the Trust Assets to handle funds, money, documents and papers relating to the Trust Assets in coverage amounts no less than $1,000,000 (fidelity bond) and $5,000,000 (errors and omissions policy). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Persons and shall be maintained in a form and amount that would meet the requirements of prudent institutional auto loan servicers. No provision of this Section 4.05 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.
The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omissions policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every Subservicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certification evidencing coverage under such fidelity bond and insurance policy. Any such fidelity bond or insurance policy shall not be cancelled or modified in a materially adverse manner without ten days prior written notice to the Trustee, the Back-up Servicer and each Rating Agency.

         SECTION 4.06. INSPECTION. (a) At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents, upon reasonable notice, reasonable access (subject to the security rules and regulations of the Servicer) during normal business hours to its records relating to the Auto Loans and the other Trust Assets conveyed pursuant to Section 2.01 and Section 2.04 and will cause its personnel to assist in any examination of such records by the Trustee; PROVIDED, that the foregoing shall not require the Trustee to conduct any inspection. The examination referred to in this Section 4.06 will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations or require the Servicer to disclose or expose confidential information related to its services to their other clients. Without otherwise limiting the scope of the examination, the Trustee may, using generally accepted auditing standards, verify the status of each Auto Loan and review the Computer Tape and records relating thereto for conformity to reports prepared pursuant to Section 4.15 and compliance with the standards represented to exist as to each Auto Loan in this Agreement.

         (b) All information obtained by the Servicer regarding the Obligors and the Auto Loans, whether upon exercise of its rights under this Section 4.06 or otherwise, shall be maintained by the Servicer in confidence and shall not be disclosed to any other Person, except as otherwise required by applicable law or regulation.

         SECTION 4.07. TRUSTEE TO COOPERATE. Upon payment in full on any Auto Loan, the Servicer shall notify the Trustee in writing on the next succeeding Deposit Date (which notification shall include a statement to the effect that all amounts received in connection with such payment in full which are required to be deposited in the Collection Account pursuant to Section 7.02(b) have been so deposited), and (to the extent not held by the Servicer or Custodian) shall request delivery of any documents relating to the Auto Loan or in the Collateral Files to the Servicer. Upon receipt of such request, the Trustee shall promptly release or cause to be released such Auto Loan and the related Collateral File if appropriate to the Servicer by executing a release and assignment in the form of Exhibit B hereto, which assignment shall be without recourse to the Trustee (except as to the absence of liens, charges or encumbrances created by or arising as a result of actions taken or omitted by the Trustee other than those created by or arising from this Agreement). Upon receipt of such Auto Loan and Collateral File, the Servicer shall be authorized to execute an instrument in satisfaction of such Auto Loan and to take such other actions and execute such other documents as it deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Automobile related thereto. The Servicer shall determine when an Auto Loan has been paid in full. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to the Auto Loans and the Assignments.

         SECTION 4.08.  SERVICING COMPENSATION; BACK-UP SERVICING FEE;
SERVICING EXPENSES. (a) The Servicer shall be paid the Monthly Servicing Fee in accordance with the provisions of Section 7.04(a). No later than ten Business Days prior to the next Distribution Date, the Servicer shall provide the Trustee with a list of items eligible for reimbursement under the Monthly Servicing Fee, in such reasonable detail as the Trustee may request, together with its certification by a Servicing Officer that all such items are eligible for inclusion within the Monthly Servicing Fee. The Trustee may conclusively rely on such certification without independent investigation of the matters set forth therein. The Servicer may also retain insufficient funds fees collected from Obligors and amounts in excess of outstanding principal and interest (calculated on the Actuarial Method) on a prepaid Precomputed Auto Loan. Except to the extent of Reimbursable Servicer Expenses netted out of Recoveries or allowable under the Monthly Servicing Fee, the Servicer shall be required to pay for any and all expenses incurred by it in connection with its activities hereunder (including any payments to accountants, counsel, Subservicers or any other Person) and shall not be entitled to any payment or reimbursement therefor.

         (b) The Back-Up Servicer shall be paid the Back-Up Servicing Fee in accordance with the provisions of Section 7.04(a). Except to the extent of the Back-Up Servicing Fee, the Back-Up Servicer shall be required to pay for all expenses incurred by it in connection with its activities hereunder (including any payments to accountants, counsel, Subservicers or any other Person) and shall not be entitled to any payment or reimbursement therefor.

         (c) The total servicing fees payable on each Distribution Date to the Back-Up Servicer and the Servicer shall equal the Back-Up Servicing Fee and the Monthly Servicing Fee, respectively. Compensation paid to any successor Servicer (including the Back-Up Servicer after it assumes such duties) shall be determined in accordance with Section 4.12(b) hereof.

         SECTION 4.09. SERVICER NOT TO RESIGN. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon its determination that (a) the performance of its duties hereunder has become impermissible under applicable law and (b) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trustee on behalf of the Certificateholders and as to clause (b) by an Officer's Certificate to such effect delivered to the Trustee. Promptly upon any resignation pursuant to this Section 4.09, the Servicer shall notify each Rating Agency thereof.

         SECTION 4.10. CHANGE IN BUSINESS OF THE SERVICER. The Seller and the Trustee on behalf of the Certificateholders have entered into this Agreement with the Servicer in reliance upon its ability to perform the servicing duties, if necessary, without any delegation thereof; the adequacy of its personnel, records and procedures; its integrity, reputation and financial standing and the continuance of each of the foregoing. The Servicer shall not, without prior written consent of the Rating Agencies and the Certificateholders evidencing a Percentage of 66 2/3 or greater, (a) make any material change in the character of its business; or (b) merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of, any other corporation, unless immediately following any such change, each Rating Agency confirms in writing to the Seller and the Trustee that the applicable event described in (a) or (b) of this Section 4.10 will not result in a review with negative implications, suspension, downgrade, withdrawal or other adverse effect on the rating of the Certificates. The Servicer shall give each Rating Agency prompt notice of any event referenced in this Section 4.10 that is or would be reportable on Form 8-K under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         SECTION 4.11. EVENTS OF SERVICING TERMINATION. If any of the following events (each, an "Event of Servicing Termination") shall occur and be continuing:

         (a) Any failure by the Servicer or the Seller to make any payment or deposit required to be made by it hereunder and the continuance of such failure for a period of two (2) Business Days after the date upon which written notice of such failure shall have been given to the Servicer or the Seller by the Trustee; or

         (b) Failure on the part of the Servicer or the Seller to observe or perform any term, covenant or agreement in this Agreement, which materially adversely affects the rights of the Certificateholders and which continues unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller by the Trustee; or

         (c) Any proceeding shall be instituted against the Servicer or the Seller (or, if the Servicer or the Seller is actively contesting the merits thereof, such proceeding is not dismissed within 60 days after the filing thereof) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or

         (d) The commencement by the Servicer or the Seller of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Servicer or the Seller in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Servicer or the Seller in furtherance of any such action; or

         (e) The Servicer or the Seller shall fail to deliver a report expressly required by this Agreement, and the continuance of such failure for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer or the Seller by the Trustee; or

         (f) There is at any time a breach of any of the representations and warranties of the Servicer set forth in Section 4.03 or the Seller set forth in
Section 3.01 which breach would have a material adverse effect on the interests of the Certificateholders;

then, and in any such event, the Trustee may, by delivery to the Servicer of a written notice specifying the occurrence of any of the foregoing events, terminate the servicing and custodial responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer; PROVIDED, that, in the event any of the events described in subsection (c) or (d) shall have occurred, termination of the duties and responsibilities of the Servicer shall automatically occur, without, demand, protest or further notice of any kind, all of which are expressly waived by the Servicer. The Trustee shall simultaneously with any declaration of any Event of Servicing Termination, give notice thereof to the Servicer.

         SECTION 4.12. APPOINTMENT OF THE SUCCESSOR SERVICER. (a) Upon termination of the Servicer's responsibilities under this Agreement pursuant to
Section 4.09 or Section 4.11, the Back-Up Servicer shall assume all of the responsibilities of the Servicer pursuant to this Section 4.12 and shall thereafter be the Successor Servicer (the "Successor Servicer"). The Trustee may also appoint a different Successor Servicer (after confirmation from each Rating Agency that such appointment will not result in the withdrawal or downgrade of the then current ratings of the Certificates). Such Successor Servicer shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement; PROVIDED, that such Successor Servicer and the Trustee shall have no responsibility for any actions of the Servicer prior to the date of the appointment of such Successor Servicer as Servicer. Prior to the appointment of such Successor Servicer, the Trustee shall be authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination and to perform the duties of the Servicer hereunder (excluding its duty to indemnify pursuant to Article IX). The standard of care, representations and warranties, covenants, liabilities, rights of indemnification and all other rights and obligations of the Trustee under this Agreement shall also be applicable to the Trustee in its capacity as Successor Servicer hereunder. In the event no Successor Servicer has been appointed within 60 days of the removal of a Servicer and the Trustee has received written notice from each Rating Agency to the effect that failure to appoint a successor Servicer will or has resulted in suspension, downgrade or withdrawal of the rating assigned to the Certificates, the Trustee may petition a court of competent jurisdiction to appoint a Successor Servicer.

         (b) Any Successor Servicer appointed hereunder (including the Trustee during such time as it functions as the Successor Servicer) shall be entitled to reasonable compensation (including the estimated costs of such servicing and a reasonable profit) which shall be determined by the Trustee. Any proposed increase in the Back-Up Servicing Fee or the Monthly Servicing Fee due to the assumption of duties under the Pooling and Servicing Agreement by a successor Back-Up Servicer or successor Servicer shall be approved by the Seller, each Rating Agency and the Certificateholders evidencing a Percentage not less than 50%.


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

         (c) The outgoing Servicer, the Trustee and the Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including, without limitation, the express assumption by such Successor Servicer of the duties and obligations of the outgoing Servicer hereunder. Without limiting the generality of the foregoing, the Successor Servicer, with the assistance of the outgoing Servicer, shall promptly notify Obligors by means of new coupon books or as the Successor Servicer shall otherwise specify to make payments to the Successor Servicer.

         (d) Upon appointment, any Successor Servicer shall be successor in all respects to the outgoing Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all responsibilities, duties and liabilities relating thereto placed upon the Servicer by the terms and provisions hereof (subject to the same limitations as are contained in this Section 4.12 with respect to a succession to the outgoing Servicer by the Trustee).

         SECTION 4.13. ANNUAL REPORTS; STATEMENTS AS TO COMPLIANCE. (a) The Servicer shall deliver to the Trustee and the Rating Agencies as soon as available, but in any event within 120 days after the end of each of its fiscal years, a consolidated balance sheet of it and its Subsidiaries, if any, as at such last day of the fiscal year, a consolidated statement of income and retained earnings and statements of cash flow, for each such fiscal year, each prepared in accordance with GAAP, in reasonable detail, and as to the consolidated statements, certified without qualification by an Independent Public Accountant, who may also render other services to the Servicer, or any of its Affiliates and certified by the chief financial officer of the Servicer as fairly presenting the financial position and the results of operations of the Servicer as at and for the year ending on its date and as having been prepared in accordance with GAAP.

         (b) The Servicer shall, and shall cause any Subservicer (to the extent such Person is in any manner receiving Payments hereunder) to, deliver to the Trustee and the Rating Agencies on or before March 31st of each year, beginning with March 31, 1997, an Officer's Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer or the Subservicer, as the case may be, during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Servicer or Subservicer, as the case may be, has fulfilled all its respective obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued.

         (c)  The Servicer shall promptly (but in any event within two Business
Days) notify the Trustee upon receiving actual knowledge of any event which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both.

         SECTION 4.14.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING
REPORT. On or before March 31, 1997 and thereafter on or before March 31 of each year, each of the Servicer and any Subservicer (to the extent in any manner receiving Payments hereunder) at its expense shall cause an Independent Public Accountant to furnish a report as set forth in Exhibit C hereof to the Trustee, Greenwich Capital Markets, Inc. and the Rating Agencies. In connection with the preparation of such report, such Independent Public Accountant will include in its review the procedures and systems used by the Servicer in connection with the performance of the Servicing Duties hereunder and the specified procedures will take into account the Auto Loans or similar auto loans serviced by the Servicer for others or its own account.

         SECTION 4.15. SERVICER REPORTS. The Servicer shall furnish by the 14th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), to the Trustee, Greenwich Capital Markets, Inc., the Back-Up Servicer and the Rating Agencies, an Officer's Certificate, substantially in the form attached hereto as Exhibit D (the "Servicer Report") which shall include the following information with respect to the Due Period prior to the related Distribution Date:

              (a) the Aggregate Principal Balance of the Auto Loans and the number of Auto Loans as of the end of the prior Due Period (and, by period of delinquency, current, 30-59 days, 60-89 days, 90-119, 120 or more days delinquent);

              (b) the Aggregate Principal Balance of the Auto Loans as of the end of such Due Period (and, by period of delinquency, current, 30-59 days, 60-89 days, 90-119, 120 or more days delinquent);

              (c) the number of Auto Loans and their aggregate Principal Balances which (A) became Defaulted Auto Loans during such Due Period and
    (B) have their payment schedules modified in accordance with the provisions of Section 4.04(c);

              (d) the number and the aggregate Repurchase Price of all Purchased Auto Loans, separately stated, during such Due Period (including such amounts to be deposited on the Deposit Date immediately preceding the Distribution Date with respect to such Due Period);

              (e)       Recoveries received by the Servicer during such Due
    Period;


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

              (f) the number of Automobiles repossessed during such Due Period, the aggregate Principal Balances of the related Auto Loans, the number of Automobiles disposed of following repossession during such Due Period and the aggregate number of Automobiles in the Servicer's repossession inventory (i) on the last day of the preceding Due Period and
    (ii) on the last day of such Due Period;

              (g) the total amount of Net Losses incurred during such Due Period identifying the components used to calculate such loss (E.G., the disposition price, aggregate outstanding Principal Balance of the Defaulted Auto Loans, deductibles on insurance claims and uninsured claims, repossession and liquidation expenses and rebates payable to the Obligor);

              (h) the amount of Payments collected by the Servicer and deposited into the Collection Account during such Due Period (identifying the components of such amount (E.G., interest payments, scheduled principal payments, prepayments, etc.));

              (i) the amount and computation of the Monthly Servicing Fee and Back-Up Servicing Fee paid and to be paid to the Servicer or Back-Up Servicer, and the amount of Trustee Fee paid and to be paid to the Trustee in respect of such Due Period;

              (j)       a statement containing the information set forth in
    Section 7.04(c);

              (k) the aggregate amount of Reimbursable Servicer Expenses netted from Recoveries and/or included in the Monthly Servicing Fee, together with a certification that such amounts, when added to prior Reimbursable Servicer Expenses in respect of each such Auto Loan, do not exceed Recoveries received after the date of incurring such expenses;

              (l) in respect of each of the elements in Sections 4.04(d)(i), (ii) and (iii), the respective percentages as of the end of the prior Due Period;

              (m) the weighted average APR and the weighted average remaining maturity of the Auto Loans as of the end of the prior Due Period; and

              (n) any additional information required by the Trustee for purposes of making distributions for the related Distribution Date.

Each Servicer Report shall include a certification that the information contained in such certificate is accurate and that no Event of Servicing Termination, or event that with notice or lapse of time or both would become an Event of Servicing Termination, has occurred, or if an Event of Servicing Termination or such event has occurred and is continuing, specifying the Event of Servicing Termination or such event and its status.

         SECTION 4.16. MONTHLY INVESTOR'S REPORT. On each Determination Date the Servicer shall furnish the Trustee, Greenwich Capital Markets, Inc., each Certificateholder and the Rating Agencies a report, substantially in the form attached hereto as Exhibit E (the "Monthly Investor's Report"), which shall include the following information with respect to the related Distribution Date:

              (i) the Certificate Principal Balance on such Distribution Date, before and after giving effect to payments allocated to principal on such Distribution Date;

              (ii) the Pool Factor with respect to the beginning of the Due Period;

              (iii)     the Pool Factor with respect to the end of the Due
    Period;

              (iv) the amount of Monthly Servicing Fee and Back-Up Servicing Fee paid to the Servicer and Back-Up Servicer;

              (v)       the amount of Trustee Fee paid to the Trustee;

              (vi) the amount of Available Funds with respect to the related Due Period;

              (vii) the amount of the aggregate distribution to be made on such Distribution Date which constitutes interest on the Certificates, together with a listing of the interest to be paid for each class of Certificates;

              (viii) the Class A Interest Carryover Shortfall, the Class B Interest Carryover Shortfall and the Class C Interest Carryover Shortfall for such Distribution Date and such amount paid to the respective classes;

              (ix) the Class A Principal Distributable Amount, the Class B Principal Distributable Amount and the Class C Principal Distributable Amount for such Distribution Date, and such amount paid to the respective classes;

              (x) the Class A Principal Carryover Shortfall, the Class B Principal Carryover Shortfall and the Class C Principal Carryover Shortfall for such Distribution Date, and such amount paid to the respective classes;

              (xi) the Class A Certificate Principal Balance, the Class B Certificate Principal Balance and the Class C Certificate Principal Balance on such Distribution Date, before and after giving effect to payments allocated to principal on such Distribution Date;


              (xii)     the total amount on deposit in the Cash Reserve
    Account;

              (xiii) the amount to be withdrawn from or to be deposited to the Cash Reserve Account with respect to such Distribution Date; and

              (xiv) a statement setting forth a calculation of each of the 60+ Day Delinquency Rate and cumulative Net Losses as a percentage of the Initial Aggregate Principal Balance of the Auto Loans, whether a Delinquency Trigger Event or a Net Loss Trigger Event has occurred, the Required Reserve Percentage and whether a 60+ Day Delinquency Cure or a cure for a Net Loss Trigger Event has occurred.

Each such certificate will include a certification that the information contained in such certificate is accurate and that no Event of Servicing Termination, or event that with notice or lapse of time or both would become an Event of Servicing Termination, has occurred, or if an Event of Servicing Termination or such event has occurred and is continuing, specifying the Event of Servicing Termination or such event and its status.

         SECTION 4.17. REPRESENTATIONS OF THE BACK-UP SERVICER. The Back-Up Servicer hereby represents, warrants and covenants to the Servicer, the Seller and the Trustee (on behalf of the Trust and the Certificateholders) as of the date of this Agreement:

         (a) The Back-Up Servicer is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of Illinois and it is or will be in compliance with the laws of each state to the extent necessary to ensure the enforceability of each Auto Loan and the servicing of the Auto Loans under this Agreement;

         (b) It has the power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby;

         (c) The execution, delivery and performance by it of this Agreement, and all other agreements, instruments and documents which may be delivered by it pursuant hereto, and the transactions contemplated thereby, (i) have been duly authorized by all necessary corporate or other action, on the part of it and
(ii) do not contravene or cause it to be in default under its charter or by-laws;

         (d) This Agreement has been duly executed and delivered on its behalf;


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

         (e) No consent, approval, authorization, order, registration, filing, qualification, license or permit (collectively, "Consents") of or with any such court or any such regulatory authority or other such governmental agency or body is required to be obtained by or with respect to the Back-Up Servicer in connection with the execution, delivery and performance by the Back-Up Servicer of this Agreement and the consummation of the transactions contemplated hereby (except, with respect to performance only, such Consents as the Back-Up Servicer may need to obtain prior to the commencement of its performance of its duties hereunder in the certain jurisdictions outside of Illinois, provided that in lieu of obtaining for itself the requisite Consents, the Back-Up Servicer may and shall be permitted to delegate the performance of its duties to parties having the requisite Consents in such jurisdictions).

         (f) This Agreement is its legal, valid and binding obligation enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general principles of equity (regardless of whether such enforcement is consideration in a proceeding in law or in equity); and

         (g) The Back-Up Servicer will not substantially reduce or terminate its business (if such reduction or termination would materially adversely affect its ability to perform its obligations as Back-Up Servicer).

         SECTION 4.18. MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE OBLIGATIONS OF THE BACK-UP SERVICER. Any Person (i) into which the Back-Up Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Back-Up Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Back-Up Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Back-Up Servicer hereunder, shall be the successor to the Back-Up Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

         SECTION 4.19. BACK-UP SERVICER RESIGNATION. The Back-Up Servicer shall not resign from its obligations and duties under this Agreement except upon (a) a determination that the performance of its duties shall no longer be permissible under applicable law (any such determination permitting the resignation of the Back-Up Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, the Seller, the Servicer and each Rating Agency) or (b) if the Back-Up Servicer and the Trustee are the same entity, the resignation or termination of the Trustee. No resignation or termination of the Back-Up Servicer shall become effective until an entity acceptable to the Trustee (which, in the event the existing Trustee and the Back-Up Servicer are the same entity and both resign, shall mean the successor Trustee) and the Rating Agencies shall have assumed the responsibilities and obligations of the Back-Up Servicer; PROVIDED, HOWEVER, that in the event a successor Back-Up Servicer is not appointed within 60 days after such resignation or termination, the Back-Up Servicer may petition a court of competent jurisdiction for its removal.

         SECTION 4.20. OVERSIGHT OF SERVICING. (a) Commencing on the date of execution of this Agreement and continuing until the earlier of (i) the termination of the Trust created by this Agreement and (ii) the appointment of the Back-Up Servicer as Servicer under this Agreement, the Servicer shall immediately deliver to the Back-Up Servicer the Computer Tape and such other information as is necessary to enable the Back-Up Servicer to service the Auto Loans in accordance with the provisions of this Agreement. The Back-Up Servicer shall accept and store, but shall not be required to examine such information beyond determining that such information is sufficient in order for it to perform its obligations set forth in paragraph (b) of this Section 4.20. Upon notice that the Servicer has resigned or upon the removal of the Servicer under this Agreement, the Back-Up Servicer shall assume all responsibilities of the Servicer under this Agreement within three Business Days of such notice or removal. Thereafter, until such time as the Back-Up Servicer is removed or terminated in accordance with this Agreement, the Back-Up Servicer shall service the Auto Loans as Servicer in accordance with provisions of this Agreement. The Back-Up Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Back-Up Servicer.

         (b) On the date that each Servicer Report is delivered by the Servicer to the Trustee, the Servicer shall also deliver a Computer Tape containing detailed information with respect to the Auto Loans for the related Due Period to the Back-Up Servicer. The Back-Up Servicer shall determine that
(i) the Servicer Report appears on its face to be complete and (ii) the Computer Tape is readable by the Back-Up Servicer's computer systems. Using such Computer Tape, the Back-Up Servicer shall verify to the extent possible the accuracy of the calculations made by the Servicer in the Servicer Report. The Back-Up Servicer will certify that it has performed the above-described procedures, and that all of such calculations are correct, or, if discrepancies or exceptions exist, note such discrepancies or exceptions.

         (c) In the event of any discrepancies or exceptions noted by the Back-Up Servicer in the Servicer Report, the Back-Up Servicer shall, within two Business Days following its receipt of the Servicer Report, notify the Servicer of such discrepancies or exceptions. The Servicer shall consult with the Back-Up Servicer and use its best efforts to ensure that such Servicer Report is corrected, and that subsequent Servicer Reports are accurate. The

Servicer shall reflect any reconciliation of distributable amounts on the Servicer Report for the next succeeding Distribution Date.

         SECTION 4.21. DUTIES AND RESPONSIBILITIES; INDEMNIFICATION. (a) The Back-Up Servicer shall perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Back-Up Servicer.

         (b) In the absence of bad faith or negligence on its part, the Back-Up Servicer may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports, the Computer Tape or opinions furnished to the Back-Up Servicer and conforming to the requirements of this Agreement.

         (c) The Back-Up Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or written indemnity satisfactory to it against such risk or liability is not assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

         (d) The Servicer shall indemnify, defend and hold harmless the Back-Up Servicer and its directors, officers, agents and employees, from and against any claim, action, loss, damage, penalty, fine, cost, expense or other liability, including court costs and reasonable attorney's fees incurred in enforcing this indemnity or defending any claim or action, directly or indirectly resulting from or arising out of (i) the use, ownership, operation or repair of an Automobile by the Servicer or any Affiliate or agent thereof, or
(ii) the Servicer's willful misfeasance, negligence or bad faith in the performance of its duties under this Agreement, including, without limitation, any misrepresentation or breached warranty made by it under this Agreement. The right of indemnification provided hereby shall survive the termination of this Agreement or the earlier resignation or removal of the Back-Up Servicer. The Servicer shall not be liable to the Back-Up Servicer, under this Section 4.21(d) or otherwise, for the negligence, bad faith or willful misconduct of the Back-Up Servicer.

         SECTION 4.22. BACK-UP SERVICER TO ACT AS SERVICER; APPOINTMENT OF SUCCESSOR. If the Trustee appoints the Back-Up Servicer as successor Servicer in accordance with Section 4.12 (after confirmation from each Rating Agency that such appointment will not result in the withdrawal or downgrade of the then current ratings of the Certificates), the Back-Up Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; PROVIDED, HOWEVER, that the Back-Up Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such succession or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. The Back-Up Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Back-Up Servicer, all necessary servicing files and records, including (as deemed necessary by the Back-Up Servicer at such time): (a) microfiche loan documentation, (b) servicing system tapes, (c) loan payment history,
(d) collection history, (e) copies of the Designated Post Office Boxes and related local account reconciliations, as of the close of the last Business Day immediately preceding the date preceding conversion to the Back-Up Servicer and
(f) the trial balances, as of the close of business on the day immediately preceding the date preceding conversion to the Back-Up Servicer, reflecting all applicable loan information prepared or supplied by a Person other than the Back-Up Servicer or the failure of any such Person to prepare or provide such information. The Back-Up Servicer shall have no responsibility, shall not be in default and shall incur no liability (x) for any act or failure to act by any third party, including the Servicer, the Seller or the Trustee or for any inaccuracy or omission in a notice or communication received by the Back-Up Servicer from any third party or (y) which is due to or results from the invalidity, unenforceability of any Auto Loan or non-compliance of the underlying loan and security agreement with applicable law or the breach or the inaccuracy of any representation or warranty made hereof with respect to any Auto Loan. The Back-Up Servicer shall be reimbursed for any reasonable transition expenses incurred pursuant to a transfer of servicing in accordance with Section 4.08. Notwithstanding the above, if the Back-Up Servicer is legally unable or unwilling to act as Servicer, the Trustee will appoint a successor Servicer to act as Servicer. As compensation for acting as successor Servicer, the Back-Up Servicer shall be entitled to receive reasonable compensation equal to the prevailing market rate for such services, which may result in an increase in the compensation and reimbursement due the Servicer thereafter under this Agreement and in any event shall not be less than the compensation and reimbursement of the Servicer under this Agreement. The parties to this Agreement shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.


                                      ARTICLE V

                                     THE TRUSTEE

         SECTION 5.01. CERTAIN DUTIES. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee


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(including, without limitation, the duties referred to in Section 4.12 during the continuance of an Event of Servicing Termination resulting in the appointment of the Trustee as Successor Servicer).

         (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

         (c) In case an Event of Servicing Termination (resulting in the appointment of the Trustee as Successor Servicer) has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs; PROVIDED, HOWEVER, that no provision in this Agreement shall be construed to limit the obligations of the Trustee to provide notices under Section 5.02.

         (d) No provision of this Agreement shall be construed to relieve the Trustee of any obligation to exercise any of its duties under the Agreement in any case in which the Trustee has not been offered security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in the exercise of such duty.

         (e) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, EXCEPT that:

              (i) this Section shall not be construed to limit the effect of Section 5.01(a) and (b);

              (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer;

              (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Certificateholders of a majority (or such lesser percentage as may be specified by certain provisions hereunder) in principal amount of the outstanding Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and


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

              (iv) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

         (f) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Article V.

         (g) The Trustee shall have no duty to monitor the performance of the Seller or the Servicer hereunder, nor shall it have any liability in connection with the malfeasance or nonfeasance by the Seller or the Servicer. The Trustee shall have no liability in connection with compliance of the Certificate Registrar and Transfer Agent, the Servicer or the Seller with statutory or regulatory requirements related to the Trust Assets. The Trustee makes no representations or warranties with respect to the Trust Assets or the validity or sufficiency of any assignment of the Auto Loans to the Seller or to the Trustee.

         SECTION 5.02. NOTICE OF DEFAULTS; OTHER NOTICES. (a) The Trustee shall promptly (but in any event within five Business Days) notify each Rating Agency upon a Responsible Officer obtaining actual knowledge of any event which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both. In addition, the Trustee shall, within 10 Business Days following a Responsible Officer receiving actual knowledge of the Event of Servicing Termination specified in the immediately preceding sentence, transmit to all Certificateholders, as their names and addresses appear in the Certificate Register, notice of such event actually known to the Trustee, unless such default shall have been cured or waived; PROVIDED, FURTHER, that this
Section 5.02 shall not limit the obligations of the Trustee to provide notices expressly required by this Agreement.

         (b) The Trustee shall promptly forward to each Rating Agency copies of all reports and notices received by it from the Servicer or the Seller pursuant to this Agreement.

         SECTION 5.03.  CERTAIN MATTERS AFFECTING THE TRUSTEE.
Subject to the provisions of Section 5.01:

         (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it


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to be genuine and to have been signed or presented by the proper party or parties;

         (b) Any request or direction of any Certificateholders, the Seller or the Servicer mentioned herein shall be in writing;

         (c) Whenever in the performance of its duties hereunder the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may request and, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate or Opinion of Counsel;

         (d) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Certificateholders pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) Prior to the occurrence of an Event of Servicing Termination, or after the curing of all Events of Default and Events of Servicing Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper document, unless requested in writing so to do by Certificateholders with an aggregate Percentage of 50% or more; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer promptly upon demand;

         (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or a nominee (which may be Affiliates of the Trustee) and the Trustee shall not be liable for any acts or omissions of, or for the supervision of, such


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agents, attorneys, custodians or nominees appointed with due care by it hereunder;

         (h) The Trustee shall not be charged with knowledge of an Event of Servicing Termination unless a Responsible Officer of the Trustee obtains actual knowledge of such event or the Trustee receives written notice of such event from the Seller, the Servicer or Certificateholders owning a Percentage not less than 50% of the outstanding Certificate Principal Balance;

         (i) The Trustee shall have no liability for any loss, cost or damage incurred or sustained as a result of any investment or reinvestment of amounts held in the bank accounts from time to time, the selection of Eligible Investments, the liquidation of any such investments prior to maturity or the failure of the Servicer to provide written investment direction to the Trustee in a timely manner; and

         (j) In the event that the Trustee is also acting as Paying Agent or Certificate Registrar and Transfer Agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article V shall also be afforded to such Paying Agent or Certificate Registrar and Transfer Agent.

         SECTION 5.04.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR AUTO LOANS.
(a) The Trustee makes no representations as to the validity or sufficiency of this Agreement or any Related Document, the Certificates (other than the execution on behalf of the Trust and authentication thereof) or of any Auto Loan. The Trustee shall not be accountable for the use or application by the Seller of funds paid to the Seller in consideration of conveyance of the Auto Loans to the Trust.

         (b) Except with respect to the Trustee in its capacity as Successor Servicer pursuant to Article IV, the Trustee shall have no responsibility or liability for or with respect to: the validity of any security interest in any Automobile; the perfection of any such security interest (whether as of the date hereof or at any future time) or the maintenance of or the taking of any action to maintain such perfection; the existence or validity of any Auto Loan, the validity of the assignment of any Auto Loan to the Trust or of any intervening assignment; the review of any Auto Loan, any Collateral File or the Computer Tape (except in its capacity as Back-Up Servicer hereunder), the completeness of any Collateral File, the receipt by it or its custodian of any Auto Loan or Collateral File (it being understood that the Trustee has not reviewed and does not intend to review such matters); the performance or enforcement of any Auto Loan; the compliance by the Seller or the Servicer with any covenant or the breach by the Seller or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation; any investment of monies in the Collection Account and the Cash Reserve Account (except as


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specified in this Agreement) or any loss resulting therefrom (other than any loss resulting from failure to follow the Servicer's written instructions with respect thereto); the acts or omissions of the Servicer or any Obligor or Dealer; any action of the Servicer taken in the name of the Trustee; any action by the Trustee taken at the instruction of the Servicer. Except as provided in
Article IX hereof, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates or any Auto Loan or assignment thereof against the Trustee in its individual capacity, and the Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided herein.

         SECTION 5.05. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

         SECTION 5.06. THE SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. The Servicer agrees to reimburse the Trustee upon its request for reasonable third-party expenses, disbursements and advances incurred or made by the Trustee in its capacity as such in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursement of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith. The obligations of the Servicer under this Section 5.06 shall survive the termination of this Agreement and the resignation or removal of the Trustee. In the event the Trustee incurs expenses or renders services in connection with any bankruptcy or insolvency proceeding, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally.

         SECTION 5.07. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times (a) be a corporation, depository institution, or trust company organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000,
(b) be subject to supervision or examination by federal or state authority,
(c) be capable of maintaining an Eligible Account and (d) have a long-term unsecured debt rating of not less than BBB or its equivalent from each nationally recognized statistical rating organization that rates such debt or such other rating as may be acceptable to the Rating Agencies. If such institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 5.07, the combined capital and surplus of such institution shall be


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

deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 5.07, the Trustee shall resign immediately in the manner and with the effect specified in
Section 5.08.

         SECTION 5.08. RESIGNATION OR REMOVAL OF TRUSTEE. (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving 60 days' written notice thereof to the Servicer, the Seller and the Rating Agencies. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee by written instrument, in triplicate, one counterpart of which instrument shall be delivered to each of the Seller, the successor Trustee and the predecessor Trustee. A copy of such instrument shall be delivered to the Rating Agencies. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.07 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If it removes the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee by written instrument, in triplicate, one counterpart of which instrument shall be delivered to each of the Seller, the successor Trustee and the predecessor Trustee. Copies of such instrument shall also be delivered by the Servicer to the Rating Agencies. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after such removal, the removed Trustee may petition any count of competent jurisdiction for the appointment of a successor Trustee.

         (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 5.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 5.09.

         SECTION 5.09. SUCCESSOR TRUSTEE. (a) Any successor Trustee appointed as provided in Section 5.08 shall execute, acknowledge and deliver to each of the Seller, the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor


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

Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee or its custodian and any related documents and statements held by it or its custodian hereunder; and the Seller, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for the full and certain vesting and confirmation in the successor Trustee of all such rights, powers, duties and obligations.

         (b)  No successor Trustee shall accept appointment as provided in this
Section 5.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 5.07.

         (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 5.09, the Servicer shall mail notice of the succession of such Trustee hereunder to each Certificateholder at its address as shown in the Certificate Register and to the Rating Agencies. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Seller.

         (d) No Trustee hereunder shall be liable for the acts or omissions of any successor Trustee.

         SECTION 5.10. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; PROVIDED such corporation shall be eligible under the provisions of Section 5.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 5.11. TAX MATTERS. (a) The Trustee shall prepare, execute and file all tax returns and any other information, returns or reports, if any, that need to be filed for the Trust. The Servicer shall provide the Trustee with such information, reports and other cooperation as the Trustee shall reasonably require to perform such duties.

         (b) The Trustee shall take all action reasonably necessary to assure compliance with the provisions of the Code relating to (i) certain withholding requirements applicable to non-U.S. Person taxpayers; (ii) backup withholding requirements and (iii) certain taxpayer certification requirements relating to clauses (i) and (ii) above.


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                                      ARTICLE VI

                                   THE CERTIFICATES

         SECTION 6.01.  THE CERTIFICATES.  (a)   The Certificates shall be
substantially in the form of Exhibits F, G and H. The Certificates shall be issuable in minimum denominations of $1,000,000 or integral multiples of $1,000 in excess thereof (except that one Certificate may be issued in a denomination of less than $1,000).

         (b) The Certificates may be initially issued in either definitive form, or in the case of the Class A and Class B Certificates, in book-entry form pursuant to Section 6.10 or 6.12, respectively.

         (c) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of Certificates, such direction or consent may be given by Certificateholders owning Certificates evidencing the requisite percentage of principal amount of Certificates.

         SECTION 6.02. AUTHENTICATION OF CERTIFICATES. (a) Subject to the terms of Section 6.01(b) and Section 6.02(b), on the Closing Date, the Trustee shall authenticate and deliver the Certificates, to or upon the written order of the Seller for the sale of Certificates in an aggregate principal amount equal to the Initial Principal Amount to or upon the order of the Seller against payment to the Seller of the purchase price therefor. Upon the receipt of such payment, the Certificates shall be fully paid and nonassessable.

         (b)  Upon satisfaction of the conditions set forth in clauses (i) and
(ii) below on or before the Closing Date, the Trustee will execute on behalf of the Trust, authenticate and deliver the Certificates. The following conditions must be satisfied on or prior to the Closing Date:

              (i) the Rating Agencies shall have indicated in writing that they have each assigned the Certificates a rating of not less than
    (A) "A" with respect to the Class A Certificates, (B) "BBB" with respect to the Class B Certificates and (C) "BB" with respect to the Class C Certificates; and

              (ii) the Trustee shall have received an Opinion of Counsel with respect to the Intended Tax Characterization.

         (c) Subject to the provisions of Section 6.02(b), each Certificate shall be authenticated by the Trustee by the manual


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

signature of a duly authorized signatory. Certificates bearing the signatures of individuals who were at the time the proper officers or authorized signatories of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices or positions prior to the delivery of such Certificates or did not hold such offices or positions at the date of such Certificates. All Certificates shall be dated the date of their authentication. The authentication by the Trustee upon any Certificate shall be conclusive evidence, and the only evidence, that the Certificate so authenticated has been duly authenticated and delivered hereunder and is entitled to the benefit of this Agreement. The authentication certification of the Trustee may be executed by any Person authorized by the Trustee, but it shall not be necessary that the same authorized Person sign the authentication certificates on all of the Certificates.

         SECTION 6.03.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.
(a) The Trustee shall maintain, or cause to be maintained by a certificate registrar and transfer agent (the "Certificate Registrar and Transfer Agent"), in accordance with Section 6.03(b), a certificate register in which the Trustee shall provide or cause to be provided for the registration of Certificates and transfers and exchanges of Certificates as herein provided (the "Certificate Register"). The Trustee is hereby initially appointed the Certificate Registrar and Transfer Agent for the purpose of registering Certificates and transfers and exchanges of Certificates as provided herein. All Certificates shall be so registered. The Trustee may revoke such appointment and remove the Certificate Registrar and Transfer Agent if the Trustee determines in its sole discretion that either of such parties has failed to perform its obligations under this Agreement in any material respect and provided that such party acting as Certificate Registrar, or Transfer Agent, as the case may be, is other than the Trustee. The Trustee shall be permitted to resign as Certificate Registrar and Transfer Agent upon 30 days' written notice to the Seller and each of the Certificateholders; PROVIDED, HOWEVER, that such resignation shall not be effective and the Trustee shall continue to perform its duties as Certificate Registrar and Transfer Agent until the Trustee has appointed a successor Certificate Registrar and Transfer Agent reasonably acceptable to the Seller and the Certificateholders evidencing a Percentage of 50% or greater. Notwithstanding anything herein to the contrary, the resignation by the Trustee as Transfer Agent or Certificate Registrar shall become effective upon the effectiveness of the resignation or removal of the Trustee hereunder.

         (b) The Certificate Registrar and Transfer Agent will maintain at its expense in the Borough of Manhattan, the City of New York an office or offices or an agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Certificate Registrar and Transfer Agent hereby appoints its office at 77 Water Street, 5th Floor, New York, NY 10005 for such purpose. Subject to the provisions of Section


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

6.02(b), at the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations, upon surrender of the Certificates to be exchanged at such office. Upon surrender for registration or transfer of any Certificate at such office, the Trustee shall, on behalf of the Trust, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate Percentage and dated the date of authentication by the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, on behalf of the Trust, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar and Transfer Agent duly executed by the holder thereof or his or her attorney duly authorized in writing. No transfer shall be effected by the Trustee pursuant to this Section 6.03(b) unless the conditions set forth in
Section 6.09 have been satisfied in full.

         (c) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or Certificate Registrar and Transfer Agent may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

         (d) Notwithstanding the provisions of this Agreement, the transfer of the Certificates is subject to the restrictions set forth in Section 6.09, and, as applicable, Sections 6.10 and 6.12.

         SECTION 6.04. APPOINTMENT OF PAYING AGENT. The Paying Agent (the "Paying Agent") shall make distributions to Certificateholders from the Collection Account pursuant to Section 7.04 and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. The Trustee, if the Paying Agent is other than the Trustee, may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trustee. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will


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

hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee.

         SECTION 6.05.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.  If
(a) any mutilated Definitive Certificate is surrendered to the Certificate Registrar and Transfer Agent, or the Certificate Registrar and Transfer Agent receives evidence to its satisfaction of the destruction, loss or theft of any Definitive Certificate and (b) there is delivered to the Certificate Registrar and Transfer Agent and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar and Transfer Agent or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, authenticate and deliver, in exchange for and in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and percentage. Upon the issuance of any new Certificate under this
Section 6.05, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense connected therewith. Any duplicate Certificate issued pursuant to this Section 6.05 shall constitute complete and indefeasible evidence of ownership of the fractional undivided interest represented by the original Certificate, as if originally issued, whether or not the destroyed, lost or stolen Certificate shall be found at any time.

         SECTION 6.06. PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Seller, the Servicer, the Paying Agent, the Trustee and the Certificate Registrar and Transfer Agent may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 7.04 and for all other purposes whatsoever, and none of the Seller, the Servicer, the Paying Agent, the Trustee, the Certificate Registrar and Transfer Agent nor any agent of the Seller, the Servicer, the Paying Agent, the Trustee or the Certificate Registrar and Transfer Agent shall be affected by notice to the contrary. Any action taken by the Trustee pursuant to this Agreement upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is a Certificateholder shall be conclusive and binding upon all future holders of the same Certificate and upon Certificates issued in exchange therefor or in place thereof.

         SECTION 6.07. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Certificate Registrar and Transfer Agent will furnish to the Trustee, the Paying Agent, the Seller, the


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

Servicer and any requesting Certificateholder no later than three Business Days following such request therefor from any of them in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. Upon written application by Certificateholders with an aggregate Percentage of 10% or more (hereinafter referred to as "Applicants") to the Trustee stating that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates accompanied by a copy of the communication which such Applicants propose to transmit, the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar and Transfer Agent a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and Transfer Agent and the Trustee that none of the Seller, the Servicer, the Paying Agent, the Certificate Registrar and Transfer Agent, the other Certificateholders nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.
VI.17.

         SECTION 6.08. ACTS OF CERTIFICATEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in Person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and where required, to the Seller and the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 10.01) conclusive in favor of the Trustee, the Seller and the Servicer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Certificateholders of any such instrument or writing may be provided in any reasonable manner which the Trustee deems sufficient.

         (c) The ownership of Certificates shall be proved by the Certificate Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration


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of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Seller or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

         (e) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         SECTION 6.09. RESTRICTIONS ON TRANSFER. (a) The following restrictions shall apply with respect to the transfer and registration of transfer of a Definitive Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

              (i) The Certificate Registrar and Transfer Agent shall register the transfer of a Definitive Certificate if the requested transfer is to the Seller, an affiliate (as defined in Rule 144(a)(1) under the Securities Act of 1933, as amended (the "Securities Act") of the Seller or the Placement Agent as evidenced by a written certification to such effect on which the Certificate Registrar and Transfer Agent may conclusively rely;

              (ii) The Certificate Registrar and Transfer Agent shall register the transfer of a Definitive Certificate if (A) the transferor has delivered to the Certificate Registrar a form of Transferor's Certificate substantially in the form of Exhibit K herein; and (B) the transferee has delivered to the Certificate Registrar and Transfer Agent either (i) a Rule 144A Certificate substantially in the form of Exhibit I hereto or (ii) an Accredited Institutional Investor Certificate substantially in the form of Exhibit J hereto. In addition, the Certificate Registrar and Transfer Agent may as a condition of the registration of any such transfer require the transferor to furnish such other certifications, opinions of counsel or other information (at the transferor's expense) as it may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws; and

              (iii) Such Transferee may not be Eagle Finance, or any successor thereto.

         (b) Transfers of beneficial interests in the Book-Entry Certificates, or transfers by Holders of Definitive Certificates to transferees that take delivery in the form of beneficial interests in the Book-Entry Certificates, may be made only in accordance with this Section 6.09(b) and in accordance with the rules of the Clearing Agency.

              (i) In the case of a beneficial interest in a Book-Entry Certificate being transferred to an Institutional


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    Accredited Investor, such transferee shall be required to take delivery in the form of a Definitive Certificate or Certificates and the Certificate Registrar and Transfer Agent shall register such transfer only upon compliance with the provisions of Section 6.09(c);

              (ii) In the case of a beneficial interest in a Book-Entry Certificate being transferred to a transferee that takes delivery in the form of a Definitive Certificate or Certificates, except as set forth in clause (i) above, the Certificate Registrar and Transfer Agent shall register such transfer only upon compliance with the provisions of Section 6.09(c);

              (iii) In the case of a Definitive Certificate being transferred to a transferee that takes delivery in the form of a beneficial interest in a Book-Entry Certificate, the Certificate Registrar and Transfer Agent shall register such transfer if the transferor has provided the Certificate Registrar and Transfer Agent with a Rule 144A Certificate in the form of Exhibit I hereto;

              (iv) Neither the Trustee nor the Certificate Registrar and Transfer Agent shall have any responsibility with respect to the transfer or registration of transfer of a beneficial interest in a Book-Entry Certificate to a transferee that takes delivery in the form of a beneficial interest in such Book-Entry Certificate; and

              (v) Such Transferee may not be Eagle Finance, or any successor thereto.

         (c) An exchange of a beneficial interest in a Book-Entry Certificate for a Definitive Certificate or Certificates, an exchange of a Definitive Certificate or Certificates for a beneficial interest in a Book-Entry Certificate and an exchange of a Definitive Certificate or Certificates for another Definitive Certificate or Certificates (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and in the case of a Book-Entry Certificate, so long as the Book-Entry Certificate remains outstanding and is held by or on behalf of the Clearing Agency) may be made only in accordance with this Section 6.09 and in accordance with the rules of the Clearing Agency:

              (i) A Holder of a beneficial interest in a Book-Entry Certificate may at any time exchange such beneficial interest for a Definitive Certificate or Certificates of the same Class;

              (ii) A Holder of a Definitive Certificate may exchange such Certificate for a beneficial interest in the Book-Entry Certificate of the same Class if such Holder furnishes to the Seller and to the Certificate Registrar and


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

    Transfer Agent a certificate substantially in the form of Exhibit J hereto properly executed; and

              (iii) A Holder of a Definitive Certificate may exchange such Certificate for an equal aggregate principal amount of Definitive Certificates in different authorized denominations without any certification.

         (d)  (i)       Upon acceptance for exchange or transfer of a
    Definitive Certificate for a beneficial interest in the Book-Entry Certificate of the same Class as provided herein, the Certificate Registrar and Transfer Agent shall cancel such Definitive Certificate and shall request the Clearing Agency to endorse on the schedule affixed to such Book-Entry Certificate (or on a continuation of such schedule affixed to such Book-Entry Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and an increase in the principal amount of such Book-Entry Certificate equal to the principal amount of such Definitive Certificate exchanged or transferred therefor.

              (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Book-Entry Certificate for a Definitive Certificate of the same Class as provided herein, the Certificate Registrar and Transfer Agent shall request the Clearing Agency to endorse on the schedule affixed to such Book-Entry Certificate (or on a continuation of such schedule affixed to such Book-Entry Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the principal amount of such Book-Entry Certificate equal to the principal amount of such Definitive Certificate issued in exchange therefor or upon transfer thereof.

         (e) Each Certificate shall bear a legend substantially to the following effect:

              "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; OR (2) IN CERTIFICATED FORM ONLY (A) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A), (2) (3) OR (7) OF REGULATION D OF


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         THE SECURITIES ACT OR (B) IN OTHER TRANSACTIONS EXEMPT FROM THE
         REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) IN ANY SUCH CASE, RECEIPT BY THE SELLER AND THE CERTIFICATE REGISTRAR AND TRANSFER AGENT OF A LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT J TO THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW, AND (B) IN THE CASE OF CLAUSE (2) RECEIPT BY THE SELLER AND THE TRUSTEE OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE SELLER AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS."

              NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE (AN "ERISA PLAN"), OR (B) IT IS AN INSURANCE COMPANY GENERAL ACCOUNT AND PURSUANT TO SECTION I OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE-95-60"), THE ACQUISITION AND HOLDING OF THE CERTIFICATE AND, PURSUANT TO SECTION III OF PTCE 95-60, THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST ARE WITH RESPECT TO SUCH TRANSFEREE EXEMPT FROM THE "PROHIBITED TRANSACTION" PROVISIONS OF ERISA AND THE CODE, OR (C) ONLY IN THE CASE OF A TRANSFER OF CLASS A CERTIFICATES, SPECIFIED CONDITIONS OF AN "UNDERWRITER EXEMPTION" DESCRIBED IN SECTION V(h) OF PTCE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFEREE.

         (f) The Certificate Registrar and Transfer Agent shall not effect the registration of transfer of any Certificate, if after giving effect to such transfer, the Certificates would be held by more than ninety-eight Holders for purposes of Section 7704 of the Code and the regulations thereunder.

         (g) The Servicer agrees to cause, and the Seller agrees, to provide such information as required under Rule 144A under the Act so as to allow resales to QIBs in accordance herewith.

         SECTION 6.10. BOOK-ENTRY CERTIFICATES. The Class A and Class B Certificates may be issued in the form of one or more typewritten book-entry Global Certificates (the "Book-Entry Certificates"), to be delivered by, or on behalf of, the Seller to the initial Depository (the "Depository"), which, unless otherwise specified in this Agreement, shall be The Depository Trust Company. In such case, the Certificates delivered to the Depository Trust


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Company shall initially be registered on the Certificate Register in the name of
Cede & Co., the nominee of the initial Depository, and no Certificateholder will receive a definitive certificate representing such Certificateholder's interest in the Certificates, except as provided in Section 6.12. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to such Certificateholders pursuant to Section 6.12:

              (i) the provisions of this Section 6.10 shall be in full force and effect;

              (ii) the Seller, the Servicer, the Certificate Registrar and Transfer Agent and the Trustee may deal with the Depository for all purposes (including the making of distributions on such Certificates) as the sole holder of such Certificates and shall have no obligation to the related Certificateholder;

              (iii) to the extent that the provisions of Section 6.09 or this Section 6.10 conflict with any other provisions of this Agreement, the provisions of this Section shall control;

              (iv) the rights of such Certificateholders shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Certificateholders and the Depository. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.12, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on such Certificates to such Depository Participants; and

              (v) whenever the Agreement requires or permits actions to be taken based upon instructions or directions of holders of Certificates evidencing a specified Percentage of the Certificate Principal Balance, the Depository shall be deemed to represent such Percentage only to the extent that it has received instructions to such effect from Certificateholders and/or Depository participants owning or representing, respectively, such required Percentage of the beneficial interest in such Certificates and has delivered such instructions to the Trustee.

         SECTION 6.11. NOTICES TO DEPOSITORY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificateholders pursuant to Section 6.12, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Certificateholders to the Depository.


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

         SECTION 6.12. DEFINITIVE CERTIFICATES. If (a) the Depository is no longer willing or able to properly discharge its responsibilities under the Depository Agreement and the Servicer is unable to locate a qualified successor,
(b) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (c) after the occurrence of an Event of Servicing Termination, Certificateholders representing beneficial interests aggregating not less than a majority of the aggregate outstanding principal amount of the Global Certificate advise the Trustee and the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificateholders, then the Depository shall notify all Certificateholders and the Trustee of the occurrence of such event and of the availability of Definitive Certificates to Certificateholders requesting the same. Upon surrender to the Certificate Registrar and Transfer Agent of the typewritten Certificates representing the Global Certificate by the Depository, accompanied by registration instructions, the Trustee shall execute on behalf of the Trust and authenticate the Definitive Certificates in accordance with the instructions of the Depository. Neither of the Trustee or the Certificate Registrar and Transfer Agent shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Certificateholders holding the Definitive Certificates as Certificateholders hereunder. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Trustee, as evidenced by its execution thereof.

         SECTION 6.13. TEMPORARY CERTIFICATES. In the event that this Agreement provides that the Certificates are not to be issued in book-entry form pursuant to Section 6.10, the Trustee, on behalf of the Trust, may execute, pending the preparation of Definitive Certificates, authenticate and deliver, temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Certificates in lieu of which they are issued. If temporary Certificates are issued, the Servicer will cause Definitive Certificates to be prepared without unreasonable delay. After the preparation of Definitive Certificates, the temporary Certificates shall be exchangeable for Definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, without charge to the holder thereof. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute on behalf of the Trust, authenticate and deliver in exchange therefor a like principal amount of Definitive Certificates in authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as Definitive Certificates.


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                                     ARTICLE VII

                              DEPOSITS AND DISTRIBUTIONS

         SECTION 7.01. RIGHTS OF CERTIFICATEHOLDERS. (a) The Certificates shall represent fractional undivided interests in, to and under the Trust Assets, consisting of the right to receive Payments, to the extent necessary to make the required payments with respect to the Certificates at the times and in the amounts specified in this Agreement. The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates on any Distribution Date shall be subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates to the extent described in Section 7.04. The rights of the Class C Certificateholders to receive distributions in respect of the Class C Certificates on any Distribution Date shall be subordinated to the rights of the Class A Certificateholders and Class B Certificateholders to receive their respective distributions in respect of the Class A Certificates and Class B Certificates to the extent described in Section 7.04.

         (b) Amounts held by or, pursuant to this Agreement, under the control of, the Trustee for future distribution to the Certificateholders, including, without limitation, in the Collection Account and the Cash Reserve Account, shall not be distributed except in accordance with the terms of this Agreement. The Seller is deemed to have granted a security interest in rights to receive monies from the Collection Account and the Cash Reserve Account to Certificateholders to secure the rights of the Certificateholders to receive distributions in the priorities provided for herein. Whenever requested by the Trustee, and without prejudice to the intent of the parties that the Collection Account be held exclusively in the name of the Trustee for the benefit of the Trust, the Seller will make, execute and deliver or cause to be made, executed and delivered any and all further and other notices, instruments and assurances, and will furnish such information and will make such filings with Governmental Authorities, including, but not limited to, financing statements on Form UCC-1, as may be necessary or appropriate to carry out the intention or to facilitate the performance of the terms of this Agreement, including, without limitation, the foregoing subordination provisions, to ensure the perfection of the security interest of the Certificateholders in the Cash Reserve Account, or otherwise to protect and preserve the rights and remedies hereunder of the Certificateholders. Amounts properly distributed to the Seller or Servicer pursuant to Section 7.04(a)(ix) shall be deemed released from the security interest established by this Section 7.01, and the Seller or Servicer will not in any event be required to refund any such distributed amounts.

         SECTION 7.02. ESTABLISHMENT AND ADMINISTRATION OF THE COLLECTION ACCOUNT. (a) The Trustee shall cause to be established


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and maintained at all times the Collection Account on behalf of and in the name of the Trustee for the benefit of the Trust. The Collection Account shall be an Eligible Account initially established at the office of the Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders as their interests appear in the Trust. If, at any time, the Collection Account ceases to be an Eligible Account, the Servicer, on behalf of the Trustee, shall within 20 Business Days establish a new Collection Account which shall be an Eligible Account, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account."

         (b) The Servicer shall deposit into the Collection Account, as soon as practicable, but in no event later than the close of business on the Business Day after the date of receipt thereof, all amounts representing Payments (net of overpayment credits and items constituting servicing compensation pursuant to
Section 4.08 other than the Monthly Servicing Fee) collected by the Servicer.

         (c) The Servicer shall direct the Trustee in writing to invest, and the Trustee shall so invest, the amounts in the Collection Account in specified Eligible Investments that mature not later than the next succeeding Deposit Date and the Trustee shall take all reasonable steps to perfect its security interest (as such term is defined in the UCC) therein; PROVIDED, that, any Eligible Investment as to which the entity serving as Trustee is the obligor in its individual capacity or any Eligible Investment described in clause (e) of the definition thereof may mature not later than such Distribution Date; and PROVIDED, FURTHER, that all Eligible Investments shall be held to maturity.

         (d) The Servicer shall instruct the Trustee in writing to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

         SECTION 7.03. ESTABLISHMENT AND ADMINISTRATION OF THE CASH RESERVE ACCOUNT. (a) On or prior to the Closing Date, the Trustee shall cause to be established and maintained at all times the Cash Reserve Account in the name of the Trustee. The Seller hereby grants to the Trustee for the benefit of the Trust and the Certificateholders, a security interest in the Cash Reserve Account and all funds and investment property contained therein (which investment property the parties hereto agree shall constitute "financial assets" for purposes of Section 8-102 of the UCC of the State of Illinois). The Cash Reserve Account shall be an Eligible


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

Account initially established at the offices of the Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Cash Reserve Account shall not be deemed an asset of the Trust, however it shall be subject to the dominion and control of the Trustee for the benefit of the Trust. If, at any time, the Cash Reserve Account ceases to be an Eligible Account, the Trustee on behalf of the Trust shall within 20 Business Days establish a new Cash Reserve Account which shall be an Eligible Account, transfer any cash and/or any investments to such new Cash Reserve Account and from the date such new Cash Reserve Account is established, it shall be the "Cash Reserve Account". On the Closing Date, the Seller shall deliver an amount equal to the Initial Cash Reserve Account Deposit to the Trustee for deposit into the Cash Reserve Account by the close of business on the Closing Date, which amounts shall be allocated in the manner provided herein.

         (b) The Servicer shall direct the Trustee in writing to invest, and the Trustee shall so invest, the amounts in the Cash Reserve Account in specified Eligible Investments that mature not later than the Deposit Date preceding the next Distribution Date and the Trustee shall take all reasonable steps to perfect its security interest (as such term is defined in the UCC) therein; PROVIDED that any Eligible Investment as to which the entity serving as Trustee is the obligor in its individual capacity or any Eligible Investment described in clause (e) of the definition thereof may mature not later than such Distribution Date; and PROVIDED, FURTHER, that all Eligible Investments shall be held to maturity.

         (c) If on any Deposit Date the amount of Available Funds is insufficient to make the distributions required by Section 7.04(a)(i)-(vii) inclusive, the Trustee shall withdraw or cause to be withdrawn from the Cash Reserve Account and deposit in the Collection Account the lesser of (i) the Available Cash Reserve Amount and (ii) the amount necessary to make up such deficiency.

         (d)  On each Distribution Date, all distributions made pursuant to
Section 7.04(a)(viii) shall be deposited into the Cash Reserve Account.

         (e) If the amount on deposit in the Cash Reserve Account, after giving effect to the distributions to the Certificateholders, the Trustee, the Servicer, the Back-Up Servicer and the Successor Servicer, if applicable, on any Distribution Date, is greater than the Required Cash Reserve Amount on such Distribution Date, the amount of such excess shall be distributed to the Seller. Amounts properly distributed to the Seller pursuant to this Section 7.03(e), either directly without deposit in the Cash Reserve Account or from amounts in excess of the Required Cash Reserve Amount, shall be deemed released from the security interest established by Section 7.01, and the Seller will not in any event be required to refund any such distributed amounts.


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

         (f) On the first Distribution Date following the Distribution Date on which the Certificateholders have been paid in full, the Trustee shall disburse all amounts held in the Cash Reserve Account, if any, to the Seller.

         (g) The Servicer shall instruct the Trustee in writing to make withdrawals and payments from the Cash Reserve Account in accordance with the provisions hereof.

         SECTION 7.04. DISTRIBUTIONS. (a) On each Distribution Date the Trustee will disburse the Available Funds in the Collection Account (to the extent available after taking into account any amounts deposited into the Collection Account from the Cash Reserve Account) in the following priority:

         (i)  the following amounts to the following parties, PARI PASSU:

              (A) to the Servicer, the Monthly Servicing Fee, together with any overdue Monthly Servicing Fee;

              (B) to the Trustee, the Trustee Fee, together with any overdue Trustee Fee; and

              (C) to the Back-Up Servicer, the Back-Up Servicing Fee, together with any overdue Back-Up Servicing Fee;

         (ii) to the Class A Certificateholders, the Class A Monthly Interest, together with any Class A Interest Carryover Shortfall;

         (iii) to the Class B Certificateholders, the Class B Monthly Interest, together with any Class B Interest Carryover Shortfall;

         (iv) to the Class C Certificateholders, the Class C Monthly Interest, together with any Class C Interest Carryover Shortfall;

         (v) to the Class A Certificateholders, the Class A Principal Distributable Amount, together with any Class A Principal Carryover Shortfall, until the Class A Certificate Principal Balance has been reduced to zero;

         (vi) to the Class B Certificateholders, the Class B Principal Distributable Amount, together with any Class B Principal Carryover Shortfall, until the Class B Certificate Principal Balance has been reduced to zero;

         (vii) to the Class C Certificateholders, the Class C Principal Distributable Amount, together with any Class C Principal Carryover Shortfall, until the Class C Certificate Principal Balance has been reduced to zero;


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         (viii)    to the Cash Reserve Account, such amount, if any, necessary to bring the Available Cash Reserve Amount up to the Required Cash Reserve Amount; and

         (ix) the balance, (A) to the Servicer, or (B) during such time as there is a Successor Servicer, to the Seller;

PROVIDED, HOWEVER, that for purposes of determining the Aggregate Principal Balance of the Auto Loans for calculating the distributions described in item
(i) above, the Principal Balance of a Defaulted Auto Loan or a Purchased Auto Loan will be deemed to be zero on and after the close of business on the last day of the Due Period in which such Auto Loan became a Defaulted Auto Loan or a Purchased Auto Loan. If the Servicer exercises the purchase option on any Distribution Date pursuant to Section 10.01, such amount will be distributed to Certificateholders on such Distribution Date.

         (b) All monthly distributions shall be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor if such Person shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and is the registered Certificateholder in the initial aggregate principal amount equal to or in excess of $500,000; and in all other cases by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register, in either case without presentation or surrender of any Certificate held by such Certificateholder or the making of any notation thereon. Within 30 days after the final payment with respect to each Certificate, the Certificateholder thereof will surrender its Certificate to the Trustee. The Trustee shall have no liability or obligation in respect of the failure for any Certificateholder to surrender its Certificate.

         (c) On each Distribution Date, if the Servicer has reported to the Trustee in the Servicer's Certificate for any Due Period that an Obligor or an Obligor's representative or successor successfully shall have asserted a claim or defense under bankruptcy law or similar laws for the protection of creditors generally (including the avoidance of a preferential transfer under bankruptcy law) that results in a liability of the Trust to such Obligor for monies previously collected and remitted to the Trustee and not otherwise netted against collections pursuant to Section 7.02(b), the Trustee shall make all payments in respect of such claims or defenses out of the amounts on deposit in the Collection Account with respect to such Due Period before making the distributions required by paragraph (a) of this Section 7.04.

         (d) On the first Distribution Date following the Distribution Date on which the Certificateholders have been paid in full, all amounts held in the Collection Account and the Cash


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

Reserve Account, if any, shall be disbursed to the Seller and all interests of the Trust in all Auto Loans which have an outstanding balance shall be reconveyed by the Trustee to, or at the written direction of, the Seller.

         SECTION 7.05. REPORTS TO CERTIFICATEHOLDERS. On each Distribution Date, concurrently with the distribution to the Certificateholders, the Trustee shall furnish, or cause to be furnished by the Paying Agent to the Certificateholders, a Monthly Investor's Report.


                                     ARTICLE VIII

                                       REMEDIES

         SECTION 8.01. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Certificateholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Trustee shall notify the Seller, the Servicer and each Rating Agency of any such action.

         SECTION 8.02. TRUSTEE MAY FILE PROOFS OF CLAIM. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Seller, or any other obligor upon the Certificates, or the property of the Seller, or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Certificates shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Seller for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

              (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Certificates or any amount owing on the Auto Loans or the other Trust Assets and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and any predecessor Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel) and of the Certificateholders allowed in such judicial proceeding; and

              (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Certificateholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Certificateholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee and any predecessor Trustee under Section 5.06.

         (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan or reorganization, agreement, adjustment or composition affecting the Certificates or the rights of any Certificateholder thereof or affecting the Auto Loans or the other Trust Assets or to authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

         SECTION 8.03. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Agreement, the Certificates, the Auto Loans or the other Trust Assets may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provisions for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

         SECTION 8.04. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article VIII shall be deposited in the Collection Account for disbursement in accordance with the provisions of Article VII.

         SECTION 8.05. LIMITATION ON SUITS. No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Certificateholder has previously given written notice to the Trustee of such action or proceeding;

         (b) the Certificateholders of an aggregate Percentage of not less than 50% shall have made written request to the Trustee to institute proceedings in its own name as Trustee hereunder;

         (c) such Certificateholder or Certificateholders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificateholders of a majority in aggregate principal amount of the outstanding Certificates;

it being understood and intended that no one or more Certificateholders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Certificateholders, or to obtain or to seek to obtain priority or preference over any other Certificateholders or to enforce any right under this Agreement, except in the manner herein provided and for the ratable benefit of all the Certificateholders.

         SECTION 8.06. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Certificateholder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Certificateholder, then and in every such case, subject to any determination in such proceeding, the Seller, the Trustee and the Certificateholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Certificateholders shall continue as though no such proceeding had been instituted.

         SECTION 8.07. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in Section 6.05, no right or remedy herein conferred upon or reserved to the Trustee or to the Certificateholders is intended to be exclusive of any other right or remedy and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


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

         SECTION 8.08. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Certificateholder to exercise any right or remedy hereunder shall impair any such right or remedy or constitute a waiver of any right of the Trustee or such Certificateholder hereunder or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Certificateholders may be exercised from time to time, and as often as may be deemed expedient, as permitted under the terms hereof, by the Trustee or by the Certificateholders, as the case may be.

         SECTION 8.09. CONTROL BY CERTIFICATEHOLDERS. Certificateholders of an aggregate Percentage of not less than 50% shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; PROVIDED, that (a) such direction shall not be in conflict with any rule of law or with this Agreement, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 8.10. UNDERTAKING FOR COSTS. All parties to this Agreement agree, and each Certificateholder by his acceptance of a Certificate shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and disbursements, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 8.10 shall not apply to any suit instituted by the Seller, to any suit instituted by the Trustee, to any suit instituted by any Certificateholder or group of Certificateholders holding in the aggregate more than 10% in principal amount of the outstanding Certificates, or to any suit instituted by any Certificateholder for the enforcement of the payment of any principal of or interest on any Certificate.

         SECTION 8.11. WAIVER OF STAY OR EXTENSION LAWS. The Seller covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Seller (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


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

                                      ARTICLE IX

                         LIMITATION ON LIABILITY; INDEMNITIES

         SECTION 9.01. LIABILITIES OF OBLIGORS. No obligation or liability of any Obligor under any of the Auto Loans is intended to be assumed by the Seller, the Servicer, the Back-Up Servicer, the Trust, the Trustee or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Seller, the Back-Up Servicer, the Servicer, the Trust, the Trustee and the Certificateholders expressly disclaim such assumption.

         SECTION 9.02.  LIMITATION ON LIABILITY OF THE SELLER AND THE SERVICER.
(a) The Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement, it being understood that no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or shall otherwise exist against the Seller or the Servicer.

         (b) None of the Seller, the Servicer, nor any of the directors, officers, employees or agents of the Seller or the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Seller or the Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on each such party pursuant to this Agreement or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Seller, the Servicer and any director, officer, employee or agent of the Seller or the Servicer may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

         SECTION 9.03. INDEMNITIES OF THE SERVICER. (a) The Servicer agrees to indemnify the Trustee the Back-Up Servicer and any of their respective directors, officers, employees or agents ("Servicer Indemnified Parties") and the Trust from, and hold them harmless against, any and all costs (including, without limitation, the costs and expenses of agents and counsel), expenses, losses, claims, taxes, damages and liabilities (i) in the case of the Servicer Indemnified Parties, incurred in connection with the performance of their respective duties hereunder and the administration of the Trust and (ii) in the case of the Servicer Indemnified Parties and the Trust, to the extent that such cost, expense, loss, claim, tax, damage or liability arose out of, or was


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

imposed upon such Servicer Indemnified Parties or the Trust through the Servicer's acts or omissions in violation of this Agreement (subject to the servicing standard set forth in Section 4.01(b)) except to the extent such Servicer Indemnified Party's own bad faith, willful misconduct or negligence contributes to the cost, expense, loss, claim, damage or liability.

         (a) This Section 9.03 shall survive the termination of this Agreement or the resignation or removal of the Trustee, or the Back-Up Servicer, as the case may be, in respect of rights accrued prior to such resignation or removal.


                                      ARTICLE X

                                    MISCELLANEOUS

         SECTION 10.01.  TERMINATION OF AGREEMENT; OPTIONAL REPURCHASE.
(a) This Agreement and the respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby shall terminate on the date (the "Trust Termination Date") which is the earlier to occur of:

              (i) the day after the day on which the Certificateholders are paid all amounts required to be paid to them pursuant to this Agreement and the Certificates and the disposition of all Trust Assets; and

              (ii)      March 20, 2002.

         (b) Upon at least 15 days' written notice to the Trustee (and to each Certificateholder) prior to a Distribution Date; PROVIDED the Certificate Principal Balance on such Distribution Date is 10% or less of the Initial Principal Amount, the Servicer may, but is not required to, purchase as of the last day of the preceding Due Period all, but not less than all, outstanding Auto Loans at a price equal to the Aggregate Principal Balances of the Auto Loans on the last day of the preceding Due Period plus accrued and unpaid interest thereon at the APR for each Auto Loan through the last day of such preceding Due Period. Such price shall be deposited to the Collection Account in immediately available funds by 10:00 a.m., New York City time, on the relevant Determination Date and the Trustee shall release the Auto Loans and cause the Custodian to release the Collateral Files to the Servicer, whereupon the Certificates shall no longer evidence any right or interest in the Auto Loans or the Collateral Files or any proceeds of the foregoing. Upon the request of the Servicer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in connection with the transfer of the Transferred Assets pursuant to this Section 10.01(b), including, but not limited to, the execution of any Title Document to the extent necessary to effectuate the termination of such Auto Loan and the disposition of the related Automobile.

         (c) If on the date set forth in Section 10.01(a)(ii), the Certificate Principal Balance (after giving effect to any distributions to be made on such date) is greater than zero, the Trustee on behalf of the Trust, or the Servicer on behalf of the Trustee, will use its best efforts to sell, dispose of or otherwise liquidate the Transferred Assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The proceeds of any such sale, disposition or liquidation of the Transferred Assets will be treated as Payments and will be immediately deposited in the Collection Account and such proceeds, in addition to the Available Funds on deposit in the Collection Account, shall be disbursed in accordance with the provisions of Section 7.04.

         (d) The Servicer shall give the Trustee at least 30 days' prior written notice of the date on which the Trust is expected to terminate in accordance with subsection 10.01(a). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 4.15 covering the period during the then-current calendar year through the date of such notice. Not later than the fifth Business Day in the Due Period in which the final distribution in respect to the Certificates is payable to the Certificateholders, the Trustee shall mail to the Certificateholders a notice specifying the procedures with respect to such final distribution. The Trustee shall give a copy of such notice to the Rating Agencies at the time such notice is given to Certificateholders.

         SECTION 10.02. BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and their respective successors and permitted assigns. No other Person will have any right or obligation hereunder.

         SECTION 10.03. AMENDMENT. (a) This Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity or defect of, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. Such Opinion of Counsel shall be at the expense of the party requesting such amendment or, if such amendment is required by any Rating Agency to maintain the rating issued by it on the Certificates or requested by the Trustee in order to clarify any ambiguity or resolve any


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

inconsistency, then the related Opinion of Counsel shall be at the expense of the Servicer.

         (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of the Certificateholders of not less than an aggregate Percentage of 66 2/3% of outstanding Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Auto Loans or distributions which are required to be made on any Certificate then outstanding, (b) reduce the aforesaid percentage required to consent to any such amendment or (c) modify this Section 10.03(b) without the consent of the holders of all Certificates then outstanding. The Trustee may set a record date for purposes of determining the holders entitled to give a written consent or waive compliance as authorized or permitted by this
Section 10.03(b). Such record date shall not be more than 30 days prior to the first solicitation to such consent or waiver.

         (c) Promptly after the execution of any amendment or consent pursuant to this Section 10.03, the Trustee shall furnish such amendment to each Certificateholder or a written summary of such amendment prepared by the Servicer and, not later than the tenth Business Day preceding the effectiveness of any such amendment, the Rating Agencies.

         (d) It shall not be necessary for the consent of Certificateholders under this Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (e) The Servicer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Servicer's or the Trustee's, as the case may be, own rights, duties immunities or indemnities under this Agreement or otherwise.

         (f) In connection with any amendment pursuant to this Section 10.03, the Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

         SECTION 10.04. NOTICES. (a) All communications, instructions, directions and notices to the parties thereto shall be (i) in writing (which may be by telecopy, followed by delivery of original documentation within one Business Day), (ii) effective


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

when received and (iii) delivered or mailed first class mail, postage prepaid to it at the following address:

         If the Trustee at its Corporate Trust Office:

         Harris Trust and Savings Bank
         311 West Monroe Street, 12th Floor
         Chicago, Illinois 60606
         Attention:  Indenture Trust Division
         Facsimile:  (312) 461-3525
         Telephone: (312) 461-2647


         If to the Seller:

         Eagle Auto Funding Corp.
         1425 Tri-State Parkway
         Suite 140A
         Gurnee, IL  60031
         Attention: Treasurer

         Facsimile Number:  (847) 855-7250
         Telephone Number:  (847) 855-7128


         If to the Servicer:

         Eagle Finance Corp.
         1425 Tri-State Parkway
         Suite 140
         Gurnee, IL  60031
         Attention: Servicer - Eagle Auto Trust 1996-A

         Facsimile Number:  (847) 855-7250
         Telephone Number:  (847) 855-7150


         If to the Rating Agencies:

         Duff & Phelps Credit Rating Co.
         55 East Monroe Street
         Chicago, Illinois 60603
         Attention:  Monitoring and Research Group/
                     Structured Finance

         Facsimile Number:   (312) 263-2852
         Telephone Number:   (312) 263-2610


         Fitch Investors Service, L.P.
         One State Street Plaza
         New York, New York 10004
         Attention:  ABS Monitoring Department


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

         Facsimile Number:   (212) 376-6898
         Telephone Number:   (212) 908-0500

         If to Greenwich Capital Markets, Inc.:

         Greenwich Capital Markets, Inc.
         600 Steamboat Road
         Greenwich, CT 06830
         Attention:  Structured Finance Dept.

         Facsimile Number:  (203) 629-4640
         Telephone Number:  (203) 625-2700


or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.

         (a) All communications and notices pursuant hereto to a Certificateholder shall be in writing and delivered or mailed first class mail, postage prepaid at the address shown in the Certificate Register.

         SECTION 10.05. NOTICES AND REPORTS TO BE DELIVERED TO THE RATING AGENCIES. On or before the later to occur of each Distribution Date and, the Business Day following its receipt thereof, the Servicer shall promptly deliver to the Rating Agencies the notices, reports and certificates referred to in Sections 4.13, 4.14, 4.15, 4.16, 7.05 and 10.03. Each report or certificate specified in Sections 4.13(b), 4.14 and 4.15 shall be accompanied by a certificate of the Servicer certifying that (a) the Servicer has reviewed such report and that nothing came to its attention based on such review which would lead it to believe that such report or certificate was not accurate or in compliance with the terms of this Agreement governing the content and preparation of such report or certificate except as specified therein or as to which it shall believe to be immaterial and (b) that the Servicer has no actual knowledge of any event that has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute such an event but for the requirement that notice be given or time elapse or both.

         SECTION 10.06. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

         SECTION 10.07. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


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

         SECTION 10.08. CERTIFICATES NONASSESSABLE AND FULLY PAID. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon authentication thereof by the Trustee pursuant to Section 6.01 and 6.02, each Certificate shall be deemed fully paid.

         SECTION 10.09. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement, of the Certificates or the rights of the Certificateholders.

         SECTION 10.10. NO PROCEEDINGS. The Servicer and the Trustee each hereby agrees that it will not, directly or indirectly institute, or cause to be instituted, against the Seller or the Trust any bankruptcy, insolvency, reorganization, marshalling of assets, liquidation, receivership or other similar proceeding so long as there shall not have elapsed one year plus one day since the Trust Termination Date. Notwithstanding the foregoing nothing herein shall be construed to prohibit the Trustee from filing proofs of claim or otherwise participating in any such proceeding instituted by any other Person.

         SECTION 10.11. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, PROVIDED, HOWEVER, THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE CREATION AND PERFECTION OF THE SECURITY INTEREST IN THE CASH RESERVE ACCOUNT AND THE ELIGIBLE INVESTMENTS THEREIN GRANTED PURSUANT TO SECTION 7.03.

         (b) THE SELLER, THE SERVICER, THE PAYING AGENT, AND THE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH CONSENTS TO PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT IN ANY MANNER PERMITTED BY APPLICABLE LAW. THE SELLER, THE SERVICER, THE PAYING AGENT, AND THE TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE SELLER, THE SERVICER, THE PAYING AGENT, AND THE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.


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

         (c) THE SELLER, THE SERVICER, THE PAYING AGENT, AND THE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         SECTION 10.12. COUNTERPARTS. This Agreement may be executed in counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Pooling and Servicing Agreement to be executed by their respective officers thereunto duly authorized this 24th day of October, 1996.


EAGLE AUTO FUNDING CORP.,
as Seller


By
  ---------------------------------
Name:  Howard J. Adamski
Title: Vice President



EAGLE FINANCE CORP.,
individually and as Servicer


By
  ---------------------------------
Name:  Howard J. Adamski
Title: Vice President & Treasurer



HARRIS TRUST AND SAVINGS BANK,
not in its individual capacity but solely as Trustee


By
  ---------------------------------
Name:  Keith R. Richardson
Title: Assistant Vice President

                                      EXHIBIT A
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF September 1, 1996
                               EAGLE AUTO TRUST 1996-A


                           [FORM OF REPURCHASE ASSIGNMENT]

    ASSIGNMENT, dated as of __________, 199_ between Harris Trust and Savings Bank, as Trustee (the "Trustee") and [EAGLE AUTO FUNDING CORP.] [EAGLE FINANCE CORP.].

    1. We refer to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996, by and among Eagle Auto Funding Corp., as Seller; Eagle Finance Corp., as Servicer; and the Trustee. All provisions of such Pooling and Servicing Agreement are incorporated by reference. All capitalized terms shall have the meanings set forth in the Pooling and Servicing Agreement.

    2. Pursuant to Section 3.03 of the Pooling and Servicing Agreement, the Trust does hereby, transfer, assign, set over and convey to [Eagle Auto Funding Corp.] [Eagle Finance Corp.], without recourse or warranty, express or implied, all right, title and interest of the Trust in, to and under the Auto Loans listed on Schedule 1 hereto (each, a "Purchased Auto Loan") and [Eagle Auto Funding Corp.] [Eagle Finance Corp.] does hereby purchase such Auto Loans.

    3. The Trustee, on behalf of the Trust, hereby represents and warrants that each Auto Loan transferred hereunder is transferred without any lien, charge or encumbrance, created by or arising as a result of actions or omissions of the Trustee except as to liens, charges or encumbrances created or arising out of the Pooling and Servicing Agreement.

    4. The aggregate Repurchase Price for such [purchased] Auto Loan(s) is $___________.

    IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                             Harris Trust and Savings Bank,
                             as Trustee


                             By:
                                --------------------------------
                                Name:
                                Title:


                  [EAGLE AUTO FUNDING CORP.] [EAGLE FINANCE CORP.]



                             By:
                                --------------------------------
                                Name:
                                Title:


ACKNOWLEDGED:

EAGLE FINANCE CORP.
  as Servicer

By:
   --------------------------------
   Name:
   Title:

                                      EXHIBIT B
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF September 1, 1996
                               EAGLE AUTO TRUST 1996-A


                           [FORM OF RELEASE AND ASSIGNMENT]

    RELEASE AND ASSIGNMENT, dated as of __________, 199_ between Harris Trust and Savings Bank, as Trustee (the "Trustee") and Eagle Finance Corp., as Servicer (the "Servicer").

    1. We refer to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996, and among Eagle Auto Funding Corp., as Seller; Eagle Finance Corp., as Servicer; and the Trustee. All provisions of such Pooling and Servicing Agreement are incorporated by reference. All capitalized terms shall have the meanings set forth in the Pooling and Servicing Agreement.

    2. Pursuant to Section 4.07 of the Pooling and Servicing Agreement, the Trustee does hereby transfer, assign, set over and convey to the Servicer without recourse or warranty, express or implied, all right, title and interest, in, to and under the Auto Loans (and the related Collateral Files) listed on
Schedule 1 hereto.

    3. The Trustee, on behalf of the Trust, hereby represents and warrants that each Auto Loan transferred hereunder is transferred without any lien, charge or encumbrance, created by or arising as a result of actions or omissions of the Trustee except as to liens, charges or encumbrances created or arising out of the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the parties have caused this Release and Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             Harris Trust and Savings Bank
                             as Trustee


                             By:
                                --------------------------------
                                Name:
                                Title:

ACKNOWLEDGED:

EAGLE FINANCE CORP.
  as Servicer

By:
   --------------------------------
   Name:
   Title:

                                      EXHIBIT C
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF September 1, 1996
                               EAGLE AUTO TRUST 1996-A

                      [FORM OF INDEPENDENT ACCOUNTANTS' REPORT]


                           Independent Accountant's Report

We have examined management's assertion about Eagle Finance Corp. (the "Servicer") compliance with the servicing standards set forth in the Pooling and Servicing Agreement. Management is responsible for the Servicer's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the Servicer's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Servicer's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Servicer's compliance with the minimum servicing standards.

In our opinion, management's assertion that the Servicer complied with the aforementioned minimum servicing standards as of and for the period ending December 31, ____ is fairly stated, in all material respects.

                                      EXHIBIT D
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF September 1, 1996
                              EAGLE AUTO TRUST 1996 - A


                              [FORM OF SERVICER REPORT]

              ----------------------------------------------------------

    FOR THE PERIOD BEGINNING [          ] AND ENDING [         ] (the
"Reporting Period").

    The undersigned, a duly authorized officer of Eagle Finance Corp. as Servicer (the "Servicer"), pursuant to section 4.15 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996 by and among Eagle Auto Funding Corp., as Seller, the Servicer, and Harris Trust and Savings Bank, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Eagle Finance Corp. is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4.  This report is dated [               ].

4.1 Principal Reconciliation:

                                       Number of Auto           Aggregate
                                            Loans             Prin. Balance
                                       --------------         -------------
    Beginning balance  [      ]
    Repurchase
    Payments Allocable to Principal
    Prepayment of Principal
    Defaulted Auto Loans

                                       --------------         -------------
    Ending Balance [            ]

5.  AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS

    a.   As of [the end of the prior Due Period]


    Number of Days                                      Aggregate Principal
      Delinquent             Number of Auto Loans      Balance of Auto Loans
    --------------           --------------------      ---------------------
    current (0 - 29)
        30 - 59
        60 - 89
        90 - 119
    120 or greater
                             --------------------      ---------------------
        Totals:

    b.   As of [the end of the current Due Period]

    Number of Days                                      Aggregate Principal
      Delinquent             Number of Auto Loans      Balance of Auto Loans
    --------------           --------------------      ---------------------
    current (0 - 29)
        30 - 59
        60 - 89
        90 - 119
    120 or greater
                             --------------------      ---------------------
        Totals:


6.  DEFAULTED AUTO LOANS

    Auto Loans that became Defaulted Auto Loans during the Reporting Period.

         Number of                                      Aggregate Principal
         Auto Loans                                    Balance of Auto Loans
    --------------------                               ---------------------
                             120 days
                             contractually
                             past due
                             Auto Loan as to
                             which proceeds of
                             the sale of the
                             related
                             Automobile has
                             been received
                             No further
                             proceeds expected
    --------------------                               ---------------------
                             Total

7.  AUTO LOANS WITH MODIFIED PAYMENT SCHEDULES

    Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04(c) of the Pooling and Servicing Agreement during the Reporting Period.

                                              Description of Modifications
                                       ----------------------------------------
    Auto Loan    Aggregate Principal     Original     New     Original    New
     Number     Balance of Auto Loan       Term       Term      APR       APR
    ---------   --------------------   ------------  ------  ----------  ------


8.  PURCHASED AUTO LOANS

    Information with respect to Purchased Auto Loans during the Reporting
    Period.

                                          Aggregate
                                          Principal              Aggregate
                        Number of      Balance of Auto          Repurchase
         Party         Auto Loans           Loans                 Price
    ---------------    ----------      ---------------          ----------
    Seller
    Eagle Finance

    Servicer
    ---------------    ----------      ---------------          ----------
    Totals:                 0                    $0.00               $0.00

9.  RECOVERIES

    Information with respect to Recoveries during the Reporting Period.

    Number of Auto Loans on                           Aggregate
        which there were                              Amount of
          Recoveries                                  Recoveries
    -----------------------                         --------------

    -----------------------                         --------------

10. REPOSSESSION INFORMATION

                                                 Aggregate           Aggregate
                             Number of       Principal Balance        Amount
         Action              Auto Loans        of Auto Loans         Realized
    ----------------         ----------      -----------------       ---------
    Repossessed
    Automobiles in
    Inventory at the
    beginning of the
    Due Period

    Repossessed
    Automobiles Sold
    during the Due
    Period

    Automobiles
    Repossessed
    during the Due
    Period

    Repossessions
    Redeemed during
    the Due Period

    Repossessed
    Automobiles in
    Inventory at end
    of the Due Period
                             ----------      -----------------       ---------


11. NET LOSSES

    a.   The aggregate outstanding Principal Balance of
         Defaulted Auto Loans during the Reporting
         Period was .............................................  $___________

    b.   Recoveries  ............................................  $___________

    c.   The total amount of the losses on the Auto Loans
         during the Reporting Period was ........................  $___________


12. TOTAL AMOUNT OF PAYMENTS COLLECTED DURING THE PRECEDING DUE PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT (WITHOUT DUPLICATION)

    a.   The aggregate portion of Payments collected on the
         Auto Loans allocable to scheduled payments in respect
         of interest on the Auto Loans...........................  $___________

    b.   The aggregate portion of Payments collected on the
         Auto Loans allocable to Scheduled Payments in respect
         of Principal on the Auto Loans .........................  $___________

    c.   The aggregate portion of Payments collected on the
         Auto Loans allocable to prepayment of principal . . . .
         (int....$          prin...$       )                       $___________

    d.   The aggregate amount of Insurance Proceeds collected
         on the Auto Loans.......................................  $___________

    e.   The aggregate amount of Recoveries collected on
         the Auto Loans. . . . . . . . . . . . . . . . . . . . .   $___________

         Int....$        Prin....$       )                         $___________

    f.   Total Late Charges Received.............................  $___________


    g.   The total amount of Payments collected on the Auto
         Loans and the total deposited into the Collection
         Account (sum of a+b+c+d+e+f) was........................  $___________

    h.   Total funds received on repurchase of Auto Loans
         pursuant to Section 3.03................................  $___________

    i.   Total Cash Received ....................................  $___________


13. AMOUNT AND COMPUTATION OF MONTHLY SERVICING FEE.

    a.   The Reimbursable Servicer Expenses with respect to
         the Due Period immediately preceding the date of
         this Servicer Report to be included in the Monthly
         Servicer Fee (not previously netted against
         Recoveries).............................................  $___________

    b.   The fee portion of the amount owing to the Servicer
         with respect to the Due Period immediately preceding
         the date of this Servicer Report is (1/12 x 0.03 x the
         Aggregate Principal Balance of the Auto Loans at the
         beginning of the immediately preceding Due Period)......  $___________

    c.   The Monthly Servicing Fee, if any, owing with respect
         to the Due Period prior to the immediately preceding
         Due Period (a+b) is.....................................  $___________

    d.   The total amount owing to the Servicer on the next
         following Distribution Date is..........................  $___________


14. EVENTS OF SERVICING TERMINATION

    No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both.

In Witness Whereof, the undersigned has duly executed and delivered this
certificate this day, [            ].

                             EAGLE FINANCE CORP.,
                               as Servicer



                             By:
                                --------------------------------
                             Name:
                             Title:


    [To be delivered pursuant to Section 4.15 of the Pooling and Servicing Agreement not later than the 14th day of each month (or, if such day is not a Business Day the next succeeding Business Day) to the Trustee.]

                                      SCHEDULE 1
                                        TO THE
                                   SERVICING REPORT
                                DATED __________, 199_
                            REPOS - POOL 1996-A _______ 95

--------------------------------------------------------------------------------
EAGLE AUTO TRUST POOL #1996-A:  REPOSSESSIONS
--------------------------------------------------------------------------------
                                            DATE OF        NOTE
    ACCOUNT         NAME     BALANCE      REPOSSESSION   OPEN DATE    COMMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 TOTAL
--------------------------------------------------------------------------------
         [Information contained in this Schedule 1 may be presented in another format]

                                      EXHIBIT E
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF SEPTEMBER 1, 1996
                               EAGLE AUTO TRUST 1996-A


                         [FORM OF MONTHLY INVESTOR'S REPORT]

                  (To be delivered pursuant to Section 4.16 of the
                       Pooling and Servicing Agreement on each
                        Determination Date to the Seller and
                   pursuant to Section 7.05 on each Distribution
                           Date to the Certificateholders)

              ----------------------------------------------------------

                               EAGLE AUTO TRUST 1996-A

                       For the _______, 199_ Distribution Date

                       For period beginning on __________, 199_
                  and ending on ___________, 199_ (the "Due Period")

              ----------------------------------------------------------

    The undersigned, a duly authorized officer of Eagle Finance Corp., as Servicer (the "Servicer"), pursuant to Sections 4.16 and 7.05 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1996, by and among Eagle Auto Funding Corp., as Seller, Eagle Finance Corp., as Servicer and Harris Trust and Savings Bank, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Monthly Investor's Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Eagle Finance Corp. is as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.       The undersigned is an Officer of the Servicer.

4.       The date of this Report is ___________________.

5.  POOL FACTOR.

    (a)  The Pool Factor was ...................................__________

6. CLASS A, CLASS B AND CLASS C CERTIFICATE PRINCIPAL BALANCES (BEGINNING OF DUE PERIOD).

    (a)  The Class A Certificate Principal
         Balance as of ____________________
         (after giving effect to the disbursements
         in reduction of principal, if any,
         on the immediately preceding
         Distribution Date) was ............................... $________

    (b)  The Class B Certificate Principal
         Balance as of ____________________
         (after giving effect to the disbursements
         in reduction of principal, if any,
         on the immediately preceding
         Distribution Date) was ............................... $________

    (c)  The Class C Certificate Principal
         Balance as of __________________
         (after giving effect to the
         disbursements in reduction
         of principal, if any, on the
         immediately preceding Distribution
         Date) was............................................. $________

7.  OCCURRENCE OF A RESERVE REQUIREMENT EVENT

    (a)  The Delinquency Trigger Event is....................... ________

    (b)  The 60+ Day Delinquency Rate is........................ ________

    (c)  The Required Reserve Percentage is..................... ________

    (d)  The Net Loss Trigger Event is.......................... ________

    (e)  Cumulative Net Losses as a Percentage of the Initial
         Aggregate Principal Balance of Auto Loans is ___________________

    (f)  [No Reserve Requirement Event has
         occurred and is continuing] [A
         Reserve Requirement Event has occurred
         because of specify reason]  [A 60+ Day Delinquency Cure
         Event has occurred
         because of specify reason]

    (g)  The Required Reserve Percentage
         is...................................................__________%

8.  THE CASH RESERVE ACCOUNT

    (a)  The total amount on deposit in the Cash
         Reserve Account as of the beginning
         of the period (after giving effect
         to any deposits/withdrawals on the
         preceding Distribution Date) is..................... $__________

    (b)  The Required Cash Reserve Amount
         (i)   The Required Cash Reserve Amount available for
               deposit to the Collection Account on the
               related Deposit Date (prior to any withdrawals
               or deposits to be made with respect to the
               current Distribution Date are made) is .......... $_______

         (ii)  The amount to be [deposited] [withdrawn] from
               the Cash Reserve Account in Respect of the
               Required Cash Reserve Amount is.................. $_______

         (iii) The total Required Cash Reserve Amount after
               giving effect to any withdrawals or deposits
               to be made on such Distribution Date is ......... $_______

         (iv)  The Required Cash Reserve Amount is ............. $_______


9.  AGGREGATE MONTHLY SERVICING AND TRUSTEE FEES

    (a)  The aggregate Monthly Servicing Fee paid to the
         Servicer on the ___________ Distribution Date was...... $_______

    (b)  The aggregate Back-Up Servicing Fee paid to the
         Back-Up Servicer on the ___________ Distribution
         Date was............................................... $_______

    (c)  The aggregate Trustee Fee paid to the Trustee on
         the ___________ Distribution Date was.................. $_______


10. AVAILABLE FUNDS.

    (a)  The amount of Available Funds with respect to the
         related Due Period was................................. $_______

    (b)  Interest earned on and retained in the Collection
         Account for the period ___________________
         through ___________________ was........................ $_______

    (c)  Total distributable funds with respect to the
         related Due Period [a+b] was........................... $_______

    (d)  The amount of Available Funds and interest earned
         on the Collection Account used to pay the Monthly
         Servicing Fee, Back-up Servicing Fee and Trustee
         Fee on the Distribution Date was....................... $_________

    (e)  The amount of Available Funds and interest earned
         on the Collection Account remaining and the payment
         of the Monthly Servicing Fee with respect to the
         related Due Period [c-d] is............................ $_________


11. WITHDRAWALS FROM THE CASH RESERVE ACCOUNT.

    (a)  The amount to be withdrawn from the Cash Reserve
         Account and deposited into the Collection Account
         on the related Deposit Date is......................... $_________

    (b)  The amount to be withdrawn from the cash reserve
         account in excess of the required cash reserve
         amount is.............................................. $_________


12. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.
    (*)  The Class A Pass-Through Rate is [_______].
         The Class B Pass-Through Rate is [_______].
         The Class C Pass-Through Rate is [_______].

    (a)  The amount of the aggregate distribution to be made
         on such Distribution Date which constitutes interest
         on the Class A Certificates at the Class A Pass-Through
         Rate (the Class A Monthly Interest) (*), is ........... $_________

    (b)  The amount of the aggregate distribution to be made
         on such Distribution Date which constitutes payments
         in reduction of principal with respect to the Class A
         Certificates (the Class A Principal Distributable
         Amount) is............................................. $_________

    (c)  The total amount of the distribution to be made on
         such Distribution Date to the Class A
         Certificateholders [a+b] is............................ $_________

    (d)  The amount of the aggregate distribution to be made
         on such Distribution Date which constitutes interest
         on the Class B Certificate at the Class B Pass-Through
         Rate (the Class B Monthly Interest) (*) is............. $_________

    (e)  The amount of the aggregate distribution to be made
         on such Distribution Date which constitutes a
         reduction of principal with respect to the Class B
         Certificate (the Class B Principal Distributable
         Amount) is............................................. $_________

    (f)  The total amount of the distribution to be made on
         such Distribution Date to the Class B
         Certificateholders [d+e] is............................ $_________

    (g)  The amount of the aggregate distribution to be
         made on such Distribution Date which constitutes
         interest on the Class C Certificates at the Class C
         Pass-Through Rate (the Class C Monthly Interest)
         (*), is................................................ $_________

    (h)  The amount of the aggregate distribution to be made
         on such Distribution Date which constitutes payments
         in reduction of principal with respect to the
         Class C Certificates (the Class C Principal
         Distributable Amount) is............................... $_________

    (i)  The total amount of the distribution to be made on
         such Distribution Date to the Class C
         Certificateholders [g+h] is............................ $_________

    (j)  The total amount of the distributions of principal
         and interest to be made on such Distribution Date
         to the all Certificateholders [c+f+i] is............... $_________

    (k)  The amount to be deposited in the Cash Reserve
         Account is............................................. $_________

    (l)  The amount to be disbursed to the Servicer (or, the
         Successor Servicer, if applicable) in payment of
         the Monthly Servicing Fee is........................... $_________

    (m)  The amount to be disbursed to the Back-Up Servicer
         pursuant to Sections 4.08 and 7.04(a) in payment of
         the Back-Up Servicing Fee is........................... $_________

    (n)  The amount to be disbursed to the Trustee (if
         applicable) pursuant to Sections 5.06 and 7.04(a)(i)
         in payment of the Trustee's monthly compensation is.... $_________

    (o)  The amount to be disbursed to the Servicer or Seller
         pursuant to Section 7.04(a)(x) is...................... $_________

    (p)  The total amount of distributions to be made
         pursuant to Section 7.04(a) [j+k+l+m+n+o] is..... $_______________

13. CLASS A, CLASS B AND CLASS C CERTIFICATE PRINCIPAL BALANCES (END OF DUE PERIOD).

    (a)  The Class A Certificate Principal
         Balance as of ____________________
         (after giving effect to the disbursements
         in reduction of principal, if any,
         on the immediately preceding
         Distribution Date) was ............................... $__________

    (b)  The Class B Certificate Principal
         Balance as of ____________________
         (after giving effect to the disbursements
         in reduction of principal, if any,
         on the immediately preceding
         Distribution Date) was ............................... $__________

    (c)  The Class C Certificate Principal
         Balance as of __________________
         (after giving effect to the
         disbursements in reduction
         of principal, if any, on the
         immediately preceding Distribution
         Date) was............................................. $__________

                                       ANNEX A
                                          TO
                              MONTHLY INVESTOR'S REPORT
                                 DATED ______________

         Calculation of Required Cash Reserve Amount as of the ______________, 199_ Distribution Date.

         i)   The Certificate Principal Balance equals $_________.

         ii)  Required Reserve Percentage equals _____%.

         iii) The Required Cash Reserve Amount equals $________ (i - ii).

                                      EXHIBIT F
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF SEPTEMBER 1, 1996
                               EAGLE AUTO TRUST 1996-A


                            [FORM OF CLASS A CERTIFICATE]

                                 CLASS A CERTIFICATE

                               EAGLE AUTO TRUST 1996-A
                                [     ]% Certificates


No. __                  CUSIP No.
                        Original Principal
                        Amount: $


         THIS CLASS A CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; OR (2) IN CERTIFICATED FORM ONLY (A) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A), (2) (3) OR (7) OF REGULATION D OF THE SECURITIES ACT OR (B) IN OTHER TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) IN ANY SUCH CASE, RECEIPT BY THE SELLER AND THE CERTIFICATE REGISTRAR AND TRANSFER AGENT OF A LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT I TO THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW, AND (B) IN THE CASE OF CLAUSE (2) RECEIPT BY THE SELLER AND THE TRUSTEE OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE SELLER AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

         NEITHER THIS CLASS A CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN

SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE (AN "ERISA PLAN"), OR
(B) IT IS AN INSURANCE COMPANY GENERAL ACCOUNT AND PURSUANT TO SECTION I OF
PROHIBITED TRANSACTION CLASS EXEMPTION   95-60 ("PTCE 95-60"), THE ACQUISITION
AND HOLDING OF THE CERTIFICATE AND, PURSUANT TO SECTION III OF PTCE 95-60 THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST ARE WITH RESPECT TO SUCH TRANSFEREE EXEMPT FROM THE "PROHIBITED TRANSACTION" PROVISIONS OF ERISA AND THE CODE, OR (C) ONLY IN THE CASE OF A TRANSFER OF CLASS A CERTIFICATES, SPECIFIED CONDITIONS OF AN "UNDERWRITER EXEMPTION" DESCRIBED IN SECTION V(h) OF PTCE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFEREE.

         This certifies that [                             ] (the "Class A
Certificateholder") is the registered owner of a fractional undivided interest in a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 1996, among Eagle Auto Funding, Corp., as Seller (the "Seller"), Eagle Finance Corp., as Servicer (the "Servicer"), and Harris Trust and Savings Bank, as Trustee (the "Trustee"). The Trust includes among its assets the Auto Loans, all rights of the Seller under the Sale Agreement, all monies due or received with respect thereto and all proceeds thereof (the "Transferred Assets") together with all funds on deposit in the Collection Account (collectively, the "Trust Assets"). The Trust also has the benefit of a security interest in and distributions from the Cash Reserve Account. This Class A Certificate is described in the Agreement and is issued pursuant and subject to the Agreement and the Class A Certificateholder acknowledges and agrees to be bound by the terms and conditions of the Agreement to the same extent as if the Class A Certificateholder were a party thereto. By acceptance of this Class A Certificate the Class A Certificateholder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned in the Agreement.

         Under the Agreement, on the 20th day of each month (or, if such day is not a Business Day, the following Business Day) (each, a "Distribution Date"), the Trustee, at the direction of the Servicer, shall disburse Available Funds in the Collection Account amounts and in the priority set forth in Section 7.04(a) of the Agreement.

         On the first Distribution Date following the Distribution Date on which all classes of Certificateholders have been paid in full, all amounts held in the Collection Account and the Cash Reserve Account, if any, shall be disbursed to the Seller and all interests of the Trust in all Auto Loans which have an outstanding balance shall be reconveyed by the Trustee to, or at the direction of, the Seller.

         Distributions on this Class A Certificate will be made by same day funds to the Class A Certificateholder at the address for such Class A Certificateholder appearing on the Certificate

Register on the relevant Distribution Date without the presentation or surrender of this Class A Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made upon satisfaction of the procedures indicated in the notice mailed to the Class A Certificateholders as stated in the Agreement.

         The Certificateholders will have the benefit of a Cash Reserve Account to compensate them to the limited extent described in the Agreement for losses and delinquencies on the Trust Assets to the extent of the lesser of (i) any shortfall in Available Funds for payment of interest and principal on the Certificates and the Monthly Servicing Fee, Back-Up Servicing Fee and the Trustee Fee, as well as any prior period shortfalls in such amounts and (ii) the amount on deposit in the Cash Reserve Account. On the Closing Date, the Seller shall be required to deposit in the Cash Reserve Account an amount equal to $1,407,479.00 (the "Initial Cash Reserve Account Deposit"). The Required Cash Reserve Amount will be additionally funded by collections on the Auto Loans remaining after payment of all Trust Operating Expenses (as such term is defined in the Agreement), and payments of interest and principal in respect of the Certificates in an amount equal to the excess of the Required Cash Reserve Amount over the amount then on deposit in the Cash Reserve Account. On each Distribution Date, the Required Cash Reserve Amount will be an amount equal to the lesser of (a) the greater of (i) a specified percentage (the "Required Reserve Percentage") of the Aggregate Principal Balance of the Auto Loans determined as of the end of the immediately preceding Due Period and (ii) $703,739 and (b) the Aggregate Principal Balance of the Auto Loans as of the end of the immediately preceding Due Period. Generally the Required Reserve Percentage will equal 9%; however, in the event that the rates of losses or delinquencies on the Auto Loans exceed certain specified levels, the Required Reserve Percentage will increase to 11% generally until such event is cured. Available Cash Reserve Amounts in excess of the Required Cash Reserve Amount will be remitted to the Seller on each Distribution Date. If, in any Due Period, Available Funds are insufficient to pay (a) the Trust Operating Expenses, (b) Monthly Interest, and (c) the Monthly Principal Distributable Amount, the Servicer will instruct the Trustee to make a withdrawal from the Cash Reserve Account in an amount equal to the lesser of (i) such deficiency and
(ii) the Available Cash Reserve Amount. The Trustee will deposit such withdrawals into the Collection Account and make disbursements thereof.

         In addition to withdrawals as a result of losses and delinquencies on the Auto Loans the amount required to be on deposit in the Cash Reserve Account may be reduced from time to time upon satisfaction of certain conditions set forth in the Agreement. On the first Distribution Date following the payment in full of the Certificates, the Trustee shall disburse all amounts held in the Cash Reserve Account to the Seller.

         The Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity or defect of, to correct or supplement any provisions which may be inconsistent with any other provisions or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. Such Opinion of Counsel shall be at the expense of the party requesting such amendment or, if such amendment is required by any Rating Agency to maintain the rating issued by it on the Certificates or requested by the Trustee in order to clarify any ambiguity or resolve any inconsistency, then the related Opinion of Counsel shall be at the expense of the Servicer.

         The Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of the Certificateholders of not less than an aggregate Percentage of 66 2/3% of outstanding Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall
(a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Auto Loans or distributions which are required to be made on any Certificate then outstanding, (b) reduce the aforesaid percentage required to consent to any such amendment or (c) modify Section 10.03(b) of the Agreement without the consent of the holders of all Certificates then outstanding. The Trustee may set a record date for purposes of determining the holders entitled to give a written consent or waive compliance as authorized or permitted by
Section 10.03(b) of the Agreement. Such record date shall not be more than 30 days prior to the first solicitation to such consent or waiver. Promptly after the execution of any amendment or consent pursuant to Section 10.03 of the Agreement, the Trustee shall furnish such amendment to each Certificateholder or a written summary of such amendment prepared by the Servicer and, not later than the tenth Business Day preceding the effectiveness of any such amendment, the Rating Agencies. It shall not be necessary for the consent of Certificateholders under Section 10.03 of the Agreement to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe. In connection with any amendment pursuant to Section
10.03 of the Agreement, the Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

         The Agreement and the respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth) shall terminate on the earlier of:

               (i) the day after the day on which the Certificateholders are paid all amounts required to be paid to them pursuant to the Agreement and this and all other outstanding Certificates; and

              (ii)  March 20, 2002.

         Upon at least 15 days' written notice to the Trustee (and to each Certificateholder) prior to a Distribution Date; PROVIDED the Certificate Principal Balance on such Distribution Date is 10% or less of the Initial Principal Amount, the Servicer may, but is not required to, purchase as of the last day of the preceding Due Period all, but not less than all, outstanding Auto Loans at a price equal to the Aggregate Principal Balances of all Auto Loans on the last day of the preceding Due Period plus accrued and unpaid interest thereon at the APR for each Auto Loan through the last day of such preceding Due Period. Such price shall be deposited to the Collection Account in immediately available funds by 10:00 a.m., New York City time, on the relevant Determination Date and the Trustee shall release the Auto Loans and cause the Custodian to release the Collateral Files to the Servicer, whereupon this Class A Certificate shall no longer evidence any right or interest in the Auto Loans or the Collateral Files or any proceeds of the foregoing. Upon the request of the Servicer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in connection with the transfer of the Transferred Assets pursuant to Section 10.01(b) of the Agreement including, but not limited to, the execution of any Title Document to the extent necessary to effectuate the termination of such Auto Loan and the disposition of the related Automobile.

         This Class A Certificate does not represent an obligation of, or an interest in Eagle Finance Corp. or Eagle Auto Funding Corp. or any Affiliate thereof. This Certificate is limited in right of payment to certain collections respecting the Trust Assets, all as more specifically set forth herein and in the Agreement.

         The holder hereof, by its acceptance of this Class A Certificate, agrees to look solely to the funds in the Collection Account to the extent available for distribution to the holder hereof as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the holder hereof for any amounts payable under this Class A Certificate or the Agreement.

         This Class A Certificate does not purport to summarize the Agreement and is qualified in its entirety by the Agreement. Reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be made available for review and inspection by any Certificateholder during normal business hours at the office of the Trustee, Harris Trust and Savings Bank, 311 West Monroe Street, Chicago, Illinois 60606, upon the prior written request of such Certificateholder.

         IN WITNESS WHEREOF, Eagle Auto Trust 1996-A has caused this Class A Certificate to be duly executed by the manual or facsimile signature of the duly authorized officer of the Trustee.


                     EAGLE AUTO TRUST 1996-A


    By   Harris Trust and Savings Bank, not in its individual capacity, but solely as Trustee



                     By
                       -------------------------------
                     Title:

                            CERTIFICATE OF AUTHENTICATION


         This is one of the Class A Certificates referred to in the within-mentioned Agreement.



                     Harris Trust and Savings Bank, as Trustee



                     By
                       -------------------------------
                     Authorized Officer


Dated:

                                      ASSIGNMENT


         Social Security or other identifying number of assignee
_______________.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the written certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________

(1) A Non U.S. Person as de-           Note:     The signature(s) to
    fined in the Code must                       this Assignment
    certify to the Trustee in                    must correspond
    writing as to its Non U.S.                   with the name(s) as
    Person status and such                       written on the face
    further information as may                   of the within cer-
    be required under the Code                   tificate in every
    or reasonably requested by                   particular without
    the Trustee                                  alteration or en-
                                                 largement or any
                                                 change whatsoever

                                      EXHIBIT G
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF September 1, 1996
                               EAGLE AUTO TRUST 1996-A


                            [FORM OF CLASS B CERTIFICATE]

                                 CLASS B CERTIFICATE

                               EAGLE AUTO TRUST 1996-A
                                [     ]% Certificates


No. __             CUSIP No.
                   Original Principal
                   Amount: $


         THIS CLASS B CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; OR (2) IN CERTIFICATED FORM ONLY (A) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A), (2) (3) OR (7) OF REGULATION D OF THE SECURITIES ACT OR (B) IN OTHER TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) IN ANY SUCH CASE, RECEIPT BY THE SELLER AND THE CERTIFICATE REGISTRAR AND TRANSFER AGENT OF A LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT [___] TO THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW, AND (B) IN THE CASE OF CLAUSE (2) RECEIPT BY THE SELLER AND THE TRUSTEE OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE SELLER AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

         NEITHER THIS CLASS B CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE

UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE (AN "ERISA PLAN"), OR (B) IT IS AN INSURANCE COMPANY GENERAL ACCOUNT PURSUANT TO SECTION I OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), THE ACQUISITION AND HOLDING OF THE CERTIFICATE AND, PURSUANT TO SECTION III OF PTCE 95-60 THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST ARE WITH RESPECT TO SUCH TRANSFEREE EXEMPT FROM THE "PROHIBITED TRANSACTION" PROVISIONS OF ERISA AND THE CODE.

         This certifies that [                             ] (the "Class B
Certificateholder") is the registered owner of a fractional undivided interest in a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 1996, among Eagle Auto Funding, Corp., as Seller (the "Seller"), Eagle Finance Corp., as Servicer (the "Servicer"), and Harris Trust and Savings Bank, as Trustee (the "Trustee"). The Trust includes among its assets the Auto Loans, all rights of the Seller under the Sale Agreement, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (the "Transferred Assets") together with all funds on deposit in the Collection Account [and all funds on deposit in the Cash Reserve Account - pending determination of tax issue] (collectively, the "Trust Assets"). This Class B Certificate is described in the Agreement and is issued pursuant and subject to the Agreement and the Class B Certificateholder acknowledges and agrees to be bound by the terms and conditions of the Agreement to the same extent as if the Class B Certificateholder were a party thereto. By acceptance of this Class B Certificate the Class B Certificateholder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned in the Agreement.

         Under the Agreement, on the 15th day of each month (or, if such day is not a Business Day, the following Business Day) (each, a "Distribution Date"), the Trustee, at the direction of the Servicer, shall disburse Available Funds in the Collection Account amounts and in the priority set forth in Section 7.04(a) of the Agreement.

         On the first Distribution Date following the Distribution Date on which all classes of Certificateholders have been paid in full, all amounts held in the Collection Account and the Cash Reserve Account, if any, shall be disbursed to the Seller and all interests of the Trust in all Auto Loans which have an outstanding balance shall be reconveyed by the Trustee to, or at the direction of, the Seller.

         Distributions on this Class B Certificate will be made by same day funds to the Class B Certificateholder at the address for such Class B Certificateholder appearing on the Certificate Register on the relevant Distribution Date without the presentation or surrender of this Class B Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made upon satisfaction of the procedures indicated in the notice mailed to the Class B Certificateholders as stated in the Agreement.

         The Certificateholders will have the benefit of a Cash Reserve Account to compensate them to the limited extent described in the Agreement for losses and delinquencies on the Trust Assets to the extent of the lesser of (i) any shortfall in Available Funds for payment of interest and principal on the Certificates and the Monthly Servicing Fee, Back-Up Servicing Fee and the Trustee Fee, as well as any prior period shortfalls in such amounts and (ii) the amount on deposit in the Cash Reserve Account. On the Closing Date, the Seller shall be required to deposit in the Cash Reserve Account an amount equal to $1,407,479.00 (the "Initial Cash Reserve Account Deposit"). The Required Cash Reserve Amount will be additionally funded by collections on the Auto Loans remaining after payment of all Trust Operating Expenses (as such term is defined in the Agreement), and payments of interest and principal in respect of the Certificates in an amount equal to the excess of the Required Cash Reserve Amount over the amount then on deposit in the Cash Reserve Account. On each Distribution Date, the Required Cash Reserve Amount will be an amount equal to the lesser of (a) the greater of (i) a specified percentage (the "Required Reserve Percentage") of the Aggregate Principal Balance of the Auto Loans determined as of the end of the immediately preceding Due Period and (ii) $703,739 and (b) the Aggregate Principal Balance of the Auto Loans as of the end of the immediately preceding Due Period. Generally the Required Reserve Percentage will equal 9%; however, in the event that the rates of losses or delinquencies on the Auto Loans exceed certain specified levels, the Required Reserve Percentage will increase to 11% generally until such event is cured. Available Cash Reserve Amounts in excess of the Required Cash Reserve Amount will be remitted to the Seller on each Distribution Date. If, in any Due Period, Available Funds are insufficient to pay (a) the Trust Operating Expenses, (b) Monthly Interest, and (c) the Monthly Principal Distributable Amount, the Servicer will instruct the Trustee to make a withdrawal from the Cash Reserve Account in an amount equal to the lesser of (i) such deficiency and (ii) the Available Cash Reserve Amount. The Trustee will deposit such withdrawals into the Collection Account and make disbursements thereof.

         In addition to withdrawals as a result of losses and delinquencies on the Auto Loans the amount required to be on deposit in the Cash Reserve Account may be reduced from time to time upon satisfaction of certain conditions set forth in the Agreement. On the first Distribution Date following the payment in full of the Certificates, the Trustee shall disburse all amounts held in the Cash Reserve Account to the Seller.

         The Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity or defect of, to correct or supplement any provisions which may be inconsistent with any other provisions or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. Such Opinion of Counsel shall be at the expense of the party requesting such amendment or, if such amendment is required by any Rating Agency to maintain the rating issued by it on the Certificates or requested by the Trustee in order to clarify any ambiguity or resolve any inconsistency, then the related Opinion of Counsel shall be at the expense of the Servicer.

         The Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of the Certificateholders of not less than an aggregate Percentage of 66 2/3% of outstanding Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall
(a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Auto Loans or distributions which are required to be made on any Certificate then outstanding, (b) reduce the aforesaid percentage required to consent to any such amendment or (c) modify Section 10.03(b) of the Agreement without the consent of the holders of all Certificates then outstanding. The Trustee may set a record date for purposes of determining the holders entitled to give a written consent or waive compliance as authorized or permitted by
Section 10.03(b) of the Agreement. Such record date shall not be more than 30 days prior to the first solicitation to such consent or waiver. Promptly after the execution of any amendment or consent pursuant to Section 10.03 of the Agreement, the Trustee shall furnish such amendment to each Certificateholder or a written summary of such amendment prepared by the Servicer and, not later than the tenth Business Day preceding the effectiveness of any such amendment, the Rating Agencies. It shall not be necessary for the consent of Certificateholders under Section 10.03 of the Agreement to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe. In connection with any amendment pursuant to Section
10.03 of the Agreement, the Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

         The Agreement and the respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth) shall terminate on the earlier of:

              (i) the day after the day on which the Certificateholders are paid all amounts required to be paid to them pursuant to the Agreement and this and all other outstanding Certificates; and

              (ii)  March 20, 2002.

         Upon at least 15 days' written notice to the Trustee (and to each Certificateholder) prior to a Distribution Date; PROVIDED the Certificate Principal Balance on such Distribution Date is 10% or less of the Initial Principal Amount, the Servicer may, but is not required to, purchase as of the last day of the preceding Due Period all, but not less than all, outstanding Auto Loans at a price equal to the Aggregate Principal Balances of all Auto Loans on the last day of the preceding Due Period plus accrued and unpaid interest thereon at the APR for each Auto Loan through the last day of such preceding Due Period. Such price shall be deposited to the Collection Account in immediately available funds by 10:00 a.m., New York City time, on the relevant Determination Date and the Trustee shall release the Auto Loans and cause the Custodian to release the Collateral Files to the Servicer, whereupon this Class B Certificate shall no longer evidence any right or interest in the Auto Loans or the Collateral Files or any proceeds of the foregoing. Upon the request of the Servicer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in connection with the transfer of the Transferred Assets pursuant to Section 10.01(b) of the Agreement including, but not limited to, the execution of any Title Document to the extent necessary to effectuate the termination of such Auto Loan and the disposition of the related Automobile.

         This Class B Certificate does not represent an obligation of, or an interest in Eagle Finance Corp. or Eagle Auto Funding Corp. or any Affiliate thereof. This Certificate is limited in right of payment to certain collections respecting the Trust Assets, all as more specifically set forth herein and in the Agreement.

         The holder hereof, by its acceptance of this Class B Certificate, agrees to look solely to the funds in the Collection Account to the extent available for distribution to the holder hereof as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the holder hereof for any amounts payable under this Class B Certificate or the Agreement.

         This Class B Certificate does not purport to summarize the Agreement and is qualified in its entirety by the Agreement.

Reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be made available for review and inspection by any Certificateholder during normal business hours at the office of the Trustee, Harris Trust and Savings Bank, 311 West Monroe Street, Chicago, Illinois 60606 upon the prior written request of such Certificateholder.

         IN WITNESS WHEREOF, Eagle Auto Trust 1996-A has caused this Class B Certificate to be duly executed by the manual or facsimile signature of the duly authorized officer of the Trustee.


                     EAGLE AUTO TRUST 1996-A


    By   Harris Trust and Savings Bank, not in its individual capacity, but solely as Trustee



                     By
                       -------------------------------
                     Title:

                            CERTIFICATE OF AUTHENTICATION


         This is one of the Class A Certificates referred to in the within mentioned Agreement.



                     Harris Trust and Savings Bank, as Trustee



                     By
                       -------------------------------
                     Authorized Officer


Dated:

                                      ASSIGNMENT


         Social Security or other identifying number of assignee
_______________.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the written certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________

(1) A Non U.S. Person as de-           Note:     The signature(s) to
    fined in the Code must                       this Assignment
    certify to the Trustee in                    must correspond
    writing as to its Non U.S.                   with the name(s) as
    Person status and such                       written on the face
    further information as may                   of the within cer-
    be required under the Code                   tificate in every
    or reasonably requested by                   particular without
    the Trustee                                  alteration or en-
                                                 largement or any
                                                 change whatsoever

                                      EXHIBIT H
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF September 1, 1996
                               EAGLE AUTO TRUST 1996-A


                            [FORM OF CLASS C CERTIFICATE]

                                 CLASS C CERTIFICATE

                               EAGLE AUTO TRUST 1996-A
                                [     ]% Certificates


No. __             CUSIP No.
                   Original Principal
                   Amount: $


         THIS CLASS C CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; OR (2) IN CERTIFICATED FORM ONLY (A) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A), (2) (3) OR (7) OF REGULATION D OF THE SECURITIES ACT OR (B) IN OTHER TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) IN ANY SUCH CASE, RECEIPT BY THE SELLER AND THE CERTIFICATE REGISTRAR AND TRANSFER AGENT OF A LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT [___] TO THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW, AND (B) IN THE CASE OF CLAUSE (2) RECEIPT BY THE SELLER AND THE TRUSTEE OF SUCH CERTIFICATES, LEGAL OPINIONS AND OTHER EVIDENCE ACCEPTABLE TO THE SELLER AND THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

         NEITHER THIS CLASS C CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN

SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE (AN "ERISA PLAN"), OR
(B) IT IS AN INSURANCE COMPANY GENERAL ACCOUNT AND PURSUANT TO SECTION I OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), THE ACQUISITION AND HOLDING OF THE CERTIFICATE AND, PURSUANT TO SECTION III OF PTCE 95-60 THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST ARE WITH RESPECT TO SUCH TRANSFEREE EXEMPT FROM THE "PROHIBITED TRANSACTION" PROVISIONS OF ERISA AND THE CODE.

         This certifies that [                             ] (the "Class C
Certificateholder") is the registered owner of a fractional undivided interest in a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 1996, among Eagle Auto Funding, Corp., as Seller (the "Seller"), Eagle Finance Corp., as Servicer (the "Servicer"), and Harris Trust and Savings Bank, as Trustee (the "Trustee"). The Trust includes among its assets the Auto Loans, all rights of the Seller under the Sale Agreement, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (the "Transferred Assets") together with all funds on deposit in the Collection Account [and all funds on deposit in the Cash Reserve Account - pending determination of tax issue] (collectively, the "Trust Assets"). This Class C Certificate is described in the Agreement and is issued pursuant and subject to the Agreement and the Class C Certificateholder acknowledges and agrees to be bound by the terms and conditions of the Agreement to the same extent as if the Class C Certificateholder were a party thereto. By acceptance of this Class C Certificate the Class C Certificateholder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned in the Agreement.

         Under the Agreement, on the 15th day of each month (or, if such day is not a Business Day, the following Business Day) (each, a "Distribution Date"), the Trustee, at the direction of the Servicer, shall disburse Available Funds in the Collection Account amounts and in the priority set forth in Section 7.04(a) of the Agreement.

         On the first Distribution Date following the Distribution Date on which all classes of Certificateholders have been paid in full, all amounts held in the Collection Account and the Cash Reserve Account, if any, shall be disbursed to the Seller and all interests of the Trust in all Auto Loans which have an outstanding balance shall be reconveyed by the Trustee to, or at the direction of, the Seller.

         Distributions on this Class C Certificate will be made by same day funds to the Class C Certificateholder at the address for such Class C Certificateholder appearing on the Certificate Register on the relevant Distribution Date without the presentation or surrender of this Class C Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class C Certificate will be made upon satisfaction of the procedures indicated in the notice mailed to the Class C Certificateholders as stated in the Agreement.

         The Certificateholders will have the benefit of a Cash Reserve Account to compensate them to the limited extent described in the Agreement for losses and delinquencies on the Trust Assets to the extent of the lesser of (i) any shortfall in Available Funds for payment of interest and principal on the Certificates and the Monthly Servicing Fee, Back-Up Servicing Fee and the Trustee Fee, as well as any prior period shortfalls in such amounts and (ii) the amount on deposit in the Cash Reserve Account. On the Closing Date, the Seller shall be required to deposit in the Cash Reserve Account an amount equal to $1,407,479.00 (the "Initial Cash Reserve Account Deposit"). The Required Cash Reserve Amount will be additionally funded by collections on the Auto Loans remaining after payment of all Trust Operating Expenses (as such term is defined in the Agreement), and payments of interest and principal in respect of the Certificates in an amount equal to the excess of the Required Cash Reserve Amount over the amount then on deposit in the Cash Reserve Account. On each Distribution Date, the Required Cash Reserve Amount will be an amount equal to the lesser of (a) the greater of (i) a specified percentage (the "Required Reserve Percentage") of the Aggregate Principal Balance of the Auto Loans determined as of the end of the immediately preceding Due Period and (ii) $703,739 and (b) the Aggregate Principal Balance of the Auto Loans as of the end of the immediately preceding Due Period. Generally the Required Reserve Percentage will equal 9%; however, in the event that the rates of losses or delinquencies on the Auto Loans exceed certain specified levels, the Required Reserve Percentage will increase to 11% generally until such event is cured. Available Cash Reserve Amounts in excess of the Required Cash Reserve Amount will be remitted to the Seller on each Distribution Date. If, in any Due Period, Available Funds are insufficient to pay (a) the Trust Operating Expenses, (b) Monthly Interest, and (c) the Monthly Principal Distributable Amount, the Servicer will instruct the Trustee to make a withdrawal from the Cash Reserve Account in an amount equal to the lesser of (i) such deficiency and
(ii) the Available Cash Reserve Amount. The Trustee will deposit such withdrawals into the Collection Account and make disbursements thereof.

         In addition to withdrawals as a result of losses and delinquencies on the Auto Loans the amount required to be on deposit in the Cash Reserve Account may be reduced from time to time upon satisfaction of certain conditions set forth in the Agreement. On the first Distribution Date following the payment in full of the Certificates, the Trustee shall disburse all amounts held in the Cash Reserve Account to the Seller.

         The Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity or defect of, to correct or supplement any provisions which may be inconsistent with any other provisions or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. Such Opinion of Counsel shall be at the expense of the party requesting such amendment or, if such amendment is required by any Rating Agency to maintain the rating issued by it on the Certificates or requested by the Trustee in order to clarify any ambiguity or resolve any inconsistency, then the related Opinion of Counsel shall be at the expense of the Servicer.

         The Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of the Certificateholders of not less than an aggregate Percentage of 66 2/3% of outstanding Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall
(a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Auto Loans or distributions which are required to be made on any Certificate then outstanding, (b) reduce the aforesaid percentage required to consent to any such amendment or (c) modify Section 10.03(b) of the Agreement without the consent of the holders of all Certificates then outstanding. The Trustee may set a record date for purposes of determining the holders entitled to give a written consent or waive compliance as authorized or permitted by
Section 10.03(b) of the Agreement. Such record date shall not be more than 30 days prior to the first solicitation to such consent or waiver. Promptly after the execution of any amendment or consent pursuant to Section 10.03 of the Agreement, the Trustee shall furnish such amendment to each Certificateholder or a written summary of such amendment prepared by the Servicer and, not later than the tenth Business Day preceding the effectiveness of any such amendment, the Rating Agencies. It shall not be necessary for the consent of Certificateholders under Section 10.03 of the Agreement to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe. In connection with any amendment pursuant to Section
10.03 of the Agreement, the Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

         The Agreement and the respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth) shall terminate on the earlier of:

              (i) the day after the day on which the Certificateholders are paid all amounts required to be paid to them pursuant to the Agreement and this and all other outstanding Certificates; and

              (ii)  March 20, 2002.

         Upon at least 15 days' written notice to the Trustee (and to each Certificateholder) prior to a Distribution Date; PROVIDED the Certificate Principal Balance on such Distribution Date is 10% or less of the Initial Principal Amount, the Servicer may, but is not required to, purchase as of the last day of the preceding Due Period all, but not less than all, outstanding Auto Loans at a price equal to the Aggregate Principal Balances of all Auto Loans on the last day of the preceding Due Period plus accrued and unpaid interest thereon at the APR for each Auto Loan through the last day of such preceding Due Period. Such price shall be deposited to the Collection Account in immediately available funds by 10:00 a.m., New York City time, on the relevant Determination Date and the Trustee shall release the Auto Loans and cause the Custodian to release the Collateral Files to the Servicer, whereupon this Class C Certificate shall no longer evidence any right or interest in the Auto Loans or the Collateral Files or any proceeds of the foregoing. Upon the request of the Servicer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in connection with the transfer of the Transferred Assets pursuant to Section 10.01(b) of the Agreement including, but not limited to, the execution of any Title Document to the extent necessary to effectuate the termination of such Auto Loan and the disposition of the related Automobile.

         This Class C Certificate does not represent an obligation of, or an interest in Eagle Finance Corp. or Eagle Auto Funding Corp. or any Affiliate thereof. This Certificate is limited in right of payment to certain collections respecting the Trust Assets, all as more specifically set forth herein and in the Agreement.

         The holder hereof, by its acceptance of this Class C Certificate, agrees to look solely to the funds in the Collection Account to the extent available for distribution to the holder hereof as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the holder hereof for any amounts payable under this Class C Certificate or the Agreement.

         This Class C Certificate does not purport to summarize the Agreement and is qualified in its entirety by the Agreement.

Reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be made available for review and inspection by any Certificateholder during normal business hours at the office of the Trustee, Harris Trust and Savings Bank, 311 West Monroe Street, Chicago, Illinois 60606 upon the prior written request of such Certificateholder.

         IN WITNESS WHEREOF, Eagle Auto Trust 1996-A has caused this Class C Certificate to be duly executed by the manual or facsimile signature of the duly authorized officer of the Trustee.


                     EAGLE AUTO TRUST 1996-A


    By   Harris Trust and Savings Bank, not in its individual capacity, but solely as Trustee



                     By
                       -------------------------------
                     Title:

                            CERTIFICATE OF AUTHENTICATION


         This is one of the Class A Certificates referred to in the within mentioned Agreement.



                     Harris Trust and Savings Bank, as Trustee



                     By
                       -------------------------------
                     Authorized Officer


Dated:

                                      ASSIGNMENT


         Social Security or other identifying number of assignee
_______________.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the written certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________

(1) A Non U.S. Person as de-           Note:     The signature(s) to
    fined in the Code must                       this Assignment
    certify to the Trustee in                    must correspond
    writing as to its Non U.S.                   with the name(s) as
    Person status and such                       written on the face
    further information as may                   of the within cer-
    be required under the Code                   tificate in every
    or reasonably requested by                   particular without
    the Trustee                                  alteration or en-
                                                 largement or any
                                                 change whatsoever

                                      EXHIBIT I
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF September 1, 1996
                               EAGLE AUTO TRUST 1996-A


                           [FORM OF RULE 144A CERTIFICATE]


Harris Trust and Savings Bank,                                        (DATE)
  as Trustee
311 West Monroe Street, 12th Floor
Chicago, IL 60606
Attn:  Indenture Trust Division

         Re:  Eagle Auto Trust 1996-A [  ]% Certificates
              ------------------------------------------

         Reference is hereby made to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") among Eagle Auto Funding Corp., as Seller, Eagle Finance Corp., as Servicer and Harris Trust and Savings Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

[NOTE: INSERT [A] FOR TRANSFERS OF DEFINITIVE CERTIFICATES TO TRANSFEREES THAT TAKE DELIVERY IN INTERESTS IN THE BOOK-ENTRY CERTIFICATES. INSERT [B] FOR TRANSFERS OF DEFINITIVE CERTIFICATES TO TRANSFEREES THAT TAKE DELIVERY IN DEFINITIVE CERTIFICATES. INSERT [C] FOR TRANSFERS OF INTERESTS IN THE BOOK-ENTRY CERTIFICATES TO TRANSFEREES THAT TAKE DELIVERY IN DEFINITIVE CERTIFICATES.)]

         [A]  This letter relates to $_____ Initial [Principal Amount] of
[Class A/Class B/Class C] Certificates which are held in the form of Definitive Certificates in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for a beneficial interest in the Book-Entry Certificate to be held with the Clearing Agency in the name of [insert name of transferee].

         [B]  This letter relates to $_____ Initial [Principal Amount] of
[Class A/Class B/Class C] Certificates which are held in the form of Definitive Certificates registered in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

         [C] This letter relates to $__________ Initial [Principal Amount] of [Class A/Class B] Certificates which are held in the form of a beneficial interest in the Book-Entry Certificate with the Clearing Agency in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Book-Entry Certificate for Definitive Certificates of such Class registered in the name of [insert name of transferee].

         In connection with such request, and in respect of such Certificates, the Transferee hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act it is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer", and is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. The Transferee further certifies that it either
(a) is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or (b) it is an insurance company general account and, pursuant to Section I of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), the acquisition and holding of the Certificates and, pursuant to Section III of PTCE 95-60, the servicing, management and operation of the Trust are with respect to such Purchaser exempt from the "prohibited transaction" provisions of ERISA and the Code [* or (c) if the Transferee is a Benefit Plan Entity, the following:

         a. the Transferee is not a Benefit Plan Entity with respect to an employee benefit plan sponsored by any member of the Restricted Group (as defined in the Private Placement Memorandum);


-------------------------
    * Do not include bracketed language for acquisitions or transfers of Certificates that (i) evidence rights and interests that are subordinated to the rights and interests evidenced by other Certificates of the Trust, or (ii) occur at any time during which the Certificates being acquired or transferred are not rated in one of the top three rating categories of any rating agency that satisfies the requirements of Prohibited Transaction Exemption 89-90 and that
(a) is rating the Certificates as of the date hereof and (b) has been requested by the issuer of the Certificates to rate the Certificates.

         b. either (A) the person who has discretionary authority or renders investment advice to the Transferee with respect to the investment of plan assets in the Certificates is not an Obligor (or an affiliate) with respect to the Receivables (as defined in the Private Placement Memorandum), or (B) the person who has such discretionary authority or renders such investment advice is an Obligor (or an affiliate) with respect to less than 5 percent of the Receivables; and, immediately after the acquisition of the Certificates, no more than 25 percent of the assets of the Transferee are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity; and

         c. the Transferee is an "accredited investor" as defined in Rule 501(a) of Regulation D pursuant to the 1933 Act.]

         You and Greenwich Capital Markets, Inc. and the Seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


[Insert Name of Transferee]

By
  ------------------------------------------------------------------------------
  Name:
  Title:



Dated:__________, _____

                                      EXHIBIT J
                                          TO
                           POOLING AND SERVICING AGREEMENT
                            DATED AS OF SEPTEMBER 1, 1996
                               EAGLE AUTO TRUST 1996-A

                      [FORM OF ACCREDITED INVESTOR CERTIFICATE]


                                                                          (Date)


Harris Trust and Savings Bank
  as Trustee
311 West Monroe Street
Chicago Illinois 60606


Dear Sirs:

         In connection with our proposed purchase of $__________ principal
amount of Eagle Auto Trust 1996-A [    ]% Certificates (the "Certificates") of
Eagle Auto Funding Corp. (the "Seller"), we confirm that:

(1) We have received a copy of the Private Placement Memorandum dated [October 1], 1996 relating to the Certificates (the "Private Placement Memorandum"), and we understand that the Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Certificates within three years of the later of the date of original issuance of the Certificates or the last day on which such Certificates are owned by the Seller or any affiliate of the Seller (which includes the Placement Agent) we will do so only (A) to the Seller, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (E) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Trustee under the Pooling and Servicing Agreement dated as of September 1, 1996 among the Seller, Eagle Finance Corp., as Servicer and Harris Trust and Savings Bank, as Trustee (the "Trustee"), a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Certificates from us a notice advising such purchaser that resales of the Certificates are restricted as stated herein.

(2) We understand that, on any proposed resale of any Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Seller such certifications, legal opinions and other information as either of them may reasonably require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are acquiring the Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor or a QIB) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) We are either (a) not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, or
    (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or (b) it is an insurance company general account and, pursuant to Section I of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), the acquisition and holding of the Certificates and, pursuant to Section III of PTCE 95-60, the servicing, management and operation of the Trust are with respect to such Purchaser exempt from the "prohibited transaction" provisions of ERISA and the Code [** or (c) if the Purchaser is a Benefit Plan Entity, the following:

         a. the Purchaser is not a Benefit Plan Entity with respect to an employee benefit plan sponsored by any member of the Restricted Group (as defined in the Private Placement Memorandum);

         b. either (A) the person who has discretionary authority or renders investment advice to the Purchaser with respect to the investment of plan assets in the Certificates is not an Obligor (or an affiliate) with respect to the Receivables (as defined in the Private Placement Memorandum), or (B) the person who has such discretionary authority or renders such investment advice is an Obligor (or an affiliate) with respect to less than 5 percent of the Receivables; and, immediately after the acquisition of the Certificates, no more than 25 percent of the assets of the Purchaser are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity; and

         c. the Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D pursuant to the Securities Act.]


-------------------------
    **   Do not include bracketed language for acquisitions or transfers of
Certificates that (i) evidence rights and interests that are subordinated to the rights and interests evidenced by other Certificates of the Trust, or (ii) occur at any time during which the Certificates being acquired or transferred are not rated in one of the top three rating categories of any rating agency that satisfies the requirements of Prohibited Transaction Exemption 89-90 and that
(a) is rating the Certificates as of the date hereof and (b) has been requested by the issuer of the Certificates to rate the Certificates.

         Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Private Placement Memorandum.

         You and the Seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


Very truly yours,

[PURCHASER]



By:
   -----------------------------------------------------------------------------
   Name:
   Title:


Offered Certificates to be purchased:


$__________ original Certificate Balance of Certificates.

                                      EXHIBIT K

                           FORM OF TRANSFEROR'S CERTIFICATE


Harris Trust and Savings Bank,
  as Trustee
311 West Monroe Street
Chicago, IL 60606

              Re:  Eagle Auto Trust 1996-A Automobile Loan-Backed
              Pass Through Certificates
              ---------------------------------------------------

Ladies and Gentlemen:

    In connection with the disposition by the transferor listed below (the "Transferor") of Certificates (the "Certificates") issued pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement") between Eagle Auto Funding Corp., as seller (the "Seller"), Eagle Finance Corp., individually and as Servicer, and Harris Trust and Savings Bank, as trustee (the "Trustee"), relating to the Eagle Auto Trust 1996-A Automobile Loan-Backed Pass Through Certificates (the "Certificates"), the Transferor certifies that:

         (a) the Transferor understands that the Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being disposed of by the Transferor in a transaction that is exempt from the registration requirements of the 1933 Act; and

         (b) the Transferor has not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the 1933 Act.

         You and Greenwich Capital Markets, Inc. and the Seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                        Very truly yours,



                        ----------------------------
                        Name of Transferor

                        By:
                            ------------------------
                        Name:
                             -----------------------


                                         K-2